UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                               FORM N-CSR

    CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                COMPANIES

              Investment Company Act file number 811-21944
                                                 ---------

                   First Trust Exchange-Traded Fund II
-------------------------------------------------------------------------
           (Exact name of registrant as specified in charter)

                    120 East Liberty Drive, Suite 400

                            Wheaton, IL 60187
           (Address of principal executive offices) (Zip code)

                         W. Scott Jardine, Esq.
                       First Trust Portfolios L.P.
                    120 East Liberty Drive, Suite 400
                            Wheaton, IL 60187
-------------------------------------------------------------------------
                 (Name and address of agent for service)

   Registrant's telephone number, including area code: (630) 765-8000
                                                       --------------

                  Date of fiscal year end: September 30
                                           ------------

                Date of reporting period: March 31, 2011
                                          --------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORT TO STOCKHOLDERS.

The registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:


First Trust

First Trust Exchange-Traded Fund II



First Trust STOXX(R) European Select Dividend Index Fund

First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund

First Trust Dow Jones Global Select Dividend Index Fund

First Trust ISE Global Wind Energy Index Fund

First Trust ISE Global Engineering and Construction Index Fund

First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund

First Trust ISE Global Copper Index Fund

First Trust ISE Global Platinum Index Fund

First Trust BICK Index Fund

First Trust NASDAQ CEA Smartphone Index Fund


------------------
Semi-Annual Report
March 31, 2011
------------------

Front Cover

--------------------------------------------------------------------------------
TABLE OF CONTENTS
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                      First Trust Exchange-Traded Fund II
                                 March 31, 2011


Shareholder Letter ........................................................... 2
Market Overview .............................................................. 3
Fund Performance Overview
      First Trust STOXX(R) European Select Dividend Index Fund. .............. 4
      First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund... 6
      First Trust Dow Jones Global Select Dividend Index Fund ................ 8
      First Trust ISE Global Wind Energy Index Fund ..........................10
      First Trust ISE Global Engineering and Construction Index Fund .........12
      First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index
         Fund.................................................................14
      First Trust ISE Global Copper Index Fund ...............................16
      First Trust ISE Global Platinum Index Fund .............................18
      First Trust BICK Index Fund ............................................20
      First Trust NASDAQ CEA Smartphone Index Fund ...........................22
Notes to Fund Performance Overview ...........................................24
Understanding Your Fund Expenses .............................................25
Portfolio of Investments
      First Trust STOXX(R) European Select Dividend Index Fund ...............27
      First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund ..29
      First Trust Dow Jones Global Select Dividend Index Fund ................34
      First Trust ISE Global Wind Energy Index Fund ..........................37
      First Trust ISE Global Engineering and Construction Index Fund .........39
      First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index
         Fund.................................................................41
      First Trust ISE Global Copper Index Fund ...............................42
      First Trust ISE Global Platinum Index Fund .............................43
      First Trust BICK Index Fund ............................................44
      First Trust NASDAQ CEA Smartphone Index Fund ...........................46
Statements of Assets and Liabilities .........................................48
Statements of Operations .....................................................52
Statements of Changes in Net Assets ..........................................56
Financial Highlights .........................................................62
Notes to Financial Statements ................................................67
Additional Information .......................................................76
Risk Considerations...........................................................78

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                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Exchange-Traded Fund II (the "Trust") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that any series of the Trust described in this report (each such series is referred to as a "Fund" and collectively, the "Funds") will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in a Fund. See "Risk Considerations" at the end of this report for a discussion of other risks of investing in the Funds.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about each Fund's portfolio and presents data and analysis that provide insight into each Fund's performance and investment approach.

By reading the portfolio commentary by Robert F. Carey, Chief Investment Officer of the Advisor, you may obtain an understanding of how the market environment affected the performance of each Fund. The statistical information that follows may help you understand each Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in each Fund are spelled out in its prospectus, statement of additional information, this report and other Fund regulatory filings.

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SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND II
                           MESSAGE FROM THE PRESIDENT
                                 MARCH 31, 2011

Dear Shareholders:

I'm pleased to present you with the semi-annual report for your investment in First Trust Exchange-Traded Fund II.

First Trust Advisors L.P. ("First Trust") has always believed that staying invested in quality products and having a long-term horizon can help investors reach their financial goals. Successful investors understand that the success they have achieved is typically because of their long-term investment perspective through all kinds of markets. While the past two years were challenging, during 2010 the markets were recovering from their lows of 2008-2009, and the market continued this trend in the first quarter of this year.

The report you hold gives detailed information for the past six months about the Funds that comprise the First Trust Exchange-Traded Fund II. It contains each Fund's performance review and financial statements for the period. I encourage you to read this document and discuss it with your financial advisor.

First Trust has been through many types of markets. That's why we remain committed to being a long-term investor and investment manager and to bringing you quality investment solutions regardless of the inevitable volatility the market experiences. We offer a variety of products that may fit many financial plans to help those investors seeking long-term investment success. You may want to talk to your advisor about the investments First Trust offers that might also fit your financial goals.

First Trust is committed to making available up-to-date information about your investments so you and your financial advisor have current information on your portfolio. We continue to value our relationship with you, and we thank you for the opportunity to assist you in achieving your financial goals. I look forward to the remainder of 2011 and to the next edition of the Fund's report.

Sincerely,

/s/ James A. Bowen
---------------------
James A. Bowen
President of First Trust Exchange-Traded Fund II

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MARKET OVERVIEW
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND II
                               SEMI-ANNUAL REPORT
                                 MARCH 31, 2011

ROBERT F. CAREY, CFA
SENIOR VICE PRESIDENT AND CHIEF INVESTMENT OFFICER
FIRST TRUST ADVISORS L.P.

Mr. Carey is responsible for the overall management of research and analysis of the First Trust product line. Mr. Carey has 23 years of experience as an Equity and Fixed-Income Analyst and is a recipient of the Chartered Financial Analyst ("CFA") designation. He is a graduate of the University of Illinois at Champaign-Urbana with a B.S. in Physics. He is also a member of the Investment Analysts Society of Chicago and the CFA Institute. Mr. Carey has appeared as a guest on such programs as Bloomberg TV, CNBC, and WBBM Radio, and has been quoted by several publications, including The Wall Street Journal, The Wall Street Reporter, Bloomberg News Service, and Registered Rep.

STATE OF THE GLOBAL ECONOMY

The International Monetary Fund (IMF) expects the global economy to expand at a rate of approximately 4.5% in both 2011 and 2012, according to its World Economic Outlook released in April. The IMF sees emerging and developing economies growing at 6.5%, compared to only 2.5% for advanced economies. This outlook is fairly consistent with the climate that existed prior to the start of the subprime mortgage meltdown/credit crisis, which commenced in the second half of 2007. The Blue Chip Economic Indicators survey of 53 economists in April revealed a U.S. GDP forecast growth rate of 2.9% for 2011 and 3.2% for 2012. The average GDP growth rate in the U.S. over the past 20 years (3/91-3/11) was 2.6%, according to Bloomberg.

The U.S., as usual, is playing an integral role in shaping the global growth story. The Federal Reserve's monetary policy remains a hot-button issue, particularly with other central bankers and governments. The Fed has kept the federal funds target rate at 0-0.25% for over 27 months in an effort to stimulate growth in the U.S. While inflation has yet to rise in a meaningful way (still under the long-term average of 3.0%) it has spiked in some key emerging economies, including Brazil, India and China. The central banks in each of these three countries have raised their benchmark rates multiple times to try and curb rising inflation. Investors have taken notice as well, and have funneled substantial amounts of capital into such hard assets as gold, silver and various metals and mining companies. The extremely low level of interest rates in the U.S. has devalued the dollar. Commodities and precious metals are traditional hedges against a weak dollar. The dollar declined 3.8% against a basket of major currencies for the 6-month period ended March 31, 2011, and was down 18.0% since the end of the bear market on March 9, 2009.

The weakness in the dollar has wreaked havoc with the price of oil, which, like most commodities, is priced in dollars. The price of a barrel of crude oil surged 33.5% from $79.97 on September 30, 2010 to $106.72 on March 31, 2011.
OPEC has stated that it believes $100 oil will not derail the global economy. It could, however, stimulate more interest in alternative forms of energy, such as wind and solar.

GLOBAL MARKETS

Investors poured a net $33.8 billion into International/Global Equity/Hybrid funds, including ETFs, in the first quarter of 2011, according to Strategic Insight, LLC. At that pace, net inflows would surpass the $110.6 billion total for 2010.

For the 6-month period ended March 31, 2011, the MSCI World (ex U.S.) Index and MSCI Emerging Markets Index were up 11.5% (USD) and 9.5% (USD), respectively. The S&P 500 Index outperformed both with a gain of 17.3%.

With respect to the debt markets, the Barclays Capital Global Aggregate Index and Barclays Capital Global Emerging Markets Index returned -0.1% (USD) and 1.2%
(USD), respectively. The top performing U.S. bond group was the Barclays Capital U.S. Corporate High Yield Index, up 7.2%.

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FUND PERFORMANCE OVERVIEW
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FDD - FIRST TRUST STOXX(R) EUROPEAN SELECT DIVIDEND INDEX FUND

First Trust STOXX(R) European Select Dividend Index Fund, formerly known as First Trust Dow Jones STOXX(R) European Select Dividend Index Fund (the "Fund"), seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the STOXX(R) Europe Select Dividend 30 Index (the "STOXX Index"). The shares of the Fund are listed and trade on the NYSE Arca, Inc. under the ticker symbol "FDD." The Fund will normally invest at least 90% of its assets in non-U.S. common stocks that comprise the STOXX Index or in depositary receipts that may include American Depositary Receipts, Global Depositary Receipts, European Depositary Receipts or other depositary receipts (collectively, the "Depositary Receipts") representing securities in the STOXX Index.

The STOXX Index consists of 30 high dividend-yielding securities selected from the STOXX(R) Europe 600 Index, including secondary lines of those companies (where there are multiple lines of equity capital in a company), which covers 18 European countries: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Iceland, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. The STOXX Index is compiled and maintained by STOXX Limited. Only dividend-paying companies in the STOXX(R) Europe 600 Index (including secondary lines of those companies) are considered for inclusion in the STOXX Index. In addition, a company must have a non-negative five-year dividend-per-share growth rate and a dividend-to-earnings ratio of 60% or less.


--------------------------------------------------------------------------------
PERFORMANCE AS OF MARCH 31, 2011
--------------------------------------------------------------------------------

                                                                                Average Annual           Cumulative
                                                                                Total Returns          Total Returns
                                             6 Months Ended   1 Year Ended   Inception (08/27/07)   Inception (08/27/07)
                                                03/31/11        03/31/11         to 03/31/11            to 03/31/11

FUND PERFORMANCE
 NAV                                             10.69%          12.44%            -14.55%                -43.18%
 Market Price                                    11.45%          13.45%            -14.40%                -42.82%

INDEX PERFORMANCE
 STOXX(R) Europe Select Dividend 30 Index(1)     10.88%          12.89%            -13.89%                -41.56%
 STOXX(R) Europe 600 Index(2)                    11.39%          12.81%             -4.20%                -14.27%
 MSCI Europe Index                               11.25%          12.62%             -4.36%                -14.80%
------------------------------------------------------------------------------------------------------------------------


(1) Formerly known as the Dow Jones STOXX(R) Select Dividend 30 Index.
(2) Formerly known as the Dow Jones STOXX(R) 600 Index.

(See Notes to Fund Performance Overview on page 24.)

PERFORMANCE REVIEW
The Fund's six-month net asset value ("NAV") return of +10.69% underperformed the benchmark MSCI Europe Index return of +11.25% by -0.56%. During the period covered, the U.S. dollar weakened relative to the currencies held in the portfolio. The dollar lost -3.7% versus the Euro, while giving up -2.0% against the British Pound Sterling. Since the Fund invests in foreign securities in their local currency, this U.S. dollar weakness contributed +3.8% to the Fund's total return during the period. In addition to the strong currency return, financial stocks also fared well on a local basis. Two of the largest positions in the Fund, Provident Financial PLC and Man Group PLC were top contributors to the Fund's total return. The companies, which both returned more than 14% (local), represent significant exposure to the European lending market and asset management business. The Fund's exposure to weak-performing drug makers AstraZeneca PLC and GlaxoSmithKline PLC caused the Health Care sector to be the only sector in negative territory during the period.


-------------------
"STOXX," "STOXX(R) Europe 600 Index" and "STOXX(R) Europe Select Dividend 30 Index" are trademarks of STOXX(R) Limited ("STOXX") and have been licensed for use for certain purposes by First Trust and the Fund. The Fund, based on the STOXX(R) Europe Select Dividend 30 Index, is not sponsored, endorsed, sold or promoted by STOXX and STOXX does not make any representation regarding the advisability of trading or investing in such product.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------


FDD - FIRST TRUST STOXX(R) EUROPEAN SELECT DIVIDEND INDEX FUND (CONTINUED)


--------------------------------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF MARCH 31, 2011
--------------------------------------------------------------------------------

                                          % OF TOTAL
SECTOR                               LONG-TERM INVESTMENTS
Financials                                   41.59%
Telecommunication Services                   21.74
Utilities                                    20.27
Health Care                                   6.83
Industrials                                   2.88
Materials                                     2.29
Consumer Discretionary                        2.21
Energy                                        2.19
                                           --------
     Total                                  100.00%
                                           ========

--------------------------------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF MARCH 31, 2011
--------------------------------------------------------------------------------

                                           % OF TOTAL
SECURITY                             LONG-TERM INVESTMENTS
Man Group PLC                                 4.97%
Banco Santander S.A.                          4.69
France Telecom S.A.                           4.55
Provident Financial PLC                       4.30
Zurich Financial Services AG                  4.21
Catlin Group Ltd.                             4.16
Belgacom S.A.                                 4.09
RSA Insurance Group PLC                       4.02
Scottish & Southern Energy PLC                3.99
Koninklijke (Royal) KPN N.V.                  3.80
                                            -------
     Total                                   42.78%
                                            =======


                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                        AUGUST 27, 2007 - MARCH 31, 2011


FUND/INDEX                                        8/27/07  9/30/07  3/31/08  9/30/08  3/31/09  9/30/09  3/31/10  9/30/10  3/31/11
----------                                        -------  -------  -------  -------  -------  -------  -------  -------  -------
First Trust STOXX(R) European Select Dividend
    Index Fund                                    $10,000  $10,323  $ 8,841  $ 5,562  $ 3,201  $ 5,182  $ 5,053  $ 5,133  $ 5,682
STOXX(R) Europe Select Dividend 30 Index           10,000   10,304    9,039    5,539    3,263    5,275    5,178    5,271    5,844
STOXX(R) Europe 600 Index                          10,000   10,622    9,670    7,333    4,836    7,484    7,600    7,697    8,573
MSCI Europe Index                                  10,000   10,636    9,675    7,347    4,846    7,462    7,565    7,658    8,520


Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH MARCH 31, 2011

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period August 30, 2007 (commencement of trading) through March 31, 2011. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------

FOR THE PERIOD       0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%

8/30/07 - 9/30/07         7              9              4            0
10/1/07 - 9/30/08        38             55             74           30
10/1/08 - 9/30/09        34             27             43           84
10/1/09 - 9/30/10        49             28             14           11
10/1/10 - 3/31/11        49             37              3            0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------

FOR THE PERIOD       0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%

8/30/07 - 9/30/07         1              0              0            0
10/1/07 - 9/30/08        25             12             10            9
10/1/08 - 9/30/09        19             18             15           12
10/1/09 - 9/30/10        57             46             36           11
10/1/10 - 3/31/11        30              7              0            0

-------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
-------------------------------------------------------------------------------

FFR - FIRST TRUST FTSE EPRA/NAREIT DEVELOPED MARKETS REAL ESTATE INDEX FUND

First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund, formerly known as the First Trust FTSE EPRA/NAREIT Global Real Estate Index Fund (the "Fund"), seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the FTSE EPRA/NAREIT Developed Index, which was formerly known as the FTSE EPRA/NAREIT Global Real Estate Index (the "FTSE Index"). The shares of the Fund are listed and trade on the NYSE Arca, Inc. under the ticker symbol "FFR." The Fund will normally invest at least 90% of its assets in common stocks that comprise the FTSE Index or in Depositary Receipts representing securities in the FTSE Index. The FTSE Index is compiled and maintained by FTSE International Limited. The FTSE Index is modified market cap weighted based on free float market capitalization and tracks the performance of listed real estate companies or real estate investment trusts ("REITs") in North America, Europe and Asia. The FTSE Index is comprised of the FTSE EPRA/NAREIT North America Series, the FTSE EPRA/NAREIT Europe Series and the FTSE EPRA/NAREIT Asia Series.


--------------------------------------------------------------------------------
PERFORMANCE AS OF MARCH 31, 2011
--------------------------------------------------------------------------------

                                                                                Average Annual           Cumulative
                                                                                Total Returns          Total Returns
                                             6 Months Ended   1 Year Ended   Inception (08/27/07)   Inception (08/27/07)
                                                 03/31/11       03/31/11         to 03/31/11            to 03/31/11

FUND PERFORMANCE
 NAV                                              8.88%          18.41%             -5.01%                -16.85%
 Market Price                                     9.10%          18.43%             -4.89%                -16.49%

INDEX PERFORMANCE
 FTSE EPRA/NAREIT Developed Index                 9.38%          19.34%             -4.09%                -13.94%
 S&P Global REIT Index                           13.03%          23.79%             -3.09%                -10.66%
 MSCI World REIT Index                           13.81%          23.24%             -5.68%                -18.93%
------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 24.)

PERFORMANCE REVIEW

The Fund's six-month NAV return of +8.88% underperformed the benchmark S&P Global REIT Index return of +13.03% by -4.15%. During the period covered, the U.S. dollar weakened relative to the currencies held in the portfolio. The dollar lost -3.7% versus the Euro, while giving up -2.0% against the British Pound Sterling. Since the Fund invests in foreign securities in their local currency, this U.S. dollar weakness contributed +1.7% to the Fund's total return during the period. The Fund's largest U.S. holding, Simon Property Group, Inc. returned +17.3% to the Fund, as the company rallied on the heels of 8 months of consecutive increases in U.S. retail sales numbers. Elsewhere, the Fund's largest holding, Sun Hung Kai Properties Ltd. (based in Hong Kong), struggled returning -6.0% (local) to the Fund.


-------------------
The FTSE EPRA/NAREIT Developed Index is calculated by FTSE International Limited ("FTSE"). FTSE does not sponsor, endorse or promote the First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund. All copyright in the index values and constituent list vests in FTSE and/or its licensors. First Trust and the Fund have obtained full license from FTSE to use such copyright in the creation of the First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund. "FTSE(R)", "FT-SE(R)" and "Footsie(R)" are trademarks jointly owned by the London Stock Exchange Plc and the Financial Times Limited and are used by FTSE under license. "NAREIT(R)" is the trademark of the National Association of Real Estate Investment Trusts and "EPRA(R)" is the trademark of the European Public Real Estate Association and are used by FTSE under license. FFR - FIRST TRUST FTSE EPRA/NAREIT DEVELOPED MARKETS REAL ESTATE INDEX FUND (CONTINUED)

-------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
-------------------------------------------------------------------------------

FFR - First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index
    Fund (Continued)

--------------------------------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF MARCH 31, 2011
--------------------------------------------------------------------------------

                                          % OF TOTAL
SECTOR                              LONG-TERM INVESTMENTS
Financials                                  99.85%
Consumer Discretionary                       0.15
                                           -------
     Total                                 100.00%
                                           =======

--------------------------------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF MARCH 31, 2011
--------------------------------------------------------------------------------

                                         % OF TOTAL
SECURITY                            LONG-TERM INVESTMENTS
Simon Property Group, Inc.                  3.80%
Sun Hung Kai Properties Ltd.                3.69
Westfield Group                             2.70
Unibail-Rodamco S.A.                        2.40
Mitsubishi Estate Co., Ltd.                 2.12
Equity Residential                          2.01
Vornado Realty Trust                        1.93
Mitsui Fudosan Co., Ltd.                    1.77
Public Storage                              1.72
HCP, Inc.                                   1.70
                                          -------
     Total                                 23.84%
                                          =======


                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                        AUGUST 27, 2007 - MARCH 31, 2011

FUND/INDEX                                      8/27/07  9/30/07  3/31/08  9/30/08  3/31/09  9/30/09  3/31/10  9/30/10  3/31/11
----------                                      -------  -------  -------  -------  -------  -------  -------  -------  -------
First Trust FTSE EPRA/NAREIT Developed Markets
    Real Estate Index Fund                      $10,000  $10,686  $ 9,012  $ 7,443  $ 3,849  $ 6,500  $ 7,022  $ 7,636  $ 8,315
FTSE EPRA/NAREIT Developed Index                 10,000   10,693    9,057    7,420    3,909    6,645    7,212    7,868    8,606
S&P Global REIT Index                            10,000   10,590    9,162    7,992    3,833    6,541    7,216    7,903    8,934
MSCI World REIT Index                            10,000   10,656    9,061    7,901    3,678    6,086    6,578    7,124    8,107

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH MARCH 31, 2011

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period August 30, 2007 (commencement of trading) through March 31, 2011. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------

FOR THE PERIOD       0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%

8/30/07 - 9/30/07         9             10              1            0
10/1/07 - 9/30/08        58             63             48           11
10/1/08 - 9/30/09        44             48             40           49
10/1/09 - 9/30/10       109             64             14            9
10/1/10 - 3/31/11        96             24              1            0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------

FOR THE PERIOD       0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%

8/30/07 - 9/30/07         1              0              0            0
10/1/07 - 9/30/08        35             21             12            5
10/1/08 - 9/30/09        16             17             12           26
10/1/09 - 9/30/10        32             22              2            0
10/1/10 - 3/31/11         5              0              0            0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FGD - FIRST TRUST DOW JONES GLOBAL SELECT DIVIDEND INDEX FUND

First Trust Dow Jones Global Select Dividend Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Dow Jones Global Select Dividend Index(SM) (the "Select Dividend Index"). The shares of the Fund are listed and trade on the NYSE Arca, Inc. under the ticker symbol "FGD." The Fund will normally invest at least 90% of its assets in common stocks that comprise the Select Dividend Index or in Depositary Receipts representing securities in the Select Dividend Index.

The Select Dividend Index is an indicated annual dividend yield weighted index of 100 stocks selected from the developed-market portion of the Dow Jones World Index(SM). Indicated annual dividend yield is a stock's unadjusted indicated annual dividend (not including any special dividends) divided by its unadjusted price.

--------------------------------------------------------------------------------
PERFORMANCE AS OF MARCH 31, 2011
--------------------------------------------------------------------------------

                                                                                Total Returns          Total Returns
                                             6 Months Ended   1 Year Ended   Inception (11/21/07)   Inception (11/21/07)
                                                03/31/11        03/31/11         to 03/31/11            to 03/31/11

FUND PERFORMANCE
 NAV                                             11.36%          18.31%             -1.04%                 -3.46%
 Market Price                                    11.77%          18.94%             -0.87%                 -2.88%

INDEX PERFORMANCE
 Dow Jones Global Select Dividend Index(SM)      11.51%          18.44%             -0.87%                 -2.88%
 Dow Jones World Developed Markets Index(SM)     14.80%          14.68%             -1.17%                 -3.88%
 MSCI World Index                                14.18%          13.45%             -2.12%                 -6.92%
------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 24.)

PERFORMANCE REVIEW

The Fund's six-month NAV return of +11.36% underperformed the benchmark MSCI World Index return of +14.18% by -2.82%. During the period covered, the U.S. dollar weakened relative to the currencies held in the portfolio. The dollar lost -3.7% versus the Euro, while giving up -2.0% against the British Pound Sterling. Since the Fund invests in foreign securities in their local currency, this U.S. dollar weakness contributed +4.1% to the Fund's total return during the period. In addition to the strong currency return, financial stocks also fared well on a local basis, contributing the most to the Fund's total local return. One of the largest positions in the Fund, Provident Financial PLC, the U.K.'s biggest subprime lender, returned +20.4% (local) during the period. The Industrials sector was the strongest sector in the Fund, in terms of total return (+19.2% local), as several component securities announced strong revenue increases, in addition to enhanced margins. Russel Metals, Inc. (+31.6% local), a Canadian-based steel company, was one of the Fund's top-performing stocks during the period.


-------------------
Dow Jones and Dow Jones Global Select Dividend Index(SM) are trademarks of Dow Jones & Company, Inc. ("Dow Jones") and have been licensed for use for certain purposes by First Trust and the Fund. The Fund, based on the Dow Jones Global Select Dividend Index(SM), is not sponsored, endorsed, sold or promoted by Dow Jones and Dow Jones makes no representation regarding the advisability of trading or investing in such product.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FGD - FIRST TRUST DOW JONES GLOBAL SELECT DIVIDEND INDEX FUND (CONTINUED)

--------------------------------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF MARCH 31, 2011
--------------------------------------------------------------------------------

                                          % OF TOTAL
SECTOR                               LONG-TERM INVESTMENTS
Telecommunication Services                  24.09%
Financials                                  19.01
Utilities                                   18.02
Industrials                                  9.71
Energy                                       6.25
Consumer Staples                             6.10
Consumer Discretionary                       5.63
Materials                                    4.41
Health Care                                  3.96
Information Technology                       2.82
                                          --------
     Total                                 100.00%
                                          ========

--------------------------------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF MARCH 31, 2011
--------------------------------------------------------------------------------

                                          % OF TOTAL
SECURITY                             LONG-TERM INVESTMENTS
Cable & Wireless Communications
     PLC                                     1.93%
Bell Aliant, Inc.                            1.85
Telstra Corp. Ltd.                           1.77
Telecom Corp. of New Zealand Ltd.            1.69
Canadian Oil Sands Ltd.                      1.68
Deutsche Telekom AG                          1.51
France Telecom S.A.                          1.49
Colruyt S.A.                                 1.48
Provident Financial PLC                      1.46
Mobistar S.A.                                1.42
                                           -------
     Total                                  16.28%
                                           =======


                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                       NOVEMBER 21, 2007 -MARCH 31, 2011

FUND/INDEX                                       11/21/07   3/31/08   9/30/08   3/31/09   9/30/09   3/31/10   9/30/10   3/31/11
----------                                       --------   -------   -------   -------   -------   -------   -------   -------
First Trust Dow Jones Global Select Dividend
   Index Fund                                     $10,000   $ 9,345   $ 7,028   $ 4,375   $ 7,857  $ 8,160    $ 8,669   $ 9,654
Dow Jones Global Select Dividend Index(SM)         10,000     9,362     6,925     4,380     7,873    8,200      8,709     9,712
Dow Jones World Developed Markets Index(SM)        10,000     9,379     7,816     5,416     7,765    8,381      8,372     9,612
MSCI World Index                                   10,000     9,378     7,815     5,385     7,636    8,204      8,152     9,308

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH MARCH 31, 2011

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period November 27, 2007 (commencement of trading) through March 31, 2011. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------

FOR THE PERIOD        0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%

11/27/07 - 9/30/08        21             22             54           69
10/1/08 - 9/30/09         22             33             59           71
10/1/09 - 9/30/10        129             53              8            3
10/1/10 - 3/31/11         56             68              0            0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------

FOR THE PERIOD        0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%

11/27/07 - 9/30/08        17              6             12           12
10/1/08 - 9/30/09         17             12             22           16
10/1/09 - 9/30/10         47             11              1            0
10/1/10 - 3/31/11          2              0              0            0

-------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
-------------------------------------------------------------------------------

FAN - FIRST TRUST ISE GLOBAL WIND ENERGY INDEX FUND

First Trust ISE Global Wind Energy Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the ISE Global Wind Energy Index (the "ISE Index"). The shares of the Fund are listed and trade on the NYSE Arca, Inc. under the ticker symbol "FAN." The Fund will normally invest at least 90% of its assets in common stocks that comprise the ISE Index or in Depositary Receipts representing securities in the ISE Index. The ISE Index was developed and is owned by the International Securities Exchange, LLC, in consultation with Standard & Poor's, a Division of The McGraw-Hill Companies, Inc., which calculates and maintains the ISE Index. The ISE Index provides a benchmark for investors interested in tracking public companies throughout the world that are active in the wind energy industry based on analysis of the products and services offered by those companies.

--------------------------------------------------------------------------------
PERFORMANCE AS OF MARCH 31, 2011
--------------------------------------------------------------------------------

                                                                      Average Annual           Cumulative
                                                                      Total Returns          Total Returns
                                   6 Months Ended   1 Year Ended   Inception (06/16/08)   Inception (06/16/08)
                                      03/31/11        03/31/11         to 03/31/11            to 03/31/11
FUND PERFORMANCE
 NAV                                   14.59%         -11.20%            -27.60%                -59.38%
 Market Price                          15.71%         -10.12%            -27.43%                -59.10%

INDEX PERFORMANCE
 ISE Global Wind Energy Index          14.78%         -10.41%            -26.97%                -58.38%
 Russell 3000(R) Index                 18.71%          17.41%              2.04%                  5.81%
 MSCI World Index                      14.18%          13.45%             -1.28%                 -3.52%
--------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 24.)


PERFORMANCE REVIEW

The Fund's six-month NAV return of +14.59% outperformed the benchmark MSCI World Index return of +14.18% by +0.41%. During the period covered, the U.S. dollar weakened relative to the currencies held in the portfolio. The dollar lost -3.7% versus the Euro, while giving up -2.0% against the British Pound Sterling. Since the Fund invests in foreign securities in their local currency, this U.S. dollar weakness contributed +3.1% to the Fund's total return during the period. From a local perspective, component securities had one of the best 6 month periods of performance in recent history. As European credit conditions have relaxed, in addition to fiscal policy becoming more accommodating towards wind energy, many of the Fund's holdings have rallied off of their lows. Gamesa Corp. Technologies S.A., (+42.9% local), the Spanish maker of wind turbines, is one example of a company benefitting from a stronger equity environment in Europe, in addition to stronger footing for the wind energy industry. The stock was the top-performing Spanish holding, and overall one of the Fund's top performers.


-------------------
"International Securities Exchange(TM)", "ISE(TM)" and "ISE Global Wind Energy Index" are trademarks of the International Securities Exchange(TM) and have been licensed for use for certain purposes by First Trust. The Fund, based on the ISE Global Wind Energy Index, is not sponsored, endorsed, sold or promoted by the International Securities Exchange(TM) and the International Securities Exchange(TM) makes no representation regarding the advisability of trading in such product.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------


FAN - FIRST TRUST ISE GLOBAL WIND ENERGY INDEX FUND (CONTINUED)


--------------------------------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF MARCH 31, 2011
--------------------------------------------------------------------------------

                                          % OF TOTAL
SECTOR                               LONG-TERM INVESTMENTS
Utilities                                   51.04%
Industrials                                  40.86
Energy                                       6.12
Materials                                    1.41
Consumer Discretionary                       0.57
                                           -------
     Total                                 100.00%
                                           =======

--------------------------------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF MARCH 31, 2011
--------------------------------------------------------------------------------

                                          % OF TOTAL
SECURITY                             LONG-TERM INVESTMENTS
Vestas Wind Systems A/S                      9.03%
Iberdrola Renovables S.A.                    8.03
EDP Renovaveis S.A.                          7.96
Gamesa Corp. Tecnologica S.A.                7.37
Repower Systems AG                           6.11
China Longyuan Power Group Corp.,
    Class H                                  5.93
China WindPower Group Ltd.                   4.09
Nordex AG                                    3.81
Fersa Energias Renovables S.A.               3.38
Hansen Transmissions International           3.03
                                            ------
     Total                                  58.74%
                                            ======

                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                         JUNE 16, 2008 -MARCH 31, 2011

FUND/INDEX                                      6/16/08   9/30/08   3/31/09   9/30/09   3/31/10   9/30/10   3/31/11
----------                                      -------   -------   -------   -------   -------   -------   -------
First Trust ISE Global Wind Energy Index Fund   $10,000   $ 6,370   $ 3,502   $ 5,461   $ 4,574   $ 3,544   $ 4,062
ISE Global Wind Energy Index                     10,000     6,314     3,515     5,512     4,646     3,626     4,162
Russell 3000(R) Index                            10,000     8,583     5,912     8,032     9,011     8,912    10,581
MSCI World Index                                 10,000     8,101     5,582     7,916     8,505     8,451     9,648


Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

--------------------------------------------------------------------------------

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

BID/ASK MIDPOINT VS. NAV THROUGH MARCH 31, 2011 The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period June 18, 2008 (commencement of trading) through March 31, 2011. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------

FOR THE PERIOD       0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%

6/18/08 - 9/30/08        24             17             13            2
10/1/08 - 9/30/09        57             52             40           11
10/1/09 - 9/30/10        77             18              1            0
10/1/10 - 3/31/11        44             11              0            0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------

FOR THE PERIOD       0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%

6/18/08 - 9/30/08         6              1              8            2
10/1/08 - 9/30/09        41             30             17            4
10/1/09 - 9/30/10        108            41              7            0
10/1/10 - 3/31/11        59             12              0            0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------


FLM - FIRST TRUST ISE GLOBAL ENGINEERING AND CONSTRUCTION INDEX FUND

First Trust ISE Global Engineering and Construction Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of the ISE Global Engineering and Construction(TM) Index (the "Index"). The shares of the Fund are listed and trade on the NYSE Arca, Inc. under the ticker symbol "FLM." The Fund will normally invest in all of the securities (including applicable Depositary Receipts) comprising the Index in proportion to their weightings in the Index.

The Index was developed and is owned by the International Securities Exchange, LLC, in consultation with Standard & Poor's, a Division of The McGraw-Hill Companies, Inc., which calculates and maintains the Index. The Index provides a benchmark for investors interested in tracking public companies throughout the world that are active in the engineering and construction industries, based on analysis of the products and services offered by those companies.

--------------------------------------------------------------------------------
PERFORMANCE AS OF MARCH 31, 2011
--------------------------------------------------------------------------------

                                                                                      Average Annual           Cumulative
                                                                                      Total Returns          Total Returns
                                                   6 Months Ended   1 Year Ended   Inception (10/13/08)   Inception (10/13/08)
                                                      03/31/11        03/31/11         to 03/31/11            to 03/31/11
FUND PERFORMANCE
 NAV                                                   23.83%          24.30%             23.28%                 67.44%
 Market Price                                          24.36%          23.99%             23.40%                 67.86%

INDEX PERFORMANCE
 ISE Global Engineering and Construction(TM) Index     24.46%          25.38%             26.62%                 78.82%
 Russell 3000(R) Index                                 18.71%          17.41%             15.97%                 44.05%
 MSCI World Industrials Index                          19.18%          21.20%             20.13%                 57.10%
------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 24.)

PERFORMANCE REVIEW

The Fund's six-month NAV return of +23.83% outperformed the benchmark MSCI World Industrials Index return of +19.18% by +4.65%. During the period covered, the U.S. dollar weakened relative to the currencies held in the portfolio. The dollar lost -3.7% versus the Euro, while giving up -2.0% against the British Pound Sterling. Since the Fund invests in foreign securities in their local currency, this U.S. dollar weakness contributed +2.5% to the Fund's total return during the period. Amidst a backdrop of increasing global production during the period, construction and engineering companies benefitted, returning +21.1% on a local basis during the six-month period. McDermott International, Inc. was the Fund's second-best performer, returning +71.8%, as the company announced several energy-related construction projects that were awarded to the Houston, Texas based construction company. Sacyr Vallehermoso S.A. was the Fund's top-performing security, returning +94.1% (local); the Spanish company, and leader of the Panama Canal expansion project, announced the project had passed its 10% completion goal during the period. U.S.-based stocks Chicago Bridge & Iron Co. N.V. (+66.5%), Foster Wheeler AG (+53.8%) and KBR, Inc. (+53.8%), were other companies representing the top 5 performing stocks in the Fund.


-------------------
"International Securities Exchange(TM)", "ISE(TM)" and "ISE Global Engineering and Construction(TM) Index" are trademarks of the International Securities Exchange(TM) and have been licensed for use for certain purposes by First Trust. The Fund, based on the ISE Global Engineering and Construction(TM) Index, is not sponsored, endorsed, sold or promoted by the International Securities Exchange(TM) and the International Securities Exchange(TM) makes no representation regarding the advisability of trading in such product.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FLM - FIRST TRUST ISE GLOBAL ENGINEERING AND CONSTRUCTION INDEX FUND (CONTINUED)

--------------------------------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF MARCH 31, 2011
--------------------------------------------------------------------------------

                                          % OF TOTAL
SECTOR                               LONG-TERM INVESTMENTS
Industrials                                  89.59%
Energy                                       10.41
                                            -------
     Total                                  100.00%
                                            =======

--------------------------------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF MARCH 31, 2011
--------------------------------------------------------------------------------

                                          % OF TOTAL
SECURITY                             LONG-TERM INVESTMENTS

Vinci S.A.                                   3.21%
Fluor Corp.                                  3.19
Aker Solutions ASA                           3.13
Hochtief AG                                  3.11
McDermott International, Inc.                3.04
Jacobs Engineering Group, Inc.               3.03
Bouygues S.A.                                3.02
KBR, Inc.                                    2.89
Skanska AB                                   2.80
JGC Corp.                                    2.70
                                            ------
     Total                                  30.12%
                                            ======


                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                       OCTOBER 13, 2008 - MARCH 31, 2011

FUND/INDEX                                              10/13/08   3/31/09   9/30/09   3/31/10   9/30/10   3/31/11
----------                                              --------   -------   -------   -------   -------   -------
First Trust ISE Global Engineering and Construction
    Index Fund                                          $10,000    $ 8,987   $13,384   $13,471   $13,522   $16,744
ISE Global Engineering and Construction(TM) Index        10,000      9,388    14,103    14,263    14,368    17,882
Russell 3000(R) Index                                    10,000      8,048    10,935    12,268    12,133    14,405
MSCI World Industrials Index                             10,000      7,741    11,514    12,962    13,181    15,710


Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH MARCH 31, 2011

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period October 15, 2008 (commencement of trading) through March 31, 2011. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------

FOR THE PERIOD        0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%

10/15/08 - 9/30/09        79             44             32           26
10/1/09 - 9/30/10        112             28              2            0
10/1/10 - 3/31/11         85              9              1            0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------

FOR THE PERIOD        0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%

10/15/08 - 9/30/09        36             12              8            5
10/1/09 - 9/30/10         88             18              4            0
10/1/10 - 3/31/11         30              1              0            0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------


GRID - FIRST TRUST NASDAQ(R) CLEAN EDGE(R) SMART GRID INFRASTRUCTURE INDEX FUND

First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ OMX(R) Clean Edge(R) Smart Grid Infrastructure Index(SM) (the "Index"). The shares of the Fund are listed and trade on The NASDAQ(R) Stock Market, Inc. under the ticker symbol "GRID." The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Index or in Depositary Receipts representing securities in the Index.

The Index is designed to act as a transparent and liquid benchmark for the grid and electric energy infrastructure sector. The Index includes companies that are primarily engaged and involved in electric grid, electric meters and devices, networks, energy storage and management, and enabling software used by the smart grid infrastructure sector.

--------------------------------------------------------------------------------
PERFORMANCE AS OF MARCH 31, 2011
--------------------------------------------------------------------------------

                                                                              Average Annual            Cumulative
                                                                              Total Returns           Total Returns
                                         6 Months Ended    1 Year Ended    Inception (11/16/09)    Inception (11/16/09)
                                            03/31/11         03/31/11          to 03/31/11             to 03/31/11

FUND PERFORMANCE
 NAV                                         15.96%           14.79%              12.66%                  17.74%
 Market Price                                16.09%           14.58%              12.59%                  17.64%

INDEX PERFORMANCE
 NASDAQ OMX(R) Clean Edge(R) Smart Grid
     Infrastructure Index(SM)                16.37%           15.68%              13.62%                  19.11%
 Russell 3000(R) Index                       18.71%           17.41%              18.38%                  26.00%
 S&P 1500 Industrials Index                  22.96%           23.44%              26.72%                  38.32%
 MSCI World Industrials Index                19.18%           21.20%              21.83%                  31.06%
-----------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 24.)


PERFORMANCE REVIEW

The Fund's six-month NAV return of +15.96% underperformed the benchmark S&P Composite 1500 Industrials Index return of +22.96% by -7.00%. During the period covered, the U.S. dollar weakened relative to the currencies held in the portfolio. The dollar lost -3.7% versus the Euro, while giving up -2.0% against the British Pound Sterling. Since the Fund invests partially in foreign securities in their local currency, this U.S. dollar weakness contributed +1.5% to the Fund's total return during the period. The Florida-based constructor of renewable energy infrastructure, MasTec, Inc., was the top-performing stock in the Fund, more than doubling in price during the period, returning +101.5%. In addition to strong earnings news during the period, holdings in the Fund generally benefitted from increasing investor risk appetite and interest in renewable energy companies, along with the smart grid companies that support them. General Cable Corp. (+59.7%) and Wesco International, Inc. (+59.1%) were the second and third top-performing stocks in the portfolio during the period.


-------------------
NASDAQ(R) and Clean Edge(R) are the registered trademarks (the "Marks") of The NASDAQ(R) Stock Market, Inc. ("NASDAQ(R)") and Clean Edge, Inc. ("Clean Edge(R)") respectively. NASDAQ(R) and Clean Edge(R) are, collectively with their affiliates, the "Corporations." The Index and Marks are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. The Fund should not be construed in any way as investment advice by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

GRID - FIRST TRUST NASDAQ(R) CLEAN EDGE(R) SMART GRID INFRASTRUCTURE INDEX FUND
    (CONTINUED)

--------------------------------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF MARCH 31, 2011
--------------------------------------------------------------------------------

                                          % OF TOTAL
SECTOR                               LONG-TERM INVESTMENTS
Industrials                                  66.58%
Information Technology                       19.57
Utilities                                    13.85
                                            -------
     Total                                  100.00%
                                            =======

TOP TEN PORTFOLIO HOLDINGS AS OF MARCH 31, 2011
--------------------------------------------------------------------------------

                                          % OF TOTAL
SECURITY                             LONG-TERM INVESTMENTS

NGK Insulators Ltd.                          8.19%
Schneider Electric S.A.                      8.18
Red Electrica Corp. S.A.                     7.96
Prysmian S.p.A                               7.92
Quanta Services, Inc.                        7.78
SMA Solar Technology AG                      4.73
Itron, Inc.                                  4.09
ITC Holdings Corp.                           3.92
Elster Group SE, ADR                         3.90
General Cable Corp.                          3.89
                                            ------
     Total                                  60.56%
                                            ======


                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                       NOVEMBER 16, 2009 -MARCH 31, 2011

FUND/INDEX                                                        11/16/09   3/31/10   9/30/10   3/31/11
----------                                                        --------   -------   -------   -------
First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure
    Index Fund                                                    $10,000    $10,257   $10,154   $11,774
NASDAQ OMX(R) Clean Edge(R) Smart Grid Infrastructure Index(SM)    10,000     10,297    10,236    11,911
Russell 3000(R) Index                                              10,000     10,731    10,614    12,600
S&P 1500 Industrials Index                                         10,000     11,205    11,249    13,832
MSCI World Industrials Index                                       10,000     10,814    10,997    13,106


Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH MARCH 31, 2011

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period November 17, 2009 (commencement of trading) through March 31, 2011. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------

FOR THE PERIOD        0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%

11/17/09 - 9/30/10        146             5              4            1
10/1/10 - 3/31/11          20             0              0            0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------

FOR THE PERIOD        0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%

11/17/09 - 9/30/10         57             4              1            1
10/1/10 - 3/31/11         101             5              0            0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------


CU - FIRST TRUST ISE GLOBAL COPPER INDEX FUND

First Trust ISE Global Copper Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the ISE Global Copper(TM) Index (the "Index"). The shares of the Fund are listed and trade on The NASDAQ(R) Stock Market, Inc. under the ticker symbol "CU." The Fund will normally invest at least 90% of its net assets in securities that comprise the Index or in Depositary Receipts representing securities in the Index.

The Index is designed to provide a benchmark for investors interested in tracking public companies that are active in the copper mining business based on analysis of revenue derived from the sale of copper. Issuers of component securities must be actively engaged in some aspect of the copper mining business such as copper mining, refining or exploration. The Index has been created to provide investors with a product allowing them to quickly take advantage of both event-driven news and long-term trends as the need for copper continues to evolve.

--------------------------------------------------------------------------------
PERFORMANCE AS OF MARCH 31, 2011
--------------------------------------------------------------------------------

                                                                               Average Annual            Cumulative
                                                                               Total Returns           Total Returns
                                          6 Months Ended    1 Year Ended    Inception (03/11/10)    Inception (03/11/10)
                                             03/31/11         03/31/11          to 03/31/11             to 03/31/11
FUND PERFORMANCE
 NAV                                          29.97%           41.48%              42.85%                  45.67%
 Market Price                                 30.32%           41.73%              43.63%                  46.51%

INDEX PERFORMANCE
 ISE Global Copper(TM) Index                  30.36%           42.88%              44.73%                  47.70%
 MSCI All Country World Materials Index       19.05%           20.78%              22.89%                  24.29%
 MSCI All Country World Index                 13.54%           14.08%              15.15%                  16.04%
------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 24.)


PERFORMANCE REVIEW

The Fund's six-month NAV return of +29.97% outperformed the benchmark MSCI All Country World Materials Index return of +19.05% by +10.92%. Increasing commodity prices, especially copper (+18.3%), was a primary contributor to the Fund's strong performance. Since the companies held in the Fund are primarily involved in the exploration and mining of copper metal, the strong commodity return is a chief contributor to the strong average component return of +34.5%. Copper miners Copper Mountain Mining Corp. (+92.3% local) and Anvil Mining Ltd. (+84.7%), were the Fund's top 2 performers during the six-month period. In addition to the strong local returns, the U.S. dollar weakened relative to the currencies held in the portfolio. The dollar lost -5.7% versus the Canadian dollar, while giving up -2.0% against the British Pound Sterling. Since the Fund invests primarily in foreign securities in their local currency, this U.S. dollar weakness contributed +3.5% to the Fund's total return during the period.


-------------------
"International Securities Exchange(TM)", "ISE(TM)" and "ISE Global Copper(TM) Index" are trademarks of the International Securities Exchange(TM) and have been licensed for use for certain purposes by First Trust. The Fund, based on the ISE Global Copper(TM) Index, is not sponsored, endorsed, sold or promoted by the International Securities Exchange(TM) and the International Securities Exchange(TM) makes no representation regarding the advisability of trading in such product.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------


CU - FIRST TRUST ISE GLOBAL COPPER INDEX FUND (CONTINUED)


--------------------------------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF MARCH 31, 2011
--------------------------------------------------------------------------------

                                          % OF TOTAL
SECTOR                               LONG-TERM INVESTMENTS
Materials                                   100.00%
                                            -------
     Total                                  100.00%
                                            =======

--------------------------------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF MARCH 31, 2011
--------------------------------------------------------------------------------

                                          % OF TOTAL
SECURITY                             LONG-TERM INVESTMENTS

Freeport-McMoRan Copper & Gold,
     Inc.                                    6.01%
Rio Tinto PLC, ADR                           5.90
Ivanhoe Mines Ltd.                           5.82
KGHM Polska Miedz S.A.                       5.80
Xstrata PLC                                  5.79
Antofagasta PLC                              5.46
Southern Copper Corp.                        5.40
Katanga Mining Ltd.                          4.79
First Quantum Minerals Ltd.                  4.56
MMC Norilsk Nickel, ADR                      4.54
                                            ------
     Total                                  54.07%
                                            ======


                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                         MARCH 11, 2010 -MARCH 31, 2011


FUND/INDEX                                  3/11/10    3/31/10    9/30/10    3/31/11
----------                                  -------    -------    -------    -------
First Trust ISE Global Copper Index Fund    $10,000    $10,297    $11,208    $14,567
ISE Global Copper(TM) Index                  10,000     10,337     11,329     14,770
MSCI All Country World Index                 10,000     10,172     10,220     11,604
MSCI All Country World Materials Index       10,000     10,291     10,440     12,429


Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.


FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH MARCH 31, 2011

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period March 12, 2010 (commencement of trading) through March 31, 2011. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------

FOR THE PERIOD       0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%

3/12/10 - 9/30/10        71             43              7            0
10/1/10 - 3/31/11        61             50              1            1

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------

FOR THE PERIOD       0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%

3/12/10 - 9/30/10        18              1              1            0
10/1/10 - 3/31/11        12              1              0            0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------


PLTM - FIRST TRUST ISE GLOBAL PLATINUM INDEX FUND

First Trust ISE Global Platinum Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the ISE Global Platinum(TM) Index (the "Index"). The shares of the Fund are listed and trade on The NASDAQ(R) Stock Market, Inc. under the ticker symbol "PLTM." The Fund will normally invest at least 90% of its net assets in securities that comprise the Index or in Depositary Receipts representing securities in the Index.

The Index is designed to provide a benchmark for investors interested in tracking public companies that are active in platinum group metals ("PGM") mining based on revenue analysis of those companies. PGMs collectively refer to six elements, platinum, palladium, osmium, iridium, ruthenium and rhodium, which have similar physical and chemical properties and tend to occur together in the same mineral deposits. Issuers of component securities must be actively engaged in some aspect of PGM mining such as mining, refining or exploration. The Index has been created to provide investors with a product allowing them to quickly take advantage of both event-driven news and long-term trends as the need for PGMs continues to evolve.


--------------------------------------------------------------------------------
PERFORMANCE AS OF MARCH 31, 2011
--------------------------------------------------------------------------------

                                                                                Average Annual            Cumulative
                                                                                Total Returns           Total Returns
                                           6 Months Ended    1 Year Ended    Inception (03/11/10)    Inception (03/11/10)
                                              03/31/11         03/31/11          to 03/31/11             to 03/31/11

FUND PERFORMANCE
 NAV                                           11.60%           5.74%               8.80%                   9.30%
 Market Price                                  12.27%           5.60%               9.52%                   10.07%

INDEX PERFORMANCE
 ISE Global Platinum(TM) Index                 11.56%           6.73%               10.23%                  10.82%
 MSCI All Country World Index                  13.54%           14.08%              15.15%                  16.04%
 MSCI All Country World Materials Index        19.05%           20.78%              22.89%                  24.29%
-------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 24.)

PERFORMANCE REVIEW

The Fund's six-month NAV return of +11.60% underperformed the benchmark MSCI All Country World Materials Index return of +19.05% by -7.45%. During the period covered, the U.S. dollar weakened relative to the currencies held in the portfolio. The dollar lost -5.7% versus the Canadian dollar, while giving up -2.0% against the British Pound Sterling. Since the Fund invests primarily in foreign securities in their local currency, this U.S. dollar weakness contributed +2.9% to the Fund's total return during the period. Palladium and platinum miners benefitted during the period from increasing demand from the auto and truck industries, which are significant users of the metals. In addition, concerns about supply of the metals from typical stockpiles also pushed up the price of miners. North American Palladium Ltd. was the Fund's top-performing stock, returning +56.7%, while Nkwe Platinum Ltd. was the Fund's weakest performing security, at -40.9% (local).


-------------------
"International Securities Exchange(TM)", "ISE(TM)" and "ISE Global Platinum(TM) Index" are trademarks of the International Securities Exchange(TM) and have been licensed for use for certain purposes by First Trust. The Fund, based on the ISE Global Platinum(TM) Index, is not sponsored, endorsed, sold or promoted by the International Securities Exchange(TM) and the International Securities Exchange(TM) makes no representation regarding the advisability of trading in such product.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

PLTM - FIRST TRUST ISE GLOBAL PLATINUM INDEX FUND (CONTINUED)


--------------------------------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF MARCH 31, 2011
--------------------------------------------------------------------------------

                                          % OF TOTAL
SECTOR                               LONG-TERM INVESTMENTS
Materials                                   96.63%
Information Technology                       3.37
                                           -------
     Total                                 100.00%
                                           =======

--------------------------------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF MARCH 31, 2011
--------------------------------------------------------------------------------

                                          % OF TOTAL
SECURITY                             LONG-TERM INVESTMENTS

MMC Norilsk Nickel, ADR                      7.79%
Anglo Platinum Ltd.                          7.39
Johnson Matthey PLC                          7.15
Impala Platinum Holdings Ltd.                7.06
Aquarius Platinum Ltd.                       6.91
Lonmin PLC                                   6.91
African Rainbow Minerals Ltd.                4.85
Xstrata PLC                                  4.70
Northam Platinum Ltd.                        4.60
Stillwater Mining Co.                        4.54
                                            ------
     Total                                  61.90%
                                            ======


                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                        MARCH 11, 2010 - MARCH 31, 2011

FUND/INDEX                                    3/11/10    3/31/10    9/30/10    3/31/11
----------                                    -------    -------    -------    -------
First Trust ISE Global Platinum Index Fund    $10,000    $10,337    $ 9,794    $10,930
ISE Global Platinum(TM) Index                  10,000     10,383      9,934     11,082
MSCI All Country World Index                   10,000     10,172     10,220     11,604
MSCI All Country World Materials Index         10,000     10,291     10,440     12,429


Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH MARCH 31, 2011

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period March 12, 2010 (commencement of trading) through March 31, 2011. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------

FOR THE PERIOD       0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%

3/12/10 - 9/30/10        80             43              3            1
10/1/10 - 3/31/11        45             51             16            0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------

FOR THE PERIOD       0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%

3/12/10 - 9/30/10        14              0              0            0
10/1/10 - 3/31/11        14              0              0            0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

BICK - FIRST TRUST BICK INDEX FUND

The First Trust BICK Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield, before the Fund's fees and expenses, of an equity index call the ISE BICK(TM) (Brazil, India, China, South Korea) Index (the "Index"). The shares of the Fund are listed and trade on The NASDAQ(R) Stock Market, Inc. under the ticker symbol "BICK." The Fund will normally invest at least 90% of its net assets in securities that comprise the Index or in Depositary Receipts representing securities in the Index.

The Index is developed and owned by International Securities Exchange, LLC ("ISE" or the "Index Provider"). The Index is designed to provide a benchmark for investors interested in tracking some of the largest and most liquid public companies that are domiciled in Brazil, India, China (including Hong Kong) and South Korea that are accessible for investment by U.S. investors. The Index has been created to provide investors an opportunity to take advantage of both event-driven news and long-term economic trends as the economies of these countries continue to evolve.


--------------------------------------------------------------------------------
PERFORMANCE AS OF MARCH 31, 2011
--------------------------------------------------------------------------------
                                                        Cumulative
                                                      Total Returns
                                 6 Months Ended    Inception (04/12/10)
                                    03/31/11           to 03/31/11
FUND PERFORMANCE
 NAV                                 7.81%                12.31%
 Market Price                        6.45%                12.27%
INDEX PERFORMANCE
 ISE BICK(TM) Index                  7.85%                13.11%
 MSCI All Country World Index       13.54%                11.26%
 MSCI Emerging Markets Index         9.53%                14.87%
--------------------------------------------------------------------------------
(See Notes to Fund Performance Overview on page 24.)

PERFORMANCE REVIEW

The Fund's six-month NAV return of +7.81% underperformed the benchmark MSCI Emerging Markets Index return of +9.53% by -1.72%. During the period covered, the U.S. dollar weakened relative to the currencies held in the portfolio. The dollar lost -3.8% versus the South Korean Won, while giving up -3.3% against the Brazilian Real. Since the Fund invests in foreign securities in their local currency, this U.S. dollar weakness contributed +1.6% to the Fund's total return during the period. By country, South Korea was the top performing, returning +20.5% (local), with strong performances from Kia Motors Corp. (+89.3% local) and Hyundai Heavy Industries Co. Ltd. (+60.7% local) leading the strong performance.


-------------------
"International Securities Exchange(TM)", "ISE(TM)" and "ISE
BICK(TM) Index" are trademarks of the International Securities Exchange(TM) and have been licensed for use for certain purposes by First Trust. The Fund, based on the ISE BICK(TM) Index, is not sponsored, endorsed, sold or promoted by the International Securities Exchange(TM) and the International Securities Exchange(TM) makes no representation regarding the advisability of trading in such product.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

BICK - FIRST TRUST BICK INDEX FUND (CONTINUED)

--------------------------------------------------------------------------------
 PORTFOLIO SECTOR ALLOCATION AS OF MARCH 31, 2011
--------------------------------------------------------------------------------

                                            % OF TOTAL
SECTOR                                 LONG-TERM INVESTMENTS
Financials                                    26.00%
Materials                                     15.92
Information Technology                        12.35
Industrials                                   11.73
Consumer Discretionary                        11.64
Energy                                        11.51
Consumer Staples                               5.06
Telecommunication Services                     3.02
Health Care                                    1.77
Utilities                                      1.00
                                              -------
     Total                                    100.00%
                                              =======

--------------------------------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF MARCH 31, 2011
--------------------------------------------------------------------------------

                                            % OF TOTAL
SECURITY                               LONG-TERM INVESTMENTS

Axis Bank Ltd., GDR                            1.89%
State Bank of India, GDR                       1.85
ICICI Bank Ltd., ADR                           1.84
Makemytrip Ltd.                                1.83
HDFC Bank Ltd., ADR                            1.82
Mahindra & Mahindra Ltd., GDR                  1.82
Larsen & Toubro Ltd., GDR                      1.81
Sterlite Industries (India) Ltd., ADR          1.81
Wipro Ltd., ADR                                1.80
Reliance Industries Ltd., GDR                  1.79
                                              ------
     Total                                    18.26%
                                              ======


                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                         APRIL 12, 2010 -MARCH 31, 2011

FUND/INDEX                      4/12/10    9/30/10    3/31/11
----------                      -------    -------    -------
First Trust BICK Index Fund     $10,000    $10,417    $11,231
ISE BICK(TM) Index               10,000     10,488     11,311
MSCI All Country World Index     10,000      9,800     11,126
MSCI Emerging Markets Index      10,000     10,487     11,487


Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.


FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH MARCH 31, 2011

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period April 13, 2010 (commencement of trading) through March 31, 2011. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------

FOR THE PERIOD       0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%

4/13/10 - 9/30/10        20             46             47            1
10/1/10 - 3/31/11        30             48             16            0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------

FOR THE PERIOD       0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%

4/13/10 - 9/30/10         3              2              0            0
10/1/10 - 3/31/11        28              4              0            0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FONE - FIRST TRUST NASDAQ CEA SMARTPHONE INDEX FUND

The First Trust NASDAQ CEA Smartphone Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield, before the Fund's fees and expenses, of an equity index call the NASDAQ OMX CEA Smartphone Index(SM) (the "Index"). The shares of the Fund are listed and trade on The NASDAQ(R) Stock Market, Inc. under the ticker symbol "FONE." The Fund will normally invest at least 90% of its net assets in securities that comprise the Index or in Depositary Receipts representing securities in the Index.

The Index is designed to track the performance of companies engaged in the Smartphone segment of the telecom and technology sectors. To be eligible for the index, issuers of the securities must be identified as being engaged in the smartphone industry by the Consumer Electronics Association. Component securities must be listed on an index-eligible global stock exchange, as determined by the NASDAQ OMX, have a minimum float-adjusted market capitalization of $250 million and a minimum three-month average daily dollar trading volume of $1 million.

--------------------------------------------------------------------------------
PERFORMANCE AS OF MARCH 31, 2011
--------------------------------------------------------------------------------
                                                      Cumulative
                                                     Total Returns
                                                  Inception (2/17/11)
                                                      to 3/31/11
FUND PERFORMANCE
 NAV                                                    -5.67%
 Market Price                                           -5.47%

INDEX PERFORMANCE
 NASDAQ OMX CEA Smartphone Index(SM)                    -5.97%
 MSCI World Index                                       -1.51%
 MSCI All Country World Information Technology          -4.53%

--------------------------------------------------------------------------------
(See Notes to Fund Performance Overview on page 24.)

PERFORMANCE REVIEW

The Fund's since inception (02/17/2011) NAV return of -5.67% underperformed the benchmark MSCI All Country (AC) World Information Technology Index return of -4.53% over the same period by -1.16%. During the short reporting period, OmniVision Technologies, Inc., the maker of camera image sensors for smart phones and tablet computers, was the strongest-performing stock, returning +27.5%. Sanmina-SCI Corp. was the weakest-performing stock during the period, returning -33.8%, with the bulk of the drawdown coming on the heels of the departure of 17 year veteran president of the company, Hari Pillai.


-------------------
NASDAQ(R), OMX(R), NASDAQ OMX(R), and NASDAQ OMX CEA Smartphone Index(SM) are registered trademarks of The NASDAQ OMX Group, Inc. (which with its affiliates is referred to as the "Corporations") and are licensed for use by First Trust Advisors L.P. The Product(s) have not been passed on by the Corporations as to their legality or suitability. The Product(s) are not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE PRODUCT(S).

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FONE - FIRST TRUST NASDAQ CEA SMARTPHONE INDEX FUND (CONTINUED)

--------------------------------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF MARCH 31, 2011
--------------------------------------------------------------------------------

                                          % OF TOTAL
SECTOR                               LONG-TERM INVESTMENTS
Information Technology                      79.15%
Telecommunication Services                   3.01
Consumer Discretionary                       6.72
Health Care                                  1.12
                                           -------
     Total                                 100.00%
                                           =======

--------------------------------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF MARCH 31, 2011
--------------------------------------------------------------------------------

                                          % OF TOTAL
SECURITY                             LONG-TERM INVESTMENTS
Samsung Electronics Co., Ltd.                2.89%
Benchmark Electronics, Inc.                  2.80
HTC Corp.                                    2.77
Nokia Corp., ADR                             2.68
Apple, Inc.                                  2.68
Kyocera Corp.                                2.66
Flextronics International Ltd.               2.66
LG Electronics, Inc.                         2.65
Inventec Co. Ltd.                            2.60
Celestica, Inc.                              2.55
                                            ------
     Total                                  26.94%
                                            ======


                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                       FEBRUARY 17, 2011 -MARCH 31, 2011

FUND/INDEX                                      2/17/11    3/31/11
----------                                      -------    -------
First Trust NASDAQ CEA Smartphone Index Fund    $10,000   $ 9,433
NASDAQ OMX CEA Smartphone Index(SM)              10,000     9,403
MSCI World Index                                 10,000     9,849
MSCI All Country World Information Technology    10,000     9,547


Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.


FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH MARCH 31, 2011

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period February 18, 2011 (commencement of trading) through March 31, 2011. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------

 FOR THE PERIOD      0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%

 2/18/11 - 3/31/11       24              3              0            0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
 FOR THE PERIOD      0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%

2/18/11 - 3/31/11         2              0              0            0

--------------------------------------------------------------------------------
NOTES TO FUND PERFORMANCE OVERVIEW
--------------------------------------------------------------------------------

Total returns for the periods since inception are calculated from the inception date of each Fund. "Average annual total returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative total returns" represent the total change in value of an investment over the periods indicated. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the Advisor.

Each Fund's per share net asset value ("NAV") is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund's NAV is calculated. Since shares of each Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all dividend distributions have been reinvested in each Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund's past performance is no guarantee of future performance.

FIRST TRUST EXCHANGE-TRADED FUND II

UNDERSTANDING YOUR FUND EXPENSES
MARCH 31, 2011 (UNAUDITED)


As a shareholder of First Trust STOXX(R) European Select Dividend Index Fund, First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund, First Trust Dow Jones Global Select Dividend Index Fund, First Trust ISE Global Wind Energy Index Fund, First Trust ISE Global Engineering and Construction Index Fund, First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund, First Trust ISE Global Copper Index Fund, First Trust ISE Global Platinum Index Fund, First Trust BICK Index Fund, or the First Trust NASDAQ CEA Smartphone Index Fund (each a "Fund" and collectively, the "Funds"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period (or since inception) and held through the six-month period (or shorter) ended March 31, 2011.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this six-month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.



-----------------------------------------------------------------------------------------------------------------------------
                                                                                            ANNUALIZED
                                                                                          EXPENSE RATIO      EXPENSES PAID
                                                       BEGINNING             ENDING        BASED ON THE        DURING THE
                                                     ACCOUNT VALUE       ACCOUNT VALUE      SIX-MONTH          SIX-MONTH
                                                    OCTOBER 1, 2010      MARCH 31, 2011     PERIOD (a)         PERIOD (b)
-----------------------------------------------------------------------------------------------------------------------------
FIRST TRUST STOXX(R) EUROPEAN SELECT DIVIDEND INDEX FUND
Actual                                                 $1,000.00        $1,106.90          0.60%                 $3.15
Hypothetical (5% return before expenses)               $1,000.00        $1,021.94          0.60%                 $3.02

FIRST TRUST FTSE EPRA/NAREIT DEVELOPED MARKETS REAL ESTATE INDEX FUND

Actual                                                 $1,000.00        $1,088.80          0.60%                 $3.12
Hypothetical (5% return before expenses)               $1,000.00        $1,021.94          0.60%                 $3.02

FIRST TRUST DOW JONES GLOBAL SELECT DIVIDEND INDEX FUND

Actual                                                 $1,000.00        $1,113.60          0.60%                 $3.16
Hypothetical (5% return before expenses)               $1,000.00        $1,021.94          0.60%                 $3.02

FIRST TRUST ISE GLOBAL WIND ENERGY INDEX FUND
Actual                                                 $1,000.00        $1,145.90          0.60%                 $3.21
Hypothetical (5% return before expenses)               $1,000.00        $1,021.94          0.60%                 $3.02

FIRST TRUST EXCHANGE-TRADED FUND II

MARCH 31, 2011 (UNAUDITED)


-----------------------------------------------------------------------------------------------------------------------------
                                                                                            ANNUALIZED
                                                                                          EXPENSE RATIO      EXPENSES PAID
                                                       BEGINNING             ENDING        BASED ON THE        DURING THE
                                                     ACCOUNT VALUE        ACCOUNT VALUE     SIX-MONTH          SIX-MONTH
                                                    OCTOBER 1, 2010      MARCH 31, 2011     PERIOD (a)         PERIOD (b)
-----------------------------------------------------------------------------------------------------------------------------
FIRST TRUST ISE GLOBAL ENGINEERING AND CONSTRUCTION INDEX FUND
Actual                                                 $1,000.00           $1,238.30          0.70%              $3.91
Hypothetical (5% return before expenses)               $1,000.00           $1,021.44          0.70%              $3.53

FIRST TRUST NASDAQ(R) CLEAN EDGE(R) SMART GRID INFRASTRUCTURE INDEX FUND
Actual                                                 $1,000.00           $1,159.60          0.70%              $3.76
Hypothetical (5% return before expenses)               $1,000.00           $1,021.44          0.70%              $3.53

FIRST TRUST ISE GLOBAL COPPER INDEX FUND
Actual                                                 $1,000.00           $1,299.70          0.70%              $4.01
Hypothetical (5% return before expenses)               $1,000.00           $1,021.44          0.70%              $3.53

FIRST TRUST ISE GLOBAL PLATINUM INDEX FUND
Actual                                                 $1,000.00           $1,116.00          0.70%              $3.69
Hypothetical (5% return before expenses)               $1,000.00           $1,021.44          0.70%              $3.53

FIRST TRUST BICK INDEX FUND
Actual                                                 $1,000.00           $1,078.13          0.64%              $3.32
Hypothetical (5% return before expenses)               $1,000.00           $1,021.74          0.64%              $3.23


-----------------------------------------------------------------------------------------------------------------------------
                                                                                            ANNUALIZED       EXPENSES PAID
                                                                                          EXPENSE RATIO    DURING THE PERIOD
                                                       BEGINNING             ENDING        BASED ON THE    FEBRUARY 17, 2011
                                                     ACCOUNT VALUE       ACCOUNT VALUE    NUMBER OF DAYS           TO
                                                 FEBRUARY 17, 2011 (c)   MARCH 31, 2010   IN THE PERIOD    MARCH 31, 2011 (d)
-----------------------------------------------------------------------------------------------------------------------------
FIRST TRUST NASDAQ CEA SMARTPHONE INDEX FUND
Actual                                                 $1,000.00            $943.30            0.70%             $0.78
Hypothetical (5% return before expenses)               $1,000.00           $1,021.44           0.70%             $3.53


-------

(a)   These expense ratios reflect expense caps for certain Funds See Note 3.

(b) Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (October 1, 2010 through March 31, 2011), multiplied by 182/365 (to reflect the one-half year period).

(c)   Inception date.

(d) Actual expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (February 17, 2011 through March 31, 2011), multiplied by 42/365. Hypothetical expenses are assumed for the most recent half-year period.

FIRST TRUST STOXX(R) EUROPEAN SELECT DIVIDEND INDEX FUND

PORTFOLIO OF INVESTMENTS (a)
MARCH 31, 2011 (UNAUDITED)

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------

            COMMON STOCKS (b) -- 99.6%
            BELGIUM -- 4.1%
    11,355  Belgacom S.A.                    $      439,881
                                             --------------
            BERMUDA -- 4.1%
    77,327  Catlin Group Ltd.                       447,692
                                             --------------
            FRANCE -- 9.9%
    21,825  France Telecom S.A.                     489,007
     9,172  SCOR SE                                 249,766
     1,543  Unibail-Rodamco SE                      334,242
                                             --------------
                                                  1,073,015
                                             --------------
            GERMANY -- 12.5%
    24,928  Deutsche Telekom AG                     384,013
    10,665  E. ON AG                                325,715
     1,702  Muenchener Rueckversicherungs-
               Gesellschaft AG                      267,739
     6,232  RWE AG                                  378,449
                                             --------------
                                                  1,355,916
                                             --------------
            IRELAND -- 2.3%
    10,763  CRH PLC                                 246,798
                                             --------------
            ITALY -- 6.0%
    52,766  Enel S.p.A                              332,620
    55,261  Snam Rete Gas S.p.A                     310,599
                                             --------------
                                                    643,219
                                             --------------
            NETHERLANDS -- 6.0%
    23,989  Koninklijke (Royal) KPN N.V.            408,644
    10,156  Wolters Kluwer N.V.                     237,485
                                             --------------
                                                    646,129
                                             --------------
            NORWAY -- 2.2%
     8,483  StatoilHydro ASA                        235,151
                                             --------------
            SPAIN -- 4.7%
    43,423  Banco Santander S.A.                    504,126
                                             --------------
            SWEDEN -- 2.0%
     5,585  Ratos AB                                220,501
                                             --------------
            SWITZERLAND -- 8.7%
     1,971  Baloise Holding AG                      195,276
       649  Swisscom AG                             289,347
     1,618  Zurich Financial Services AG            452,899
                                             --------------
                                                    937,522
                                             --------------
            UNITED KINGDOM -- 37.1%
    60,657  Amlin PLC                               371,419
     7,676  AstraZeneca PLC                         352,547
    50,730  Carillion PLC                           309,250
    19,989  GlaxoSmithKline PLC                     381,432
   135,397  Man Group PLC                           534,107
    30,035  Provident Financial PLC                 462,551
   204,811  RSA Insurance Group PLC                 432,056
    21,218  Scottish & Southern Energy PLC          429,221
    42,522  United Utilities PLC                    403,487
   115,491  Vodafone Group PLC                      327,005
                                             --------------
                                                  4,003,075
                                             --------------

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------

            TOTAL COMMON STOCKS -- 99.6%     $   10,753,025
            (Cost $10,161,658)

            MONEY MARKET FUND -- 1.8%
   197,122  Morgan Stanley Institutional
              Treasury Money
              Market Fund - 0.01% (c)               197,122
              (Cost $197,122)                --------------

            TOTAL INVESTMENTS -- 101.4%          10,950,147
              (Cost $10,358,780) (d)
            NET OTHER ASSETS AND
              LIABILITIES -- (1.4)%                (146,230)
                                             --------------
            NET ASSETS -- 100.0%             $   10,803,917
                                             ==============


(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b) Portfolio securities are categorized based upon their country of incorporation.

(c)   Represents annualized 7-day yield at March 31, 2011.

(d) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of March 31, 2011, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $721,126 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $129,759.

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of March 31, 2011 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS             LEVEL 1       LEVEL 2       LEVEL 3
-------------------------------------------------------------
Common Stocks*          $10,753,025   $      --     $      --
Money Market Fund           197,122          --            --
                        -------------------------------------
Total Investments       $10,950,147   $      --     $      --
                        =====================================

* See Portfolio of Investments for country breakout.


                    See Notes to Financial Statements                    Page 27

FIRST TRUST STOXX(R) EUROPEAN SELECT DIVIDEND INDEX FUND

MARCH 31, 2011 (UNAUDITED)


                                                  % OF
INDUSTRY                                       NET ASSETS
-----------------------------------------------------------
Insurance                                         22.3%
Diversified Telecommunication Services            18.6
Electric Utilities                                10.1
Multi-Utilities                                    7.2
Capital Markets                                    7.0
Pharmaceuticals                                    6.8
Commercial Banks                                   4.7
Consumer Finance                                   4.3
Real Estate Investment Trusts                      3.1
Wireless Telecommunication Services                3.0
Construction & Engineering                         2.9
Gas Utilities                                      2.9
Construction Materials                             2.3
Media                                              2.2
Oil, Gas & Consumable Fuels                        2.2
Money Market Fund                                  1.8
-----------------------------------------------------------
TOTAL INVESTMENTS                                101.4
NET OTHER ASSETS AND LIABILITIES                  (1.4)
                                             --------------
TOTAL                                            100.0%
                                             ==============


Page 28             See Notes to Financial Statements

FIRST TRUST FTSE EPRA/NAREIT DEVELOPED MARKETS REAL ESTATE INDEX FUND

PORTFOLIO OF INVESTMENTS (a)
MARCH 31, 2011 (UNAUDITED)


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------

            COMMON STOCKS (b) -- 99.6%
            AUSTRALIA -- 8.7%
    38,741  Bunnings Warehouse Property
               Trust                         $       68,723
   191,906  CFS Retail Property Trust               365,237
   222,235  Commonwealth Property Office
               Fund                                 197,687
   439,014  Dexus Property Group                    385,980
    79,884  FKP Property Group                       70,234
   577,885  Goodman Group                           409,449
   168,339  GPT Group                               546,742
   196,196  GPT Group, In Specie (c) (d) (e)              0
   220,327  ING Industrial Fund                     121,924
   247,591  ING Office Fund                         158,779
    27,745  Macquarie CountryWide Trust              89,538
    44,757  Macquarie Office Trust                  153,235
   309,893  Mirvac Group                            399,070
   216,199  Stockland                               829,651
   209,369  Westfield Group                       2,022,680
   277,084  Westfield Retail Trust                  750,897
                                             --------------
                                                  6,569,826
                                             --------------

            AUSTRIA -- 0.4%
     7,812  CA Immobilien Anlagen AG (d)            143,924
     7,356  Conwert Immobilien Invest AG            121,554
                                             --------------
                                                    265,478
                                             --------------

            BELGIUM -- 0.6%
     1,522  Befimmo S.C.A                           132,955
     1,241  Cofinimmo S.A.                          181,590
       630  Intervest Offices N.V.                   22,535
       144  Leasinvest Real Estate S.C.A             14,130
       852  Warehouses de Pauw S.C.A                 48,298
       195  Wereldhave Belgium S.C.A                 20,387
                                             --------------
                                                    419,895
                                             --------------

            BERMUDA -- 2.1%
   156,922  Hongkong Land Holdings Ltd.           1,098,454
    63,493  Hopson Development Holdings
               Ltd. (d)                              71,994
    64,706  Kerry Properties Ltd.                   323,590
     9,295  Orient-Express Hotels Ltd.,
               Class A (d)                          114,979
                                             --------------
                                                  1,609,017
                                             --------------

            CANADA -- 4.8%
     3,810  Allied Properties Real Estate
               Investment Trust                      86,457
     6,796  Artis Real Estate Investment
               Trust                                 99,679
     4,340  Boardwalk Real Estate Investment
               Trust                                215,366
    34,061  Brookfield Properties Corp.             602,874
     8,856  Calloway Real Estate Investment
               Trust                                235,673
     6,984  Canadian Apartment Properties
               Real Estate Investment Trust         140,184
     6,001  Canadian Real Estate Investment
               Trust                                214,476


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------

            CANADA (CONTINUED)
    12,946  Chartwell Seniors Housing Real
               Estate Investment Trust       $      123,651
     5,696  Cominar Real Estate Investment
               Trust                                133,367
     3,211  Crombie Real Estate Investment
               Trust                                 42,692
     4,594  Dundee Real Estate Investment
               Trust                                156,845
     7,179  Extendicare Real Estate
               Investment Trust                      94,041
     5,910  First Capital Realty, Inc.               97,779
    13,269  H&R Real Estate Investment Trust        301,102
     8,072  InnVest Real Estate Investment
               Trust                                 57,699
     4,058  Killam Properties, Inc.                  43,489
     3,867  Morguard Real Estate Investment
               Trust                                 58,155
     2,492  Northern Property Real Estate
               Investment Trust                      78,397
     6,198  Primaris Retail Real Estate
               Investment Trust                     136,171
    23,494  RioCan Real Estate Investment
               Trust                                616,975
     3,211  Transglobe Apartment Real Estate
               Investment Trust                      38,519
                                             --------------
                                                  3,573,591
                                             --------------

            CAYMAN ISLANDS -- 1.7%
   127,077  Agile Property Holdings Ltd.            200,290
   195,052  China Resources Land Ltd.               365,101
   302,686  Country Garden Holdings Co., Ltd.       132,304
   105,033  KWG Property Holding Ltd.                84,933
   157,616  New World China Land Ltd.                59,370
   128,619  Shimao Property Holdings Ltd.           182,217
   236,205  Shui On Land Ltd.                       108,711
   188,292  Soho China Ltd.                         161,458
                                             --------------
                                                  1,294,384
                                             --------------

            FINLAND -- 0.3%
    16,640  Citycon Oyj                              76,170
    25,129  Sponda Oyj                              142,807
     5,751  Technopolis PLC                          30,808
                                             --------------
                                                    249,785
                                             --------------

            FRANCE -- 4.3%
       324  Affine Group                             10,588
     2,491  Fonciere des Regions Group              265,438
     1,657  Gecina S.A.                             228,536
     1,858  Icade                                   229,294
     8,603  Klepierre LLC                           349,182
     4,171  Mercialys                               166,250
       499  Societe de la Tour Eiffel                45,967
     1,180  Societe Immobiliere de Location
               pour l'Industrie et le
               Commerce                             165,389
     8,283  Unibail-Rodamco SE                    1,794,247
                                             --------------
                                                  3,254,891
                                             --------------


                    See Notes to Financial Statements                    Page 29

FIRST TRUST FTSE EPRA/NAREIT DEVELOPED MARKETS REAL ESTATE INDEX FUND

MARCH 31, 2011 (UNAUDITED)


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------

            COMMON STOCKS (b) (CONTINUED)
            GERMANY -- 0.6%
     2,796  Alstria Office AG                $       38,872
     1,388  Colonia Real Estate AG (d)               10,661
     4,686  Deutsche Euroshop AG                    178,974
     7,425  Deutsche Wohnen AG (d)                  107,121
     2,968  DIC Asset AG                             38,891
     2,364  Patrizia Immobilien AG (d)               16,477
     5,315  TAG Immobilien AG (d)                    51,815
                                             --------------
                                                    442,811
                                             --------------

            GREECE -- 0.0%
     1,662  Eurobank Properties Real Estate
               Investment Co.                        15,192
     1,191  Lamda Development S.A. (d)                6,330
                                             --------------
                                                     21,522
                                             --------------

            GUERNSEY -- 0.3%
    46,307  FCPT Ltd.                                76,589
    31,243  ING UK Real Estate Income Trust
               Ltd.                                  26,564
    32,291  Invista Foundation Property Trust
               Ltd.                                  20,203
     7,519  IRP Property Investments Ltd.            10,102
    10,378  Standard Life Investment Property
               Income Trust PLC                      10,988
    32,589  UK Commercial Property Trust Ltd.        42,346
                                             --------------
                                                    186,792
                                             --------------

            HONG KONG -- 10.7%
   223,879  Champion Real Estate Investment
               Trust                                129,805
   370,814  China Overseas Land & Investment
               Ltd.                                 754,161
   203,031  Hang Lung Properties Ltd.               888,752
    98,833  Henderson Land Development Co.,
               Ltd.                                 684,845
    71,913  Hysan Development Co., Ltd.             295,841
   201,295  Link (The) REIT                         630,135
   270,443  New World Development Co., Ltd.         477,709
   240,958  Shenzhen Investment Ltd.                 80,231
   237,762  Sino Land Co., Ltd.                     422,427
   174,299  Sun Hung Kai Properties Ltd.          2,760,622
   138,556  Wharf (The) Holdings Ltd.               955,645
                                             --------------
                                                  8,080,173
                                             --------------

            ISRAEL -- 0.1%
     3,159  Azrieli Group (d)                        93,220
                                             --------------
            ITALY -- 0.2%
    86,901  Beni Stabili S.p.A                       90,335
    10,825  Immobiliare Grande Distribuzione         23,809
                                             --------------
                                                    114,144
                                             --------------

            JAPAN -- 8.8%
     8,216  AEON Mall Co., Ltd.                     176,410
        66  Japan Prime Realty Investment
               Corp.                                178,211
        44  Japan Real Estate Investment Corp.      416,302


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------

            JAPAN (CONTINUED)
       154  Japan Retail Fund Investment
               Corp.                         $      241,053
        23  Kenedix Realty Investment Corp.,
               Class A                               94,566
    93,930  Mitsubishi Estate Co., Ltd.           1,588,837
    80,081  Mitsui Fudosan Co., Ltd.              1,321,847
        10  MORI TRUST Sogo Reit, Inc.               97,620
        52  Nippon Building Fund, Inc.              506,372
     7,000  Nomura Real Estate Holdings, Inc.       106,119
        29  Nomura Real Estate Office Fund,
               Inc.                                 196,285
       120  NTT Urban Development Corp.             100,553
        24  ORIX JREIT, Inc., Class A               131,859
        12  Premier Investment Co.                   54,388
    42,744  Sumitomo Realty & Development
               Co., Ltd.                            855,085
    30,375  Tokyo Tatemono Co., Ltd.                113,568
    36,297  Tokyu Land Corp.                        157,965
        11  TOKYU REIT, Inc.                         67,973
        13  Top REIT, Inc., Class A                  78,066
       131  United Urban Investment Corp.,
               Class A                              165,522
                                             --------------
                                                  6,648,601
                                             --------------

            LUXEMBOURG -- 0.2%
     8,164  Gagfah S.A.                              69,049
    12,840  ProLogis European Properties (d)         90,893
                                             --------------
                                                    159,942
                                             --------------

            NETHERLANDS -- 1.6%
     8,257  Corio N.V.                              577,599
     3,656  Eurocommercial Properties N.V.          181,137
     3,929  Nieuwe Steen Investments Funds
               N.V.                                  81,574
     1,718  VastNed Offices/Industrial N.V.          29,899
     1,678  Vastned Retail N.V.                     122,826
     1,930  Wereldhave N.V.                         206,123
                                             --------------
                                                  1,199,158
                                             --------------

            NEW ZEALAND -- 0.1%
    88,236  Kiwi Income Property Trust               67,324
                                             --------------
            NORWAY -- 0.1%
    45,234  Norwegian Property ASA (d)               83,021
                                             --------------

            SINGAPORE -- 4.6%
    72,000  Allgreen Properties Ltd.                 61,690
   169,400  Ascendas Real Estate Investment
               Trust                                274,158
   192,890  CapitaCommercial Trust                  212,707
   288,530  Capitaland Ltd.                         755,374
   214,883  CapitaMall Trust                        320,492
   140,000  CapitaMalls Asia Ltd.                   197,699
    66,000  CDL Hospitality Trusts                  105,244
    60,000  City Developments Ltd.                  548,354
   164,000  Global Logistic Properties
               Ltd. (d)                             243,300
    67,521  Keppel Land Ltd.                        240,515
   165,453  Mapletree Logistics Trust               118,790
   201,197  Suntec Real Estate Investment
               Trust                                245,810
    53,087  Wing Tai Holdings Ltd.                   64,437


Page 30             See Notes to Financial Statements

FIRST TRUST FTSE EPRA/NAREIT DEVELOPED MARKETS REAL ESTATE INDEX FUND

MARCH 31, 2011 (UNAUDITED)


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------

            COMMON STOCKS (b) (CONTINUED)
            SINGAPORE (CONTINUED)
    52,000  Yanlord Land Group Ltd.          $       62,293
                                             --------------
                                                  3,450,863
                                             --------------

            SPAIN -- 0.0%
   307,295  Inmobiliaria Colonial S.A. (d)           34,840
                                             --------------

            SWEDEN -- 1.1%
    15,606  Castellum AB                            226,973
    14,559  Fabege AB                               157,425
    13,473  Hufvudstaden AB                         160,411
    10,946  Klovern AB                               59,829
    12,385  Kungsleden AB                           121,654
     3,396  Wihlborgs Fastigheter AB                101,150
                                             --------------
                                                    827,442
                                             --------------

            SWITZERLAND -- 1.0%
       620  Allreal Holding AG                       95,987
     4,198  PSP Swiss Property AG (d)               345,758
     3,699  Swiss Prime Site AG (d)                 291,772
     3,993  Zueblin Immobilien Holding AG (d)        16,650
                                             --------------
                                                    750,167
                                             --------------

            UNITED KINGDOM -- 5.5%
     2,178  A.J. Mucklow Group PLC                   10,499
    11,848  Big Yellow Group PLC                     62,855
    80,268  British Land Co., PLC                   711,436
    56,414  Capital Shopping Centers Group
               PLC                                  152,492
     2,111  CLS Holdings PLC (d)                     22,520
       445  Daejan Holdings PLC                      18,811
     9,123  Derwent London PLC                      240,456
    11,099  Development Securities PLC               39,794
    28,234  Grainger PLC                             48,600
    28,365  Great Portland Estates PLC              175,552
    64,192  Hammerson PLC                           460,206
    40,780  Hansteen Holdings PLC                    55,607
    10,717  Helical Bar PLC                          46,557
    69,302  Land Securities Group PLC               815,468
    58,453  Liberty International PLC               359,142
    49,517  London & Stamford Property PLC           99,295
    14,622  Minerva PLC (d)                          21,698
     5,676  Primary Health Properties PLC            29,229
    46,949  Quintain Estates & Development
               PLC (d)                               33,139
    16,972  Safestore Holdings PLC                   41,657
    66,613  Segro PLC                               343,559
    22,678  Shaftesbury PLC                         172,115
    13,634  St. Modwen Properties PLC                39,325
    14,442  UNITE Group PLC (d)                      50,043
   104,114  Workspace Group PLC                      45,513
                                             --------------
                                                  4,095,568
                                             --------------

            UNITED STATES -- 41.8%
     3,640  Acadia Realty Trust                      68,869
       885  Agree Realty Corp.                       19,868
       183  Alexander's, Inc.                        74,472


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------

            UNITED STATES (CONTINUED)
     5,005  Alexandria Real Estate Equities,
               Inc.                          $      390,240
    15,252  AMB Property Corp.                      548,614
     3,505  American Assets Trust, Inc.              74,551
     6,050  American Campus Communities,
               Inc.                                 199,650
    10,717  Apartment Investment &
               Management Co., Class A              272,962
     5,319  Ashford Hospitality Trust                58,615
     3,752  Associated Estates Realty Corp.          59,582
     7,810  AvalonBay Communities, Inc.             937,825
    11,870  BioMed Realty Trust, Inc.               225,767
    12,869  Boston Properties, Inc.               1,220,625
    12,197  Brandywine Realty Trust                 148,072
     5,874  BRE Properties, Inc.                    277,135
     6,332  Camden Property Trust                   359,784
     2,783  Campus Crest Communities, Inc.           32,923
     5,189  CapLease, Inc.                           28,436
    12,505  CBL & Associates Properties, Inc.       217,837
     5,771  Cedar Shopping Centers, Inc.             34,799
     4,602  Cogdell Spencer, Inc.                    27,336
     7,048  Colonial Properties Trust               135,674
     6,542  CommonWealth REIT                       169,896
     6,065  Corporate Office Properties Trust       219,189
     9,403  Cousins Properties, Inc.                 78,515
    22,259  DCT Industrial Trust, Inc.              123,537
    23,239  Developers Diversified Realty
               Corp.                                325,346
    15,151  DiamondRock Hospitality Co.             169,237
     8,290  Digital Realty Trust, Inc.              481,981
     8,351  Douglas Emmett, Inc.                    156,581
    22,810  Duke Realty Corp.                       319,568
     5,518  DuPont Fabros Technology, Inc.          133,812
     2,433  EastGroup Properties, Inc.              106,979
     6,548  Education Realty Trust, Inc.             52,580
     4,217  Entertainment Properties Trust          197,440
     2,823  Equity Lifestyle Properties, Inc.       162,746
     4,885  Equity One, Inc.                         91,691
    26,671  Equity Residential                    1,504,511
     2,843  Essex Property Trust, Inc.              352,532
     7,934  Extra Space Storage, Inc.               164,313
     5,583  Federal Realty Investment Trust         455,349
     8,806  FelCor Lodging Trust, Inc. (d)           53,981
     7,049  First Industrial Realty Trust,
               Inc. (d)                              83,813
     4,531  First Potomac Realty Trust               71,363
    12,304  Forest City Enterprises, Inc.,
               Class A (d)                          231,684
     7,389  Franklin Street Properties Corp.        103,963
    43,442  General Growth Properties,
               Inc. (d)                             672,482
     2,240  Getty Realty Corp.                       51,251
     9,062  Glimcher Realty Trust                    83,824
     2,755  Government Properties Income
               Trust                                 73,999
    33,648  HCP, Inc.                             1,276,605
    15,614  Health Care REIT, Inc.                  818,798
     6,097  Healthcare Realty Trust, Inc.           138,402
    15,343  Hersha Hospitality Trust                 91,137
     6,496  Highwoods Properties, Inc.              227,425


                    See Notes to Financial Statements                    Page 31

FIRST TRUST FTSE EPRA/NAREIT DEVELOPED MARKETS REAL ESTATE INDEX FUND

MARCH 31, 2011 (UNAUDITED)


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------

            COMMON STOCKS (b) (CONTINUED)
            UNITED STATES (CONTINUED)
     3,445  Home Properties, Inc.            $      203,083
    11,195  Hospitality Properties Trust            259,164
    61,731  Host Hotels & Resorts, Inc.           1,087,083
     7,900  Inland Real Estate Corp.                 75,366
     7,206  Investors Real Estate Trust              68,457
     4,744  Kilroy Realty Corp.                     184,210
    36,820  Kimco Realty Corp.                      675,279
     5,712  Kite Realty Group Trust                  30,331
     6,873  LaSalle Hotel Properties                185,571
    13,324  Lexington Realty Trust                  124,579
    10,362  Liberty Property Trust                  340,910
     2,390  LTC Properties, Inc.                     67,733
    11,800  Macerich (The) Co.                      584,454
     7,879  Mack-Cali Realty Corp.                  267,098
    10,089  Medical Properties Trust, Inc.          116,730
     3,240  Mid-America Apartment
               Communities, Inc.                    208,008
     2,519  National Health Investors, Inc.         120,711
     7,558  National Retail Properties, Inc.        197,491
    11,455  Nationwide Health Properties,
               Inc.                                 487,181
     8,936  OMEGA Healthcare Investors, Inc.        199,630
     1,988  Parkway Properties, Inc.                 33,796
     5,016  Pennsylvania Real Estate
               Investment Trust                      71,578
    15,664  Piedmont Office Realty Trust,
               Inc., Class A                        304,038
     4,411  Post Properties, Inc.                   173,132
    51,622  ProLogis                                824,920
     1,679  PS Business Parks, Inc.                  97,281
    11,580  Public Storage                        1,284,338
     3,442  Ramco-Gershenson Properties
               Trust                                 43,128
    10,624  Realty Income Corp.                     371,309
     7,399  Regency Centers Corp.                   321,709
     3,792  Retail Opportunity Investments
               Corp.                                 41,485
     1,257  Saul Centers, Inc.                       55,999
    12,868  Senior Housing Properties Trust         296,479
    26,573  Simon Property Group, Inc.            2,847,563
     7,060  SL Green Realty Corp.                   530,912
     2,493  Sovran Self Storage, Inc.                98,598
    13,725  Strategic Hotels & Resorts,
               Inc. (d)                              88,526
     1,890  Sun Communities, Inc.                    67,379
    10,707  Sunstone Hotel Investors,
               Inc. (d)                             109,104
     7,306  Tanger Factory Outlet Centers,
               Inc.                                 191,709
     3,795  Taubman Centers, Inc.                   203,336
    16,503  UDR, Inc.                               402,178
     1,133  Universal Health Realty Income
               Trust                                 45,921
     1,889  Urstadt Biddle Properties, Inc.,
               Class A                               35,929
     8,699  U-Store-It Trust                         91,513
    14,781  Ventas, Inc.                            802,608
    16,504  Vornado Realty Trust                  1,444,100
     5,977  Washington Real Estate Investment
               Trust                                185,825


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------

            UNITED STATES (CONTINUED)
    10,850  Weingarten Realty Investors      $      271,901
     1,840  Winthrop Realty Trust, Inc.              22,540
                                             --------------
                                                 31,500,069
                                             --------------

            TOTAL COMMON STOCKS -- 99.6%         74,992,524
              (Cost $64,087,313)

            MONEY MARKET FUND -- 0.3%
   193,124  Morgan Stanley Institutional
              Treasury Money Market
              Fund - 0.01% (f)                      193,124
              (Cost $193,124)                --------------


            TOTAL INVESTMENTS -- 99.9%           75,185,648
              (Cost $64,280,437) (g)
            NET OTHER ASSETS AND
              LIABILITIES -- 0.1%                   103,888
                                             --------------
            NET ASSETS -- 100.0%             $   75,289,536
                                             ==============


(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b) Portfolio securities are categorized based upon their country of incorporation.

(c) This security is fair valued in accordance with procedures adopted by the Trust's Board of Trustees.

(d)   Non-income producing security.

(e) This is a restricted security which cannot be traded as a result of the in-specie distribution. It was acquired on August 6, 2009 at a cost of $0 and has a carrying value per share of $0.

(f)   Represents annualized 7-day yield at March 31, 2011.

(g) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of March 31, 2011, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $11,177,319 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $272,108.

REIT  - Real Estate Investment Trust


Page 32             See Notes to Financial Statements

FIRST TRUST FTSE EPRA/NAREIT DEVELOPED MARKETS REAL ESTATE INDEX FUND

MARCH 31, 2011 (UNAUDITED)


-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of March 31, 2011 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS             LEVEL 1       LEVEL 2       LEVEL 3
-------------------------------------------------------------
Common Stocks*          $74,992,524   $      --     $      --
Money Market Fund           193,124          --            --
                        -------------------------------------
Total Investments       $75,185,648   $      --     $      --
                        =====================================


* See Portfolio of Investments for country breakout.

                                                  % OF
INDUSTRY                                       NET ASSETS
-----------------------------------------------------------
Real Estate Investment Trusts                     71.1%
Real Estate Management & Development              28.2
Money Market Fund                                  0.3
Capital Markets                                    0.2
Hotels, Restaurants & Leisure                      0.1
-----------------------------------------------------------
TOTAL INVESTMENTS                                 99.9
NET OTHER ASSETS AND LIABILITIES                   0.1
                                             --------------
TOTAL                                            100.0%
                                             ==============


                    See Notes to Financial Statements                    Page 33

FIRST TRUST DOW JONES GLOBAL SELECT DIVIDEND INDEX FUND

PORTFOLIO OF INVESTMENTS (a)
MARCH 31, 2011 (UNAUDITED)


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------

            COMMON STOCKS (b) -- 100.1%
            AUSTRALIA -- 17.5%
   291,530  Adelaide Brighton Ltd.           $      970,972
    44,590  Australia & New Zealand Banking
               Group Ltd.                         1,098,158
    90,586  Billabong International Ltd.            707,418
    22,357  Commonwealth Bank of Australia        1,211,749
 1,484,554  Commonwealth Property Office
               Fund                               1,320,573
   285,227  David Jones Ltd.                      1,401,368
   378,380  MAp Group                             1,189,788
   277,198  Metcash Ltd.                          1,192,755
    50,359  National Australia Bank Ltd.          1,346,497
    27,698  Orica Ltd.                              755,486
   299,368  Stockland                             1,148,807
    79,518  Suncorp Group Ltd.                      697,476
   680,484  Telstra Corp. Ltd.                    1,984,883
    56,503  United Group Ltd.                       916,985
    22,585  Wesfarmers Ltd.                         742,407
    98,027  Westfield Group                         947,023
    54,337  Westpac Banking Corp.                 1,367,431
    20,348  WorleyParsons Ltd.                      652,035
                                             --------------
                                                 19,651,811
                                             --------------

            AUSTRIA -- 1.9%
    18,392  OMV AG                                  831,213
    89,622  Telekom Austria AG                    1,310,761
                                             --------------
                                                  2,141,974
                                             --------------

            BELGIUM -- 4.0%
    32,499  Belgacom S.A.                         1,258,978
    31,518  Colruyt S.A.                          1,659,829
    22,952  Mobistar S.A.                         1,591,242
                                             --------------
                                                  4,510,049
                                             --------------
            BERMUDA -- 3.0%
   242,454  Catlin Group Ltd.                     1,403,710
   123,418  VTech Holdings Ltd.                   1,400,214
   164,905  Yue Yuen Industrial Holdings Ltd.       524,699
                                             --------------
                                                  3,328,623
                                             --------------
            CANADA -- 9.2%
    74,996  Bell Aliant, Inc.                     2,076,217
    55,718  Canadian Oil Sands Ltd.               1,877,573
    29,046  Crescent Point Energy Corp.           1,409,607
    23,997  Emera, Inc.                             784,389
    37,553  Manitoba Telecom Services, Inc.       1,163,969
    40,728  Russel Metals, Inc.                   1,147,274
    17,969  Telus Corp.                             918,744
    21,865  TransCanada Corp.                       886,553
                                             --------------
                                                 10,264,326
                                             --------------

            FINLAND -- 1.5%
    31,020  Fortum Oyj                            1,053,314
    13,448  KCI Konecranes Oyj                      622,638
                                             --------------
                                                  1,675,952
                                             --------------

            FRANCE -- 5.6%
    21,752  Bouygues S.A.                         1,044,566
    57,250  CNP Assurances                        1,215,392


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------

            FRANCE (CONTINUED)
    74,767  France Telecom S.A.              $    1,675,217
    11,180  Neopost S.A.                            979,331
    47,574  Vivendi                               1,358,544
                                             --------------
                                                  6,273,050
                                             --------------

            GERMANY -- 3.2%
     6,670  BASF SE                                 576,897
   109,565  Deutsche Telekom AG                   1,687,837
    20,189  RWE AG                                1,285,954
                                             --------------
                                                  3,550,688
                                             --------------

            HONG KONG -- 2.2%
    87,513  CLP Holdings Ltd.                       707,660
   120,557  Hongkong Electric Holdings              805,930
   153,239  Television Broadcasts Ltd.              900,299
                                             --------------
                                                  2,413,889
                                             --------------

            ITALY -- 2.2%
    54,678  ENI S.p.A                             1,342,890
    12,441  Milano Assicurazioni S.p.A               16,080
   727,365  Telecom Italia S.p.A                  1,118,436
                                             --------------
                                                  2,477,406
                                             --------------

            JAPAN -- 1.7%
    27,100  Eisai Co. Ltd.                          972,186
    19,600  Ono Pharmaceutical Co., Ltd.            963,741
                                             --------------
                                                  1,935,927
                                             --------------

            JERSEY -- 0.6%
    66,347  United Business Media Ltd.              637,010
                                             --------------

            NETHERLANDS -- 1.9%
    80,989  Koninklijke (Royal) KPN N.V.          1,379,621
    14,451  Koninklijke Boskalis Westminster
               N.V.                                 764,206
                                             --------------
                                                  2,143,827
                                             --------------

            NEW ZEALAND -- 2.6%
   137,188  Fletcher Building Ltd.                  977,656
 1,233,999  Telecom Corp. of New Zealand Ltd.     1,892,492
                                             --------------
                                                  2,870,148
                                             --------------

            PORTUGAL -- 1.9%
   112,841  CIMPOR Cimentos de Portugal
               SGPS S.A.                            817,818
   322,749  EDP-Energias de Portugal S.A.         1,256,929
                                             --------------
                                                  2,074,747
                                             --------------

            SINGAPORE -- 2.0%
    82,000  Keppel Corp. Ltd.                       800,158
   674,000  StarHub Ltd.                          1,443,713
                                             --------------
                                                  2,243,871
                                             --------------

            SPAIN -- 4.6%
   101,580  Banco Santander S.A.                  1,179,308
    71,902  Gas Natural SDG S.A.                  1,350,672
   382,598  Mapfre S.A.                           1,441,751
    49,428  Telefonica S.A.                       1,237,416
                                             --------------
                                                  5,209,147
                                             --------------


Page 34             See Notes to Financial Statements

FIRST TRUST DOW JONES GLOBAL SELECT DIVIDEND INDEX FUND

MARCH 31, 2011 (UNAUDITED)


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------

            COMMON STOCKS (b) (CONTINUED)
            SWEDEN -- 3.3%
    38,496  NCC AB, Class B                   $   1,103,301
   118,367  Peab AB                               1,054,856
    22,607  Svenska Handelsbanken AB                741,401
    96,353  TeliaSonera AB                          832,722
                                             --------------
                                                  3,732,280
                                             --------------

            SWITZERLAND -- 2.1%
     2,088  Swisscom AG                             930,905
     5,097  Zurich Financial Services AG          1,426,716
                                             --------------
                                                  2,357,621
                                             --------------

            UNITED KINGDOM -- 11.6%
   160,635  Amlin PLC                               983,611
    32,070  AstraZeneca PLC                       1,472,928
 2,961,423  Cable & Wireless Communications
               PLC                                2,164,438
   139,644  Halfords Group PLC, ADR                 780,032
   511,864  Hays PLC                                954,982
    70,876  Jardine Lloyd Thompson Group
               PLC                                  786,804
   106,186  Provident Financial PLC               1,635,308
   633,233  RSA Insurance Group PLC               1,335,827
    40,756  Severn Trent PLC                        955,219
    95,358  Tate & Lyle PLC                         883,426
   111,228  United Utilities PLC                  1,055,431
                                             --------------
                                                 13,008,006
                                             --------------

            UNITED STATES -- 17.5%
    46,105  Altria Group, Inc.                    1,200,113
    26,466  American Electric Power Co., Inc.       930,015
    37,959  AT&T, Inc.                            1,161,545
    56,968  CenterPoint Energy, Inc.              1,000,358
    28,215  CenturyLink, Inc.                     1,172,333
    18,529  Consolidated Edison, Inc.               939,791
    19,808  DTE Energy Co.                          969,800
    29,189  Eli Lilly & Co.                       1,026,577
    32,034  FirstEnergy Corp.                     1,188,141
    20,513  Integrys Energy Group, Inc.           1,036,112
    12,170  Lorillard, Inc.                       1,156,272
    27,688  MeadWestvaco Corp.                      839,777
    20,709  Microchip Technology, Inc.              787,149
    58,942  Pepco Holdings, Inc.                  1,099,268
    23,628  Progress Energy, Inc.                 1,090,196
    67,880  R.R. Donnelley & Sons Co.             1,284,290
    21,090  SCANA Corp.                             830,313
    23,131  Southern Co.                            881,523
    52,055  TECO Energy, Inc.                       976,552
                                             --------------
                                                 19,570,125
                                             --------------

            TOTAL INVESTMENTS -- 100.1%         112,070,477
              (Cost $104,910,079) (c)
            NET OTHER ASSETS AND
              LIABILITIES -- (0.1)%                 (77,559)
                                             --------------
            NET ASSETS -- 100.0%             $  111,992,918
                                             ==============


(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b) Portfolio securities are categorized based upon their country of incorporation.

(c) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of March 31, 2011, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $7,953,898 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $793,500.

ADR   - American Depositary Receipt

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of March 31, 2011 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS             LEVEL 1       LEVEL 2       LEVEL 3
-------------------------------------------------------------
Common Stocks*          $112,070,477  $      --     $      --
                        =====================================


* See Portfolio of Investments for country breakout.


                    See Notes to Financial Statements                    Page 35

FIRST TRUST DOW JONES GLOBAL SELECT DIVIDEND INDEX FUND

MARCH 31, 2011 (UNAUDITED)


                                                  % OF
INDUSTRY                                       NET ASSETS
-----------------------------------------------------------
Diversified Telecommunication Services           21.4%
Electric Utilities                                8.8
Insurance                                         8.3
Multi-Utilities                                   7.2
Commercial Banks                                  6.2
Oil, Gas & Consumable Fuels                       5.7
Construction & Engineering                        4.3
Pharmaceuticals                                   4.0
Food & Staples Retailing                          3.2
Real Estate Investment Trusts                     3.0
Wireless Telecommunication Services               2.7
Media                                             2.6
Construction Materials                            2.5
Tobacco                                           2.1
Consumer Finance                                  1.5
Chemicals                                         1.2
Communications Equipment                          1.2
Gas Utilities                                     1.2
Multiline Retail                                  1.2
Commercial Services & Supplies                    1.1
Textiles, Apparel & Luxury Goods                  1.1
Transportation Infrastructure                     1.1
Trading Companies & Distributors                  1.0
Office Electronics                                0.9
Water Utilities                                   0.9
Food Products                                     0.8
Paper & Forest Products                           0.8
Professional Services                             0.8
Industrial Conglomerates                          0.7
Semiconductors & Semiconductor Equipment          0.7
Specialty Retail                                  0.7
Energy Equipment & Services                       0.6
Machinery                                         0.6
-----------------------------------------------------------
TOTAL INVESTMENTS                               100.1
NET OTHER ASSETS AND LIABILITIES                 (0.1)
                                             --------------
TOTAL                                           100.0%
                                             ==============


Page 36             See Notes to Financial Statements

FIRST TRUST ISE GLOBAL WIND ENERGY INDEX FUND

PORTFOLIO OF INVESTMENTS (a)
MARCH 31, 2011 (UNAUDITED)


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------

            COMMON STOCKS (b) -- 99.9%
            AUSTRALIA -- 3.5%
    31,229  AGL Energy Ltd.                  $      462,238
 5,142,004  Infigen Energy                        1,967,895
                                             --------------
                                                  2,430,133
                                             --------------

            BELGIUM -- 3.0%
 2,707,298  Hansen Transmissions
               International (c)                  2,084,675
                                             --------------

            BERMUDA -- 4.1%
26,356,605  China WindPower Group Ltd. (c)        2,812,347
                                             --------------

            BRAZIL -- 1.1%
    49,136  Centrais Eletricas Brasileiras
               S.A., ADR                            762,099
                                             --------------

            CANADA -- 0.8%
    15,680  Boralex, Inc. (c)                       136,664
    15,948  Brookfield Renewable Power Fund         389,694
                                             --------------
                                                    526,358
                                             --------------

            CAYMAN ISLANDS -- 0.7%
   276,848  China High Speed Transmission
               Equipment Group Co., Ltd.            443,467
                                             --------------

            CHINA -- 6.4%
 3,795,956  China Longyuan Power Group
               Corp., Class H (c)                 4,079,705
   435,568  China Suntien Green Energy Corp.,
               Class H (c)                          140,550
   200,817  Harbin Power Equipment Co. Ltd.         207,825
                                             --------------
                                                  4,428,080
                                             --------------

            DENMARK -- 10.1%
   224,157  Greentech Energy Systems A/S (c)        737,078
   143,320  Vestas Wind Systems A/S (c)           6,216,381
                                             --------------
                                                  6,953,459
                                             --------------

            FRANCE -- 3.3%
    13,931  Alstom S.A.                             823,774
    11,853  EDF Energies Nouvelles S.A.             624,885
   414,435  Theolia S.A. (c)                        787,028
                                             --------------
                                                  2,235,687
                                             --------------

            GERMANY -- 15.4%
   186,464  Conergy AG (c)                          105,438
    27,260  E. ON AG                                832,534
   239,988  Nordex AG (c)                         2,625,645
   312,345  PNE Wind AG (c)                       1,137,619
    20,590  Repower Systems AG                    4,203,381
    12,491  RWE AG                                  795,624
     6,790  Siemens AG, ADR                         932,538
                                             --------------
                                                 10,632,779
                                             --------------

            GREECE -- 0.2%
    32,879  Terna Energy S.A.                       159,358
                                             --------------

            ITALY -- 1.2%
   308,246  Enel Green Power SpA (c)                855,341
                                             --------------


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------

            JAPAN -- 2.4%
       813  Japan Wind Development
               Co. Ltd. (c)                  $      778,009
    50,100  Mitsui & Co. Ltd.                       898,042
                                             --------------
                                                  1,676,051
                                             --------------

            JERSEY -- 0.2%
   184,519  Renewable Energy Generation Ltd.        167,614
                                             --------------

            PORTUGAL -- 1.1%
   185,200  EDP-Energias de Portugal S.A.           721,252
                                             --------------

            SOUTH KOREA -- 0.2%
    20,461  Dongkuk Structure & Construction
               Co., Ltd.                            125,159
                                             --------------

            SPAIN -- 29.3%
     6,679  Acciona S.A.                            725,810
   763,033  EDP Renovaveis S.A. (c)               5,480,359
    33,912  Endesa S.A.                           1,050,829
 1,169,534  Fersa Energias Renovables S.A.        2,328,725
   487,810  Gamesa Corp. Tecnologica S.A. (c)     5,069,458
 1,280,822  Iberdrola Renovables S.A.             5,527,200
                                             --------------
                                                 20,182,381
                                             --------------

            SWEDEN -- 1.0%
    24,017  SKF AB                                  699,365
                                             --------------

            SWITZERLAND -- 1.0%
     7,099  BKW FMB Energie AG                      501,993
       238  Gurit Holding AG                        169,204
                                             --------------
                                                    671,197
                                             --------------

            UNITED KINGDOM -- 2.5%
    18,848  BP PLC, ADR                             831,951
    12,536  Royal Dutch Shell PLC, ADR              913,373
                                             --------------
                                                  1,745,324
                                             --------------

            UNITED STATES -- 12.4%
    57,242  AES (The) Corp. (c)                     744,146
     9,155  Allegheny Technologies, Inc.            619,977
    13,380  Alliant Energy Corp.                    520,883
     9,732  American Superconductor Corp. (c)       242,035
     1,632  Ameron International Corp.              113,897
   882,624  Broadwind Energy, Inc. (c)            1,156,237
   141,755  Capstone Turbine Corp. (c)              256,576
    37,197  Duke Energy Corp.                       675,126
    15,756  Federal Mogul Corp. (c)                 392,324
    45,994  General Electric Co.                    922,180
     8,356  Kaydon Corp.                            327,472
    12,536  NextEra Energy, Inc.                    690,984
    26,159  NRG Energy, Inc. (c)                    563,465
    14,842  Otter Tail Corp.                        337,359
    13,140  Trinity Industries, Inc.                481,844
     8,555  Woodward Governor Co.                   295,661
    13,191  Zoltek Cos., Inc. (c)                   177,155
                                             --------------
                                                  8,517,321
                                             --------------


                    See Notes to Financial Statements                    Page 37

FIRST TRUST ISE GLOBAL WIND ENERGY INDEX FUND

MARCH 31, 2011 (UNAUDITED)


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------

            TOTAL COMMON STOCKS -- 99.9%     $   68,829,447
              (Cost $89,564,250)

            WARRANTS -- 0.0%
            UNITED STATES -- 0.0%
       959  GreenHunter Energy, Inc.,
              expiring 09/15/11 @ $0 (c) (d)              0
              (Cost $0)                      --------------

            TOTAL INVESTMENTS -- 99.9%           68,829,447
              (Cost $89,564,250) (e)

            NET OTHER ASSETS AND
              LIABILITIES -- 0.1%                    81,311
                                             --------------
            NET ASSETS -- 100.0%             $   68,910,758
                                             ==============


(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b) Portfolio securities are categorized based upon their country of incorporation.

(c)   Non-income producing security.

(d) This security is fair valued in accordance with procedures adopted by the Trust's Board of Trustees.

(e) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of March 31, 2011, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $4,467,357 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $25,202,160.

ADR   - American Depositary Receipt


-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of March 31, 2011 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS             LEVEL 1       LEVEL 2       LEVEL 3
-------------------------------------------------------------
Common Stocks*          $68,829,447   $      --     $      --
                        =====================================


* See Portfolio of Investments for country breakout.


                                                  % OF
INDUSTRY                                       NET ASSETS
-----------------------------------------------------------
Independent Power Producers & Energy Traders     38.1%
Electrical Equipment                             31.2
Electric Utilities                               10.3
Oil, Gas & Consumable Fuels                       6.1
Machinery                                         5.2
Industrial Conglomerates                          2.7
Multi-Utilities                                   2.6
Trading Companies & Distributors                  1.3
Metals & Mining                                   0.9
Auto Components                                   0.6
Chemicals                                         0.5
Building Products                                 0.2
Construction & Engineering                        0.2
-----------------------------------------------------------
TOTAL INVESTMENTS                                99.9
NET OTHER ASSETS AND LIABILITIES                  0.1
                                             --------------
TOTAL                                           100.0%
                                             ==============


Page 38             See Notes to Financial Statements

FIRST TRUST ISE GLOBAL ENGINEERING AND CONSTRUCTION INDEX FUND

PORTFOLIO OF INVESTMENTS (a)
MARCH 31, 2011 (UNAUDITED)


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------

            COMMON STOCKS (b) -- 99.7%
            AUSTRALIA -- 2.7%
    48,879  Leighton Holdings Ltd.           $    1,490,956
    80,863  NRW Holdings Ltd.                       241,722
                                             --------------
                                                  1,732,678
                                             --------------

            CANADA -- 3.4%
    27,822  Aecon Group, Inc.                       284,390
    24,576  SNC-Lavalin Group, Inc.               1,400,287
    15,965  Stantec, Inc. (c)                       477,880
                                             --------------
                                                  2,162,557
                                             --------------

            CAYMAN ISLANDS -- 1.3%
   868,641  China State Construction
               International Holdings Ltd.          792,866
                                             --------------

            CHINA -- 3.6%
 1,415,472  China Communications
               Construction Co., Ltd.             1,350,226
 1,417,184  China Railway Group Ltd.                914,601
                                             --------------
                                                  2,264,827
                                             --------------

            EGYPT -- 1.6%
    23,783  Orascom Construction Industries,
               GDR                                  998,648
                                             --------------

            FINLAND -- 1.6%
    34,910  YIT Oyj                               1,035,001
                                             --------------

            FRANCE -- 8.1%
    39,752  Bouygues S.A.                         1,908,954
    20,072  Eiffage S.A.                          1,205,822
    32,546  Vinci S.A.                            2,033,837
                                             --------------
                                                  5,148,613
                                             --------------

            GERMANY -- 3.1%
    18,277  Hochtief AG                           1,965,965
                                             --------------
            ITALY -- 2.7%
    18,175  Astaldi S.p.A                           150,166
   211,795  Impregilo S.p.A (c)                     707,164
   122,278  Marie Tecnimont S.p.A                   503,239
    23,790  Trevi Finanziaria S.p.A                 318,775
                                             --------------
                                                  1,679,344
                                             --------------

            JAPAN -- 14.3%
   102,000  Chiyoda Corp.                           934,407
    62,100  COMSYS Holdings Corp.                   627,869
    73,000  JGC Corp.                             1,708,716
   334,000  Kajima Corp.                            935,585
    54,000  Kandenko Co., Ltd.                      305,121
    59,000  Kinden Corp.                            536,944
    20,900  Kyowa Exeo Corp.                        209,302
    26,000  Maeda Corp.                              85,646
   233,000  Obayashi Corp.                        1,036,427
   213,000  Shimizu Corp.                           947,463
     7,100  SHO-BOND Holdings Co., Ltd.             189,407
   319,000  Taisei Corp.                            786,187
    59,000  Toda Corp.                              233,361
    28,000  Toshiba Plant Systems & Services
               Corp.                                316,759


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------

            JAPAN (CONTINUED)
    60,000  Toyo Engineering Corp.           $      230,825
                                             --------------
                                                  9,084,019
                                             --------------

            NETHERLANDS -- 8.4%
    18,442  Arcadis N.V.                            445,748
    34,972  Chicago Bridge & Iron Co. N.V.        1,421,962
    27,382  Imtech N.V.                           1,016,318
   116,656  Koninklijke BAM Groep N.V.              899,198
    28,934  Koninklijke Boskalis Westminster
               N.V.                               1,530,104
                                             --------------
                                                  5,313,330
                                             --------------

            NORWAY -- 3.1%
    86,214  Aker Solutions ASA                    1,981,429
                                             --------------

            PANAMA -- 3.0%
    75,861  McDermott International, Inc. (c)     1,926,111
                                             --------------

            PORTUGAL -- 0.1%
    21,949  Mota-Engil SGPS S.A.                     56,613
                                             --------------

            SPAIN -- 8.8%
    34,806  ACS Actividades de Construccion
               y Servicios S.A.                   1,631,732
    36,978  Obrascon Huarte Lain S.A.             1,335,803
   121,498  Sacyr Vallehermoso S.A. (c)           1,411,926
    20,095  Tecnicas Reunidas S.A.                1,208,058
                                             --------------
                                                  5,587,519
                                             --------------

            SWEDEN -- 5.5%
    32,995  NCC AB, Class B                         945,642
    84,969  Peab AB                                 757,221
    84,287  Skanska AB                            1,774,702
                                             --------------
                                                  3,477,565
                                             --------------

            SWITZERLAND -- 2.6%
    44,520  Foster Wheeler AG (c)                 1,674,842
                                             --------------

            UNITED KINGDOM -- 4.6%
    76,886  AMEC PLC                              1,471,461
   207,117  Balfour Beatty PLC                    1,142,307
    28,961  WS Atkins PLC                           325,681
                                             --------------
                                                  2,939,449
                                             --------------

            UNITED STATES -- 21.2%
    41,524  Aecom Technology Corp. (c)            1,151,461
    26,965  EMCOR Group, Inc. (c)                   835,106
    27,407  Fluor Corp.                           2,018,800
    18,587  Granite Construction, Inc.              522,295
    17,479  Insituform Technologies, Inc.,
               Class A (c)                          467,563
    37,279  Jacobs Engineering Group,
               Inc. (c)                           1,917,259
    48,437  KBR, Inc.                             1,829,465
    70,616  Quanta Services, Inc. (c)             1,583,917
    34,431  Shaw Group (The), Inc. (c)            1,219,202
    23,298  Tutor Perini Corp.                      567,539
    29,410  URS Corp. (c)                         1,354,330
                                             --------------
                                                 13,466,937
                                             --------------


                    See Notes to Financial Statements                    Page 39

FIRST TRUST ISE GLOBAL ENGINEERING AND CONSTRUCTION INDEX FUND

MARCH 31, 2011 (UNAUDITED)


            DESCRIPTION                               VALUE
-----------------------------------------------------------

            TOTAL INVESTMENTS -- 99.7%       $   63,288,313
              (Cost $53,623,092) (d)
            NET OTHER ASSETS AND
              LIABILITIES -- 0.3%                   202,347
                                             --------------
            NET ASSETS -- 100.0%             $   63,490,660
                                             ==============


(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b) Portfolio securities are categorized based upon their country of incorporation.

(c)   Non-income producing security.

(d) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of March 31, 2011, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $10,072,994 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $407,773.

GDR   - Global Depositary Receipt


-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of March 31, 2011 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs


INVESTMENTS             LEVEL 1       LEVEL 2       LEVEL 3
-------------------------------------------------------------
Common Stocks*          $63,288,313   $      --     $      --
                        =====================================


   * See Portfolio of Investments for country breakout


                                                  % OF
INDUSTRY                                       NET ASSETS
-----------------------------------------------------------
Construction & Engineering                        88.0%
Energy Equipment & Services                       10.4
Professional Services                              1.3
-----------------------------------------------------------
TOTAL INVESTMENTS                                 99.7
NET OTHER ASSETS AND LIABILITIES                   0.3
                                             --------------
TOTAL                                            100.0%
                                             ==============


Page 40             See Notes to Financial Statements

FIRST TRUST NASDAQ(R) CLEAN EDGE(R) SMART GRID INFRASTRUCTURE INDEX FUND

PORTFOLIO OF INVESTMENTS (a)
MARCH 31, 2011 (UNAUDITED)


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------

            COMMON STOCKS (b) -- 100.0%
            CAYMAN ISLANDS -- 1.4%
   791,303  Wasion Group Holdings Ltd.       $      425,227
                                             --------------

            FRANCE -- 8.2%
    14,308  Schneider Electric S.A.               2,445,431
                                             --------------

            GERMANY -- 10.7%
    71,850  Elster Group SE, ADR (c)              1,167,562
     4,450  Siemens AG                              609,903
    11,287  SMA Solar Technology AG               1,414,674
                                             --------------
                                                  3,192,139
                                             --------------

            IRELAND -- 2.0%
     9,118  Cooper Industries PLC                   591,758
                                             --------------

            ITALY -- 7.9%
   110,385  Prysmian S.p.A                        2,368,455
                                             --------------

            JAPAN -- 8.2%
   137,000  NGK Insulators Ltd.                   2,449,134
                                             --------------

            SPAIN -- 8.6%
    41,885  Red Electrica Corp. S.A.              2,380,302
     6,256  Telvent GIT S.A. (c)                    182,112
                                             --------------
                                                  2,562,414
                                             --------------

            SWITZERLAND -- 1.9%
    24,312  ABB Ltd. (c)                            583,911
                                             --------------

            UNITED KINGDOM -- 2.0%
    62,010  National Grid PLC                       590,894
                                             --------------
            UNITED STATES -- 48.6%
    19,474  A123 Systems, Inc. (c)                  123,660
     8,060  Advanced Energy Industries,
               Inc. (c)                             131,781
    43,199  American Superconductor Corp. (c)     1,074,359
    10,649  AZZ, Inc.                               485,594
    21,568  Comverge, Inc. (c)                      100,507
     4,674  Digi International, Inc. (c)             49,358
    35,649  Echelon Corp. (c)                       361,124
    21,240  EnerNOC, Inc. (c)                       405,896
    22,631  ESCO Technologies, Inc.                 863,373
    26,842  General Cable Corp. (c)               1,162,259
    28,228  General Electric Co.                    565,972
     8,434  Hubbell, Inc., Class B                  599,067
    16,751  ITC Holdings Corp.                    1,170,895
    21,673  Itron, Inc. (c)                       1,223,224
    14,514  MasTec, Inc. (c)                        301,891
    17,017  MYR Group, Inc. (c)                     407,047
    28,627  Pike Electric Corp. (c)                 272,529
    90,887  Power-One, Inc. (c)                     795,261
    15,934  PowerSecure International, Inc. (c)     137,032
   103,666  Quanta Services, Inc. (c)             2,325,228
   100,463  Satcon Technology Corp. (c)             387,787
     9,688  Thomas & Betts Corp. (c)                576,145
     4,882  Valmont Industries, Inc.                509,534
     7,985  WESCO International, Inc. (c)           499,063
                                             --------------
                                                 14,528,586
                                             --------------

            VIRGIN ISLANDS (US) -- 0.5%
    13,994  Jinpan International Ltd.               164,010
                                             --------------


            DESCRIPTION                               VALUE
-----------------------------------------------------------

            TOTAL INVESTMENTS -- 100.0%      $   29,901,959
              (Cost $26,288,255) (d)
            NET OTHER ASSETS AND
              LIABILITIES -- 0.0%                    (7,998)
                                             --------------
            NET ASSETS -- 100.0%             $   29,893,961
                                             ==============


(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b) Portfolio securities are categorized based upon their country of incorporation.

(c)   Non-income producing security.

(d) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of March 31, 2011, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $4,993,939 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $1,380,235.

ADR   - American Depositary Receipt


-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of March 31, 2011 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs


INVESTMENTS             LEVEL 1       LEVEL 2       LEVEL 3
-------------------------------------------------------------
Common Stocks*          $29,901,959   $      --     $      --
                        =====================================


    * See Portfolio of Investments for country breakout.


                                                  % OF
INDUSTRY                                       NET ASSETS
-----------------------------------------------------------
Electrical Equipment                              35.8%
Electronic Equipment, Instruments &
  Components                                      13.6
Machinery                                         12.8
Electric Utilities                                11.9
Construction & Engineering                        11.1
Semiconductors & Semiconductor Equipment           5.1
Industrial Conglomerates                           3.9
Multi-Utilities                                    2.0
Trading Companies & Distributors                   1.7
Commercial Services & Supplies                     1.3
IT Services                                        0.6
Communications Equipment                           0.2
-----------------------------------------------------------
TOTAL INVESTMENTS                                100.0
NET OTHER ASSETS AND LIABILITIES                   0.0
                                             --------------
TOTAL                                            100.0%
                                             ==============


                    See Notes to Financial Statements                    Page 41

FIRST TRUST ISE GLOBAL COPPER INDEX FUND

PORTFOLIO OF INVESTMENTS (a)
MARCH 31, 2011 (UNAUDITED)


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------

            COMMON STOCKS (b) -- 100.0%
            BERMUDA -- 4.8%
11,729,836  Katanga Mining Ltd. (c)          $   20,931,012
                                             --------------

            CANADA -- 43.0%
 2,176,724  Anvil Mining Ltd. (c)                14,212,133
 1,165,392  Capstone Mining Corp. (c)             5,301,061
   814,871  Copper Mountain Mining Corp. (c)      6,253,368
 3,309,569  Equinox Minerals Ltd. (c)            19,594,560
   154,024  First Quantum Minerals Ltd.          19,925,415
   730,142  HudBay Minerals, Inc.                11,891,637
   252,447  Imperial Metals Corp. (c)             5,780,633
   184,539  Inmet Mining Corp.                   12,971,978
   928,724  Ivanhoe Mines Ltd. (c)               25,471,657
 2,333,268  Lundin Mining Corp. (c)              19,373,705
 1,472,245  Mercator Minerals Ltd. (c)            5,102,365
   537,964  New Gold, Inc. (c)                    6,331,273
   770,846  Northern Dynasty Minerals Ltd. (c)   11,593,524
   876,941  Quadra Mining Ltd. (c)               12,220,189
 2,058,703  Taseko Mines Ltd. (c)                12,208,109
                                             --------------
                                                188,231,607
                                             --------------

            PERU -- 0.5%
    48,951  Sociedad Minera Cerro Verde
               S.A.A.                             2,217,481
                                             --------------

            POLAND -- 5.8%
   399,735  KGHM Polska Miedz S.A.               25,367,040
                                             --------------

            RUSSIA -- 4.6%
   751,170  MMC Norilsk Nickel, ADR              19,860,935
                                             --------------

            SOUTH AFRICA -- 2.8%
 6,697,531  Metorex Ltd. (c)                      6,405,473
   288,261  Palabora Mining Co., Ltd.             5,956,968
                                             --------------
                                                 12,362,441
                                             --------------

            TURKEY -- 1.3%
 2,206,748  Park Elektrik Madencilik Tekstil
               Sanayi ve Ticaret A.S. (c)         5,802,530
                                             --------------

            UNITED KINGDOM -- 25.8%
 1,092,629  Antofagasta PLC                      23,855,686
   825,760  Kazakhmys PLC                        18,466,206
   363,027  Rio Tinto PLC, ADR                   25,818,480
   502,456  Vedanta Resources PLC                19,175,803
 1,083,727  Xstrata PLC                          25,330,311
                                             --------------
                                                112,646,486
                                             --------------

            UNITED STATES -- 11.4%
   473,517  Freeport-McMoRan Copper &
               Gold, Inc.                        26,303,869
   586,917  Southern Copper Corp.                23,635,148
                                             --------------
                                                 49,939,017
                                             --------------


            DESCRIPTION                               VALUE
-----------------------------------------------------------

            TOTAL INVESTMENTS -- 100.0%      $  437,358,549
              (Cost $420,502,541) (d)
            NET OTHER ASSETS AND
              LIABILITIES -- 0.0%                   (24,287)
                                             --------------
            NET ASSETS -- 100.0%             $  437,334,262
                                             ==============


(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b) Portfolio securities are categorized based upon their country of incorporation.

(c)   Non-income producing security.

(d) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of March 31, 2011, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $19,869,966 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $3,013,958.

ADR   - American Depositary Receipt


-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of March 31, 2011 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs


INVESTMENTS             LEVEL 1       LEVEL 2       LEVEL 3
-------------------------------------------------------------
Common Stocks*          $437,358,549  $      --     $      --
                        =====================================


    * See Portfolio of Investments for country breakout.


                                                  % OF
INDUSTRY                                       NET ASSETS
-----------------------------------------------------------
Metals & Mining                                  100.0%
-----------------------------------------------------------
TOTAL INVESTMENTS                                100.0
NET OTHER ASSETS AND LIABILITIES                   0.0
                                             --------------
TOTAL                                            100.0%
                                             ==============


Page 42             See Notes to Financial Statements

FIRST TRUST ISE GLOBAL PLATINUM INDEX FUND

PORTFOLIO OF INVESTMENTS (a)
MARCH 31, 2011 (UNAUDITED)


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------

            COMMON STOCKS (b) -- 100.1%
            AUSTRALIA -- 2.5%
 1,502,928  Platinum Australia Ltd. (c)      $      917,187
                                             --------------

            BERMUDA -- 9.3%
   448,124  Aquarius Platinum Ltd.                2,484,466
 1,130,572  Sylvania Platinum Ltd. (c)              870,563
                                             --------------
                                                  3,355,029
                                             --------------

            CANADA -- 22.0%
 1,178,445  Anooraq Resources Corp. (c)           1,366,996
 1,073,818  Eastern Platinum Ltd. (c)             1,439,880
 1,010,496  Noront Resources Ltd. (c)               979,749
   246,246  North American Palladium Ltd. (c)     1,598,136
   625,296  Platinum Group Metals Ltd. (c)        1,225,438
   556,559  Platmin Ltd. (c)                        459,254
   417,820  PolyMet Mining Corp. (c)                827,284
                                             --------------
                                                  7,896,737
                                             --------------

            CHINA -- 2.6%
 1,507,483  Xinjiang Xinxin Mining Industry
               Co., Ltd., Class H                   918,612
                                             --------------

            HONG KONG -- 4.4%
 1,932,585  Minmetals Resources Ltd. (c)          1,567,723
                                             --------------

            JAPAN -- 3.4%
    21,000  Furuya Metal Co., Ltd.                1,211,830
                                             --------------

            RUSSIA -- 7.8%
   105,876  MMC Norilsk Nickel, ADR               2,799,362
                                             --------------

            SOUTH AFRICA -- 24.8%
    52,850  African Rainbow Minerals Ltd.         1,742,136
    25,766  Anglo Platinum Ltd.                   2,654,679
    87,632  Impala Platinum Holdings Ltd.         2,535,564
   254,219  Northam Platinum Ltd.                 1,653,457
   914,201  Wesizwe Platinum Ltd. (c)               309,463
                                             --------------
                                                  8,895,299
                                             --------------

            UNITED KINGDOM -- 18.8%
    86,170  Johnson Matthey PLC                   2,571,166
    90,856  Lonmin PLC                            2,482,158
    72,212  Xstrata PLC                           1,687,835
                                             --------------
                                                  6,741,159
                                             --------------

            UNITED STATES -- 4.5%
    71,223  Stillwater Mining Co. (c)             1,633,143
                                             --------------

            TOTAL INVESTMENTS -- 100.1%          35,936,081
              (Cost $34,546,091) (d)
            NET OTHER ASSETS AND
              LIABILITIES -- (0.1)%                 (21,625)
                                             --------------
            NET ASSETS -- 100.0%             $   35,914,456
                                             ==============


(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b) Portfolio securities are categorized based upon their country of incorporation.

(c)   Non-income producing security.

(d) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of March 31, 2011, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $2,232,473 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $842,483.

ADR   - American Depositary Receipt


-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of March 31, 2011 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs


INVESTMENTS             LEVEL 1       LEVEL 2       LEVEL 3
-------------------------------------------------------------
Common Stocks*          $35,936,081   $      --     $      --
                        =====================================


* See Portfolio of Investments for country breakout.


                                                  % OF
INDUSTRY                                       NET ASSETS
-----------------------------------------------------------
Metals & Mining                                  89.5%
Chemicals                                         7.2
Semiconductors & Semiconductor Equipment          3.4
-----------------------------------------------------------
TOTAL INVESTMENTS                               100.1
NET OTHER ASSETS AND LIABILITIES                 (0.1)
                                             --------------
TOTAL                                           100.0%
                                             ==============


                    See Notes to Financial Statements                    Page 43

FIRST TRUST BICK INDEX FUND

PORTFOLIO OF INVESTMENTS (a)
MARCH 31, 2011 (UNAUDITED)


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------

            COMMON STOCKS (b) -- 99.9%
            BRAZIL -- 24.3%
    98,522  Banco Bradesco S.A., ADR         $    2,044,331
   107,771  Banco do Brasil S.A.                  1,943,990
   157,060  Banco Santander Brasil S.A., ADR      1,925,556
   273,604  BM&F BOVESPA S.A.                     1,985,856
   105,452  BRF- Brasil Foods S.A.                1,976,438
   215,848  Cielo S.A.                            1,832,391
    48,198  Companhia Brasileira de
               Distribuicao Grupo Pao de
               Acucar                             1,979,405
    65,776  Companhia de Bebidas das
               Americas, ADR                      1,862,119
    63,803  Companhia de Concessoes
               Rodoviarias                        1,862,916
   101,479  Companhia Energetica de Minas
               Gerais, ADR                        1,955,500
   116,123  Companhia Siderurgica Nacional
               S.A., ADR                          1,934,609
   187,469  Cyrela Brazil Realty S.A.
               Empreendimentos e
               Participacoes                      1,774,046
    54,788  Embraer S.A., ADR                     1,846,356
   141,927  Gerdau S.A., ADR                      1,774,087
     1,500  HRT Participacoes em Petroleo
               S.A. (c)                           1,567,390
   168,722  Hypermarcas S.A. (c)                  2,221,862
    84,800  Itau Unibanco Holding S.A., ADR       2,039,440
    67,191  Natura Cosmeticos S.A.                1,892,698
   160,773  OGX Petroleo e Gas Participacoes
               S.A. (c)                           1,927,129
   325,858  PDG Realty S.A. Empreendimentos
               e Participacoes                    1,812,263
    46,325  Petroleo Brasileiro S.A., ADR (c)     1,872,920
   115,536  Tele Norte Leste Participacoes
               S.A., ADR                          2,025,346
   144,071  Usinas Siderurgicas de Minas
               Gerais S.A.                        1,741,047
    56,780  Vale S.A., ADR                        1,893,613
    49,115  Vivo Participacoes S.A., ADR          1,983,264
                                             --------------
                                                 47,674,572
                                             --------------

            CAYMAN ISLANDS -- 3.9%
    14,617  Baidu, Inc., ADR (c)                  2,014,369
    47,150  Ctrip.com International Ltd.,
               ADR (c)                            1,956,253
    19,243  SINA Corp. (c)                        2,059,771
    65,639  Tencent Holdings Ltd.                 1,599,089
                                             --------------
                                                  7,629,482
                                             --------------

            CHINA -- 20.5%
 3,521,700  Agricultural Bank of China Ltd.,
               Class H (c)                        1,996,606
 1,935,173  Aluminum Corp. of China Ltd.,
               Class H (c)                        1,840,996
   349,051  Anhui Conch Cement Co., Ltd.,
               Class H                            2,183,097
 3,427,793  Bank of China Ltd., Class H           1,908,112
 1,800,362  Bank of Communications Co., Ltd.,
               Class H                            1,981,230
 1,241,020  China Coal Energy Co., Class H        1,691,165


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------

            CHINA (CONTINUED)
 2,018,333  China Construction Bank Corp.,
               Class H                       $    1,891,567
 1,717,951  China COSCO Holdings Co., Ltd.,
               Class H (c)                        1,758,026
   473,962  China Life Insurance Co., Ltd.,
               Class H                            1,779,212
   714,014  China Merchants Bank Co., Ltd.,
               Class H                            1,978,133
   451,543  China Pacific Insurance Group
               Co., Ltd., Class H                 1,898,227
 1,830,310  China Petroleum & Chemical
               Corp., Class H                     1,835,357
    18,028  China Petroleum & Chemical
               Corp., ADR                         1,813,256
   425,393  China Shenhua Energy Co., Ltd.,
               Class H                            2,004,314
 3,134,233  China Telecom Corp., Ltd.,
               Class H                            1,913,931
 1,053,547  Dongfeng Motor Group Co., Ltd.,
               Class H                            1,793,260
 2,331,883  Industrial & Commercial Bank of
               China, Class H                     1,936,603
   615,736  Jiangxi Copper Co., Ltd., Class H     2,054,155
 1,319,767  PetroChina Co., Ltd., Class H         1,998,683
   173,985  Ping An Insurance (Group) Co. of
               China Ltd., Class H                1,763,660
   611,435  Yanzhou Coal Mining Co., Ltd.,
               Class H                            2,224,529
                                             --------------
                                                 40,244,119
                                             --------------

            INDIA -- 23.5%
   116,436  Axis Bank Ltd., GDR                   3,701,500
    93,220  Dr. Reddy's Laboratories Ltd., ADR    3,477,106
    21,070  HDFC Bank Ltd., ADR                   3,580,636
    72,324  ICICI Bank Ltd., ADR                  3,603,905
    48,286  Infosys Technologies Ltd., ADR        3,462,106
    95,505  Larsen & Toubro Ltd., GDR             3,556,606
   224,225  Mahindra & Mahindra Ltd., GDR         3,571,904
    74,290  Reliance Industries Ltd., GDR         3,522,832
    28,065  State Bank of India, GDR              3,620,385
   229,541  Sterlite Industries (India) Ltd., ADR 3,544,113
   126,720  Tata Motors Ltd., ADR                 3,521,549
   248,813  Tata Steel Ltd., GDR                  3,446,060
   240,544  Wipro Ltd., ADR                       3,523,970
                                             --------------
                                                 46,132,672
                                             --------------

            MAURITIUS -- 1.8%
   122,786  Makemytrip Ltd. (c)                   3,598,858
                                             --------------

            SOUTH KOREA -- 25.9%
    44,500  Hana Financial Group, Inc.            1,924,905
     5,926  Honam Petrochemical Corp.             2,093,373
    74,150  Hynix Semiconductor, Inc.             2,115,771
    26,603  Hyundai Engineering &
               Construction Co., Ltd.             1,920,742
     4,722  Hyundai Heavy Industries Co., Ltd.    2,229,815
     7,577  Hyundai Mobis                         2,262,152
    11,253  Hyundai Motor Co.                     2,082,464
    16,629  Hyundai Steel Co.                     2,122,303


Page 44             See Notes to Financial Statements

FIRST TRUST BICK INDEX FUND

MARCH 31, 2011 (UNAUDITED)


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------

            COMMON STOCKS (b) (CONTINUED)
            SOUTH KOREA (CONTINUED)
    36,606  KB Financial Group, Inc.         $    1,918,816
    33,887  Kia Motors Corp.                      2,131,549
     5,287  LG Chem Ltd.                          2,217,075
    28,133  LG Corp.                              2,097,889
    58,680  LG Display Co., Ltd.                  1,840,186
    19,373  LG Electronics, Inc.                  1,854,383
     5,078  OCI Co., Ltd.                         2,286,824
     4,558  POSCO                                 2,098,355
    31,258  Samsung C&T Corp.                     2,045,968
    17,403  Samsung Electro-Mechanics Co.,
               Ltd.                               1,864,126
     2,384  Samsung Electronics Co., Ltd.         2,025,514
    59,350  Samsung Heavy Industries Co. Ltd.     2,158,772
    19,282  Samsung Life Insurance Co., Ltd.      1,810,516
    12,371  Samsung SDI Co., Ltd.                 1,894,642
    41,990  Shinhan Financial Group Co., Ltd.     1,908,201
    11,042  SK Innovation Co., Ltd.               2,123,945
   140,670  Woori Finance Holdings Co., Ltd.      1,865,854
                                             --------------
                                                 50,894,140
                                             --------------

            TOTAL INVESTMENTS -- 99.9%          196,173,843
              (Cost $185,418,860) (d)
            NET OTHER ASSETS AND
              LIABILITIES -- 0.1%                   104,958
                                             --------------
            NET ASSETS -- 100.0%             $  196,278,801
                                             ==============


(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b) Portfolio securities are categorized based upon their country of incorporation.

(c)   Non-income producing security.

(d) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of March 31, 2011, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $16,729,640 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $5,974,657.

ADR   - American Depositary Receipt GDR - Global Depositary Receipt


-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of March 31, 2011 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs


INVESTMENTS             LEVEL 1       LEVEL 2       LEVEL 3
-------------------------------------------------------------
Common Stocks*          $196,173,843  $      --     $      --
                        =====================================


* See Portfolio of Investments for country breakout.


                                                  % OF
INDUSTRY                                       NET ASSETS
-----------------------------------------------------------
Commercial Banks                                  21.3%
Oil, Gas & Consumable Fuels                       11.5
Metals & Mining                                   11.4
Automobiles                                        4.9
IT Services                                        4.5
Machinery                                          4.0
Insurance                                          3.7
Chemicals                                          3.4
Internet Software & Services                       2.9
Construction & Engineering                         2.8
Electronic Equipment, Instruments &
  Components                                       2.8
Household Durables                                 2.8
Personal Products                                  2.1
Semiconductors & Semiconductor Equipment           2.1
Diversified Telecommunication Services             2.0
Internet & Catalog Retail                          1.8
Pharmaceuticals                                    1.8
Auto Components                                    1.1
Construction Materials                             1.1
Industrial Conglomerates                           1.1
Beverages                                          1.0
Diversified Financial Services                     1.0
Electric Utilities                                 1.0
Food & Staples Retailing                           1.0
Food Products                                      1.0
Hotels, Restaurants & Leisure                      1.0
Trading Companies & Distributors                   1.0
Transportation Infrastructure                      1.0
Wireless Telecommunication Services                1.0
Aerospace & Defense                                0.9
Marine                                             0.9
-----------------------------------------------------------
TOTAL INVESTMENTS                                 99.9
NET OTHER ASSETS AND LIABILITIES                   0.1
                                             --------------
TOTAL                                            100.0%
                                             ==============


                    See Notes to Financial Statements                    Page 45

FIRST TRUST NASDAQ CEA SMARTPHONE INDEX FUND

PORTFOLIO OF INVESTMENTS (a)
MARCH 31, 2011 (UNAUDITED)


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------

            COMMON STOCKS (b) -- 99.5%
            BERMUDA -- 1.1%
    10,048  Marvell Technology Group
               Ltd. (c)                      $      156,246
                                             --------------

            CANADA -- 4.9%
    33,544  Celestica, Inc. (c)                     359,592
     5,891  Research In Motion Ltd. (c)             333,254
                                             --------------
                                                    692,846
                                             --------------

            CAYMAN ISLANDS -- 2.3%
   541,222  Foxconn International Holdings
               Ltd. (c)                             324,933
                                             --------------

            CHINA -- 2.1%
    34,630  BYD Co., Ltd., Class H                  132,669
    35,930  ZTE Corp., Class H                      167,212
                                             --------------
                                                    299,881
                                             --------------

            FINLAND -- 2.7%
    44,426  Nokia Corp., ADR                        378,065
                                             --------------

            FRANCE -- 2.6%
    30,522  Alcatel-Lucent, ADR (c)                 177,333
     4,153  France Telecom S.A.                      93,051
     3,229  Vivendi                                  92,209
                                             --------------
                                                    362,593
                                             --------------

            GERMANY -- 0.7%
     6,416  Deutsche Telekom AG                      98,838
                                             --------------

            GUERNSEY -- 1.1%
     5,477  Amdocs Ltd. (c)                         158,011
                                             --------------

            HONG KONG -- 1.2%
     9,440  China Mobile Ltd.                        86,954
    52,070  China Unicom (Hong Kong) Ltd.            86,487
                                             --------------
                                                    173,441
                                             --------------

            ITALY -- 0.6%
    56,645  Telecom Italia S.p.A                     87,101
                                             --------------

            JAPAN -- 8.9%
    11,200  Elpida Memory, Inc. (c)                 144,208
        13  KDDI Corp.                               80,488
     3,700  Kyocera Corp.                           374,982
        47  NTT DoCoMo, Inc.                         82,609
     2,200  Softbank Corp.                           87,810
    10,900  Sony Corp.                              349,093
    26,000  Toshiba Corp.                           127,218
                                             --------------
                                                  1,246,408
                                             --------------

            NETHERLANDS -- 2.2%
     3,217  Gemalto N.V.                            158,224
    12,308  STMicroelectronics N.V.                 152,450
                                             --------------
                                                    310,674
                                             --------------

            RUSSIA -- 0.7%
     4,394  Mobile TeleSystems, ADR                  93,285
                                             --------------

            SINGAPORE -- 3.7%
     5,238  Avago Technologies Ltd.                 162,902
    50,140  Flextronics International
               Ltd. (c)                             374,546
                                             --------------
                                                    537,448
                                             --------------


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------

            SOUTH KOREA -- 6.1%
     4,657  KT Corp., ADR                    $       90,951
     3,893  LG Electronics, Inc.                    372,638
       479  Samsung Electronics Co., Ltd.           406,972
                                             --------------
                                                    870,561
                                             --------------

            SPAIN -- 0.6%
     3,572  Telefonica S.A.                          89,424
                                             --------------

            SWEDEN -- 1.2%
    12,798  Telefonaktiebolaget LM Ericsson,
               Class B                              165,047
                                             --------------

            TAIWAN -- 10.1%
   367,937  Compal Communications, Inc.             335,324
     9,975  HTC Corp.                               390,093
   717,065  Inventec Corp.                          365,769
   208,589  Wistron Corp.                           330,547
                                             --------------
                                                  1,421,733
                                             --------------

            UNITED KINGDOM -- 1.8%
     5,892  ARM Holdings PLC, ADR                   165,978
    30,876  Vodafone Group PLC                       87,423
                                             --------------
                                                    253,401
                                             --------------

            UNITED STATES -- 44.9%
     3,526  Agilent Technologies, Inc. (c)          157,894
     4,039  Altera Corp.                            177,797
     3,111  American Tower Corp., Class A (c)       161,212
     4,217  Analog Devices, Inc.                    166,065
     1,084  Apple, Inc. (c)                         377,720
     3,133  AT&T, Inc.                               95,870
    12,970  Atmel Corp. (c)                         176,781
    20,776  Benchmark Electronics, Inc. (c)         394,121
     3,986  Broadcom Corp., Class A (c)             156,969
     7,249  CEVA, Inc. (c)                          193,766
     6,674  Ciena Corp. (c)                         173,257
     4,048  Crown Castle International
               Corp. (c)                            172,242
    14,108  CTS Corp.                               152,366
       274  Google, Inc., Class A (c)               160,622
    26,489  LSI Corp. (c)                           180,125
     6,304  Maxim Integrated Products, Inc.         161,382
    15,734  Micron Technology, Inc. (c)             180,312
    14,283  Motorola Mobility Holdings,
               Inc. (c)                             348,505
     3,935  Motorola Solutions, Inc. (c)            175,855
    11,222  National Semiconductor Corp.            160,923
     5,135  OmniVision Technologies, Inc. (c)       182,447
    15,750  ON Semiconductor Corp. (c)              155,453
    25,815  RF Micro Devices, Inc. (c)              165,474
    26,169  Sanmina-SCI Corp. (c)                   293,354
     3,912  SBA Communications Corp.,
               Class A (c)                          155,228
     5,073  Skyworks Solutions, Inc. (c)            164,467
    19,194  Sprint Nextel Corp. (c)                  89,060
     5,868  Synaptics, Inc. (c)                     158,553
    20,502  Tekelec (c)                             166,476
    30,988  Tellabs, Inc.                           162,377
     4,674  Texas Instruments, Inc.                 161,533


Page 46             See Notes to Financial Statements

FIRST TRUST NASDAQ CEA SMARTPHONE INDEX FUND

MARCH 31, 2011 (UNAUDITED)


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------

            COMMON STOCKS (b) (CONTINUED)
            UNITED STATES (CONTINUED)
    12,726  TriQuint Semiconductor, Inc. (c) $      164,293
     2,461  Verizon Communications, Inc.             94,847
     5,068  Xilinx, Inc.                            166,230
                                             --------------
                                                  6,365,434
                                             --------------

            TOTAL INVESTMENTS -- 99.5%           14,085,370
              (Cost $14,615,781) (d)
            NET OTHER ASSETS AND
               LIABILITIES -- 0.5%                   64,640
                                             --------------
            NET ASSETS -- 100.0%             $   14,150,010
                                             ==============


(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b) Portfolio securities are categorized based upon their country of incorporation.

(c)   Non-income producing security.

(d) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of March 31, 2011, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $277,173 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $807,584.

ADR   - American Depositary Receipt

GDR   - Global Depositary Receipt


-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of March 31, 2011 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS             LEVEL 1       LEVEL 2       LEVEL 3
-------------------------------------------------------------
Common Stocks*          $14,085,370   $      --     $      --
                        =====================================


        * See Portfolio of Investments for country breakout


                                                  % OF
INDUSTRY                                       NET ASSETS
-----------------------------------------------------------
Semiconductors & Semiconductor Equipment          27.6%
Communications Equipment                          22.2
Electronic Equipment, Instruments &
  Components                                      16.1
Computers & Peripherals                           10.7
Wireless Telecommunication Services                7.7
Diversified Telecommunication Services             5.2
Household Durables                                 5.1
Internet Software & Services                       1.1
IT Services                                        1.1
Life Sciences Tools & Services                     1.1
Automobiles                                        0.9
Media                                              0.7
-----------------------------------------------------------
TOTAL INVESTMENTS                                 99.5
NET OTHER ASSETS AND LIABILITIES                   0.5
                                             --------------
TOTAL                                            100.0%
                                             ==============


                    See Notes to Financial Statements                    Page 47

FIRST TRUST EXCHANGE-TRADED FUND II

STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2011 (UNAUDITED)


                                                                                                          FIRST TRUST
                                                                              FIRST TRUST               FTSE EPRA/NAREIT
                                                                           STOXX(R) EUROPEAN           DEVELOPED MARKETS
                                                                            SELECT DIVIDEND               REAL ESTATE
                                                                               INDEX FUND                  INDEX FUND
                                                                        ------------------------    ------------------------
ASSETS:
Investments at value ................................................        $   10,950,147              $   75,185,648
Cash ................................................................                    --                          --
Foreign currency at value ...........................................                   987                       2,369
Receivables:
   Capital shares sold ..............................................                    --                   5,290,686
   Investment securities sold........................................                    --                       5,633
   Reclaims .........................................................                57,920                       7,303
   Dividends ........................................................                46,450                     195,431
   From investment advisor ..........................................                 7,531                          --
   Interest .........................................................                    --                           1
Other assets ........................................................                60,503                       5,129
                                                                             --------------              --------------
   TOTAL ASSETS .....................................................            11,123,538                  80,692,200
                                                                             --------------              --------------

LIABILITIES:
Due to Custodian ....................................................               294,616                      69,497
Payables:
   Investment securities purchased ..................................                    --                   5,255,372
   Audit and tax fees ...............................................                16,915                      19,535
   Printing fees ....................................................                 2,487                      15,504
   Licensing fees ...................................................                    --                      19,086
   Investment advisory fees .........................................                    --                       9,830
Other liabilities ...................................................                 5,603                      13,840
                                                                             --------------              --------------
   TOTAL LIABILITIES.................................................               319,621                   5,402,664
                                                                             --------------              --------------

NET ASSETS...........................................................        $   10,803,917              $   75,289,536
                                                                             ==============              ==============

NET ASSETS CONSIST OF:
Paid-in capital .....................................................        $   21,285,482              $   69,299,717
Par value ...........................................................                 7,533                      21,000
Accumulated net investment income (loss) ............................                13,780                  (1,279,077)
Accumulated net realized gain (loss) on investments and
   foreign currency transactions ....................................           (11,097,065)                 (3,657,571)
Net unrealized appreciation (depreciation) on investments and
   foreign currency translation .....................................               594,187                  10,905,467
                                                                             --------------              --------------
NET ASSETS ..........................................................        $   10,803,917              $   75,289,536
                                                                             ==============              ==============

NET ASSET VALUE, per share...........................................        $        14.34           $           35.85
                                                                             ==============              ==============

Number of shares outstanding
(unlimited number of shares authorized, par value $0.01 per share) ..               753,334                   2,100,002
                                                                             ==============              ==============
Investments at cost..................................................        $   10,358,780              $   64,280,437
                                                                             ==============              ==============
Foreign currency at cost ............................................        $          950              $        2,397
                                                                             ==============              ==============


Page 48             See Notes to Financial Statements

                                                                          FIRST TRUST                     FIRST TRUST
          FIRST TRUST                     FIRST TRUST                      ISE GLOBAL                   NASDAQ(R) CLEAN
        DOW JONES GLOBAL                   ISE GLOBAL                     ENGINEERING                  EDGE(R) SMART GRID
        SELECT DIVIDEND                   WIND ENERGY                   AND CONSTRUCTION                 INFRASTRUCTURE
           INDEX FUND                      INDEX FUND                      INDEX FUND                      INDEX FUND
    ------------------------        ------------------------        ------------------------        ------------------------

         $  112,070,477                  $   68,829,447                  $   63,288,313                  $   29,901,959
                     --                              --                          70,471                           9,771
                 65,863                              --                          23,118                              --

              8,614,839                       7,646,726                       4,835,995                              --
                     --                              --                              --                              --
                 14,507                          60,562                          24,178                           9,347
                288,959                         220,419                         118,563                          26,647
                     --                              --                              --                              --
                     --                              --                              --                              --
                 23,797                          15,487                          14,772                           1,487
         --------------                  --------------                  --------------                  --------------
            121,078,442                      76,772,641                      68,375,410                      29,949,211
         --------------                  --------------                  --------------                  --------------


                389,468                         158,756                              --                             101

              8,617,028                       7,630,560                       4,817,276                              --
                 19,536                          18,411                          18,411                          16,091
                 15,461                          12,501                          11,418                           7,684
                     --                          13,201                          10,210                           6,375
                 29,944                          11,594                          17,161                          10,085
                 14,087                          16,860                          10,274                          14,914
         --------------                  --------------                  --------------                  --------------
              9,085,524                       7,861,883                       4,884,750                          55,250
         --------------                  --------------                  --------------                  --------------

         $  111,992,918                  $   68,910,758                  $   63,490,660                  $   29,893,961
         ==============                  ==============                  ==============                  ==============

         $  106,479,877                  $  126,197,691                  $   52,856,876                  $   26,367,696
                 45,500                          58,500                          13,000                           8,500
                (35,846)                       (482,219)                         69,678                          18,210

             (1,659,481)                    (36,132,146)                        884,210                       (114,829)

              7,162,868                     (20,731,068)                      9,666,896                       3,614,384
         --------------                  --------------                  --------------                  --------------
         $  111,992,918                  $   68,910,758                  $   63,490,660                  $   29,893,961
         ==============                  ==============                  ==============                  ==============

         $        24.61                  $        11.78                  $        48.84                  $        35.17
         ==============                  ==============                  ==============                  ==============


              4,550,002                       5,850,002                       1,300,002                         850,002
         ==============                  ==============                  ==============                  ==============
         $  104,910,079                  $   89,564,250                  $   53,623,092                  $   26,288,255
         ==============                  ==============                  ==============                  ==============
         $       65,492                  $           --                  $       23,125                  $           --
         ==============                  ==============                  ==============                  ==============


                    See Notes to Financial Statements                    Page 49

FIRST TRUST EXCHANGE-TRADED FUND II

MARCH 31, 2011 (UNAUDITED)


                                                                              FIRST TRUST                 FIRST TRUST
                                                                               ISE GLOBAL                  ISE GLOBAL
                                                                                 COPPER                     PLATINUM
                                                                               INDEX FUND                  INDEX FUND
                                                                        ------------------------    ------------------------
ASSETS:
Investments at value ................................................        $  437,358,549              $   35,936,081
Cash.................................................................                    --                          --
Foreign currency at value ...........................................                15,386                          --
Receivables:
   Capital shares sold ..............................................            45,099,685                   3,235,966
   Investment securities sold........................................               613,685                     382,575
   Reclaims .........................................................                    --                          --
   Dividends ........................................................                    --                          --
   From investment advisor ..........................................                    --                          --
   Interest .........................................................                    --                          --
Other assets ........................................................                    --                          --
                                                                             --------------              --------------
   Total Assets .....................................................           483,087,305                  39,554,622
                                                                             --------------              --------------

LIABILITIES:
Due to Custodian ....................................................               426,378                      99,761
Payables:
   Investment securities purchased ..................................            45,217,823                   3,521,046
   Audit and tax fees ...............................................                    --                          --
   Printing fees ....................................................                    --                          --
   Licensing fees ...................................................                    --                          --
   Investment advisory fees .........................................               108,842                      19,359
Other liabilities ...................................................                    --                          --
                                                                             --------------              --------------
   Total Liabilities ................................................            45,753,043                   3,640,166
                                                                             --------------              --------------

NET ASSETS ..........................................................        $  437,334,262              $   35,914,456
                                                                             ==============              ==============

NET ASSETS consist of:
Paid-in capital .....................................................        $  419,756,957              $   35,397,765
Par value ...........................................................               101,000                      11,000
Accumulated net investment income (loss) ............................              (472,054)                    (48,624)
Accumulated net realized gain (loss) on investments and
   foreign currency transactions ....................................             1,092,344                    (835,659)
Net unrealized appreciation (depreciation) on investments and
   foreign currency translation......................................            16,856,015                   1,389,974
                                                                             --------------              --------------
NET ASSETS ..........................................................        $  437,334,262              $   35,914,456
                                                                             ==============              ==============

NET ASSET VALUE, per share ..........................................        $        43.30              $        32.65
                                                                             ==============              ==============

Number of shares outstanding
(unlimited number of shares authorized, par value $0.01 per share) ..            10,100,002                   1,100,002
                                                                             ==============              ==============
Investments at cost .................................................        $  420,502,541              $   34,546,091
                                                                             ==============              ==============
Foreign currency at cost ............................................        $       15,379              $           --
                                                                             ==============              ==============


Page 50             See Notes to Financial Statements

                                          FIRST TRUST
          FIRST TRUST                      NASDAQ CEA
              BICK                         SMARTPHONE
           INDEX FUND                      INDEX FUND
    ------------------------        ------------------------

         $  196,173,843                  $   14,085,370
                     --                          59,031
                     --                           4,904

                     --                              --
                     --                              --
                     --                              --
                467,700                           8,740
                     --                              --
                     --                              --
                     --                              --
         --------------                  --------------
            196,641,543                      14,158,045
         --------------                  --------------


                259,799                              --

                     --                              --
                     --                              --
                     --                              --
                     --                              --
                102,943                           8,035
                     --                              --
         --------------                  --------------
                362,742                           8,035
         --------------                  --------------

         $  196,278,801                  $   14,150,010
         ==============                  ==============


         $  187,374,100                  $   14,819,747
                 58,500                           5,000
                221,696                           1,459

             (2,138,511)                       (145,732)

             10,763,016                        (530,464)
         --------------                  --------------
         $  196,278,801                  $   14,150,010
         ==============                  ==============

         $        33.55                  $        28.30
         ==============                  ==============


              5,850,002                         500,002
         ==============                  ==============
         $  185,418,860                  $   14,615,781
         ==============                  ==============
         $           --                  $        4,891
         ==============                  ==============


                    See Notes to Financial Statements                    Page 51

FIRST TRUST EXCHANGE-TRADED FUND II
STATEMENTS OF OPERATIONS


                                                                                                          FIRST TRUST
                                                                              FIRST TRUST               FTSE EPRA/NAREIT
                                                                           STOXX(R) EUROPEAN           DEVELOPED MARKETS
                                                                            SELECT DIVIDEND               REAL ESTATE
                                                                               INDEX FUND                  INDEX FUND
                                                                        ------------------------    ------------------------
                                                                                For the                     For the
                                                                            Six Months Ended            Six Months Ended
                                                                             March 31, 2011              March 31, 2011
                                                                              (Unaudited)                 (Unaudited)
                                                                        ------------------------    ------------------------
INVESTMENT INCOME:
Dividends ...........................................................        $      154,461              $      914,225
Foreign tax withholding .............................................                (4,714)                    (36,441)
Interest ............................................................                    --                          16
                                                                             --------------              --------------
   Total investment income ..........................................               149,747                     877,800
                                                                             --------------              --------------

EXPENSES:
Licensing fees ......................................................                37,397                      35,109
Investment advisory fees ............................................                19,058                     117,031
Listing fees ........................................................                16,769                      14,269
Audit and tax fees ..................................................                13,033                      14,903
Accounting and administration fees ..................................                 4,427                      25,170
Printing fees .......................................................                 2,726                      12,856
Legal fees ..........................................................                   767                       2,691
Custodian fees ......................................................                   761                      14,779
Trustees' fees and expenses .........................................                   422                       2,723
Transfer agent fees .................................................                   238                       1,463
Registration and filing fees ........................................                   112                         454
Other expenses ......................................................                 2,439                       8,687
                                                                             --------------              --------------
   Total expenses ...................................................                98,149                     250,135
   Less fees waived and expenses reimbursed by the investment advisor               (69,563)                    (74,588)
                                                                             --------------              --------------
   Net expenses .....................................................                28,586                     175,547
                                                                             --------------              --------------

NET INVESTMENT INCOME (LOSS) ........................................               121,161                     702,253
                                                                             --------------              --------------

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments ......................................................                65,336                    (329,432)
   In-kind redemptions ..............................................                    --                          --
   Foreign currency transactions ....................................                  (952)                        (15)
                                                                             --------------              --------------
Net realized gain (loss) ............................................                64,384                    (329,447)
                                                                             --------------              --------------
Net change in unrealized appreciation (depreciation) on: ............
   Investments ......................................................               679,195                   4,405,078
   Foreign currency translations ....................................                 3,099                        (820)
                                                                             --------------              --------------
Net change in unrealized appreciation (depreciation) ................               682,294                   4,404,258
                                                                             --------------              --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) .............................               746,678                   4,074,811
                                                                             --------------              --------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS ..................................................        $      867,839              $    4,777,064
                                                                             ==============              ==============


Page 52             See Notes to Financial Statements

                                                                          FIRST TRUST                     FIRST TRUST
          FIRST TRUST                     FIRST TRUST                      ISE GLOBAL                   NASDAQ(R) CLEAN
        DOW JONES GLOBAL                   ISE GLOBAL                     ENGINEERING                  EDGE(R) SMART GRID
        SELECT DIVIDEND                   WIND ENERGY                   AND CONSTRUCTION                 INFRASTRUCTURE
           INDEX FUND                      INDEX FUND                      INDEX FUND                      INDEX FUND
    ------------------------        ------------------------        ------------------------        ------------------------
            For the                         For the                         For the                         For the
        Six Months Ended                Six Months Ended                Six Months Ended                Six Months Ended
         March 31, 2011                  March 31, 2011                  March 31, 2011                  March 31, 2011
          (Unaudited)                     (Unaudited)                     (Unaudited)                     (Unaudited)
    ------------------------        ------------------------        ------------------------        ------------------------

         $    1,255,705                  $      283,701                  $      231,106                  $      133,935
                (60,915)                        (21,103)                        (11,647)                         (9,334)
                     10                              --                              --                              --
         --------------                  --------------                  --------------                  --------------
              1,194,800                         262,598                         219,459                         124,601
         --------------                  --------------                  --------------                  --------------


                 12,465                          26,666                          18,892                          13,679
                125,246                         106,663                          75,568                          60,795
                 14,269                           9,607                           9,607                          14,733
                 14,903                          14,529                          14,529                          12,782
                 22,759                          16,699                          13,405                           8,760
                 11,898                           8,713                           8,314                           3,818
                  4,592                               4                           3,226                           1,167
                  8,970                          14,415                           8,434                          10,491
                  2,586                           2,732                           1,793                           1,607
                  1,566                           1,333                             945                             760
                  1,533                              --                             232                             245
                  5,842                           4,740                           4,177                           2,767
         --------------                  --------------                  --------------                  --------------
                226,629                         206,101                         159,122                         131,604
                (38,760)                        (46,107)                        (26,877)                        (25,213)
         --------------                  --------------                  --------------                  --------------
                187,869                         159,994                         132,245                         106,391
         --------------                  --------------                  --------------                  --------------

              1,006,931                         102,604                          87,214                          18,210
         --------------                  --------------                  --------------                  --------------



             (2,002,622)                     (3,705,143)                       (562,794)                        (85,758)
              2,534,670                      (1,680,681)                      2,240,754                       1,245,960
                  6,830                            (591)                           (715)                            (41)
         --------------                  --------------                  --------------                  --------------
                538,878                      (5,386,415)                      1,677,245                       1,160,161
         --------------                  --------------                  --------------                  --------------

              5,039,394                      12,899,201                       6,463,566                       3,219,640
                   (862)                          1,812                             356                             177
         --------------                  --------------                  --------------                  --------------
              5,038,532                      12,901,013                       6,463,922                       3,219,817
         --------------                  --------------                  --------------                  --------------
              5,577,410                       7,514,598                       8,141,167                       4,379,978
         --------------                  --------------                  --------------                  --------------


         $    6,584,341                  $    7,617,202                  $    8,228,381                  $    4,398,188
         ==============                  ==============                  ==============                  ==============


                    See Notes to Financial Statements                    Page 53

FIRST TRUST EXCHANGE-TRADED FUND II
STATEMENTS OF OPERATIONS (CONTINUED)




                                                                              FIRST TRUST                 FIRST TRUST
                                                                               ISE GLOBAL                  ISE GLOBAL
                                                                                 COPPER                     PLATINUM
                                                                               INDEX FUND                  INDEX FUND
                                                                        ------------------------    ------------------------
                                                                                For the                     For the
                                                                            Six Months Ended            Six Months Ended
                                                                             March 31, 2011              March 31, 2011
                                                                              (Unaudited)                 (Unaudited)
                                                                        ------------------------    ------------------------
INVESTMENT INCOME:
Dividends ...........................................................        $      421,813              $       77,326
Foreign tax withholding .............................................                (5,214)                         --
Interest ............................................................                    --                          --
                                                                             --------------              --------------
   Total investment income ..........................................               416,599                      77,326
                                                                             --------------              --------------

EXPENSES:
Licensing fees ......................................................                    --                          --
Investment advisory fees ............................................               326,346 (b)                  92,902 (b)
Listing fees ........................................................                    --                          --
Audit and tax fees ..................................................                    --                          --
Accounting and administration fees ..................................                    --                          --
Printing fees .......................................................                    --                          --
Legal fees ..........................................................                    --                          --
Custodian fees ......................................................                    --                          --
Trustees' fees and expenses .........................................                    --                          --
Transfer agent fees .................................................                    --                          --
Registration and filing fees ........................................                    --                          --
Other expenses ......................................................                    --                          --
                                                                             --------------              --------------
   Total expenses ...................................................               326,346                      92,902
   Less fees waived and expenses reimbursed by the investment advisor                    --                          --
                                                                             --------------              --------------
   Net expenses .....................................................               326,346                      92,902
                                                                             --------------              --------------

NET INVESTMENT INCOME (LOSS)                                                         90,253                     (15,576)
                                                                             --------------              --------------

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments ......................................................            (1,310,721)                   (907,688)
   In-kind redemptions ..............................................             2,638,936                     470,257
   Foreign currency transactions ....................................                   648                         (36)
                                                                             --------------              --------------
Net realized gain (loss) ............................................             1,328,863                    (437,467)
                                                                             --------------              --------------
Net change in unrealized appreciation (depreciation) on:
   Investments ......................................................            15,275,340                   1,604,293
   Foreign currency translations ....................................                   (15)                        (14)
                                                                             --------------              --------------
Net change in unrealized appreciation (depreciation) ................            15,275,325                   1,604,279
                                                                             --------------              --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) .............................            16,604,188                   1,166,812
                                                                             --------------              --------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS ..................................................        $   16,694,441              $    1,151,236
                                                                             ==============              ==============

(a)   Inception date.

(b) Fund is subject to a unitary fee (see Note 3 in Notes to Financial Statements).


Page 54             See Notes to Financial Statements

                                          FIRST TRUST
          FIRST TRUST                      NASDAQ CEA
              BICK                         SMARTPHONE
           INDEX FUND                      INDEX FUND
    ------------------------        ------------------------
                                         For the Period
            For the                  February 17, 2011 (a)
        Six Months Ended                    through
         March 31, 2011                  March 31, 2011
          (Unaudited)                     (Unaudited)
    ------------------------        ------------------------

         $    1,114,838                  $       11,068
                (84,859)                           (587)
                     --                              --
         --------------                  --------------
              1,029,979                          10,481
         --------------                  --------------


                     --                              --
                587,138 (b)                       9,022 (b)
                     --                              --
                     --                              --
                     --                              --
                     --                              --
                     --                              --
                     --                              --
                     --                              --
                     --                              --
                     --                              --
                     --                              --
         --------------                  --------------
                587,138                           9,022
                     --                              --
         --------------                  --------------
                587,138                           9,022
         --------------                  --------------

                442,841                           1,459
         --------------                  --------------



             (3,014,849)                       (145,672)
                981,304                              --
                  5,901                             (60)
         --------------                  --------------
             (2,027,644)                       (145,732)
         --------------                  --------------

              9,273,640                        (530,411)
                  7,940                             (53)
         --------------                  --------------
              9,281,580                        (530,464)
         --------------                  --------------
              7,253,936                        (676,196)
         --------------                  --------------


         $    7,696,777                  $     (674,737)
         ==============                  ==============


                    See Notes to Financial Statements                    Page 55

FIRST TRUST EXCHANGE-TRADED FUND II
STATEMENTS OF CHANGES IN NET ASSETS


                                                                                                      FIRST TRUST
                                                                                                   STOXX(R) EUROPEAN
                                                                                                    SELECT DIVIDEND
                                                                                                       INDEX FUND
                                                                                        ----------------------------------------
                                                                                             For the
                                                                                         Six Months Ended           For the
                                                                                          March 31, 2011          Year Ended
                                                                                           (Unaudited)        September 30, 2010
                                                                                        ------------------    ------------------

OPERATIONS:
   Net investment income (loss) ..................................................        $      121,161        $      301,259
   Net realized gain (loss) ......................................................                64,384             1,002,212
   Net change in unrealized appreciation (depreciation) ..........................               682,294            (1,480,101)
                                                                                          --------------        --------------
   Net increase (decrease) in net assets resulting from operations ...............               867,839              (176,630)
                                                                                          --------------        --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income .........................................................              (105,739)             (297,865)
   Net realized gain..............................................................                    --                    --
   Return of capital..............................................................                    --                    --
                                                                                          --------------        --------------
   Total distributions to shareholders ...........................................              (105,739)             (297,865)
                                                                                          --------------        --------------

SHAREHOLDER TRANSACTIONS:
   Proceeds from shares sold .....................................................             3,453,274             4,114,864
   Cost of shares redeemed .......................................................                    --           (5,381,800)
                                                                                          --------------        --------------
   Net increase (decrease) in net assets resulting from shareholder
      transactions................................................................             3,453,274            (1,266,936)
                                                                                          --------------        --------------

   Total increase (decrease) in net assets .......................................             4,215,374            (1,741,431)

NET ASSETS:
   Beginning of period............................................................             6,588,543             8,329,974
                                                                                          --------------        --------------

   End of period .................................................................        $   10,803,917        $    6,588,543
                                                                                          ==============        ==============

   Accumulated net investment income (loss) at end of period .....................        $       13,780        $       (1,642)
                                                                                          ==============        ==============



CHANGES IN SHARES OUTSTANDING:
   Shares outstanding, beginning of period .......................................               503,334               603,334
   Shares sold....................................................................               250,000               300,000
   Shares redeemed ...............................................................                    --              (400,000)
                                                                                          --------------        --------------
   Shares outstanding, end of period .............................................               753,334               503,334
                                                                                          ==============        ==============


Page 56             See Notes to Financial Statements

              FIRST TRUST                                 FIRST TRUST                                 FIRST TRUST
            FTSE EPRA/NAREIT                               DOW JONES                                      ISE
     DEVELOPED MARKETS REAL ESTATE                   GLOBAL SELECT DIVIDEND                        GLOBAL WIND ENERGY
               INDEX FUND                                  INDEX FUND                                  INDEX FUND
----------------------------------------    ----------------------------------------    ----------------------------------------
     For the                                     For the                                     For the
 Six Months Ended           For the          Six Months Ended          For the           Six Months Ended          For the
  March 31, 2011          Year Ended          March 31, 2011          Year Ended          March 31, 2011          Year Ended
   (Unaudited)        September 30, 2010       (Unaudited)        September 30, 2010       (Unaudited)        September 30, 2010
------------------    ------------------    ------------------    ------------------    ------------------    ------------------


  $      702,253        $      853,894        $    1,006,931        $    1,392,793        $      102,604        $      601,395
        (329,447)           (1,433,480)              538,878             3,013,572            (5,386,415)          (12,592,626)
       4,404,258             6,454,801             5,038,532            (1,624,297)           12,901,013           (20,171,205)
  --------------        --------------        --------------        --------------        --------------        --------------
       4,777,064             5,875,215             6,584,341             2,782,068             7,617,202           (32,162,436)
  --------------        --------------        --------------        --------------        --------------        --------------


      (1,565,762)           (1,357,853)           (1,106,961)           (1,487,682)                   --            (2,090,442)
              --                    --                    --                    --                    --                    --
              --                    --                    --                    --                    --               (50,059)
  --------------        --------------        --------------        --------------        --------------        --------------
      (1,565,762)           (1,357,853)           (1,106,961)           (1,487,682)                   --            (2,140,501)
  --------------        --------------        --------------        --------------        --------------        --------------


      26,385,646            25,937,080            81,122,156            34,335,550             9,365,244            10,810,160
              --                    --           (11,614,121)          (27,411,967)           (2,576,497)          (22,852,132)
  --------------        --------------        --------------        --------------        --------------        --------------

      26,385,646            25,937,080            69,508,035             6,923,583             6,788,747           (12,041,972)
  --------------        --------------        --------------        --------------        --------------        --------------

      29,596,948            30,454,442            74,985,415             8,217,969            14,405,949           (46,344,909)


      45,692,588            15,238,146            37,007,503            28,789,534            54,504,809           100,849,718
  --------------        --------------        --------------        --------------        --------------        --------------

  $   75,289,536        $   45,692,588        $  111,992,918        $   37,007,503        $   68,910,758        $   54,504,809
  ==============        ==============        ==============        ==============        ==============        ==============

  $   (1,279,077)       $     (415,568)       $      (35,846)       $      (64,184)       $     (482,219)       $     (584,823)
  ==============        ==============        ==============        ==============        ==============        ==============




       1,350,002               500,002             1,650,002             1,350,002             5,300,002             6,200,002
         750,000               850,000             3,400,000             1,600,000               800,000               750,000
              --                    --              (500,000)           (1,300,000)             (250,000)           (1,650,000)
  --------------        --------------        --------------        --------------        --------------        --------------
       2,100,002             1,350,002             4,550,002             1,650,002             5,850,002             5,300,002
  ==============        ==============        ==============        ==============        ==============        ==============


                    See Notes to Financial Statements                    Page 57

FIRST TRUST EXCHANGE-TRADED FUND II
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)


                                                                                                      FIRST TRUST
                                                                                                       ISE GLOBAL
                                                                                              ENGINEERING AND CONSTRUCTION
                                                                                                       INDEX FUND
                                                                                        ----------------------------------------
                                                                                             For the
                                                                                         Six Months Ended          For the
                                                                                          March 31, 2011          Year Ended
                                                                                           (Unaudited)        September 30, 2010
                                                                                        ------------------    ------------------

OPERATIONS:
   Net investment income (loss) ..................................................        $       87,214        $      458,166
   Net realized gain (loss) ......................................................             1,677,245             2,170,890
   Net change in unrealized appreciation (depreciation) ..........................             6,463,922            (3,545,220)
                                                                                          --------------        --------------
   Net increase (decrease) in net assets resulting from operations ...............             8,228,381              (916,164)
                                                                                          --------------        --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income .........................................................              (114,750)             (427,401)
   Net realized gain .............................................................                    --                    --
   Return of capital .............................................................                    --                    --
                                                                                          --------------        --------------
   Total distributions to shareholders                                                          (114,750)             (427,401)
                                                                                          --------------        --------------

SHAREHOLDER TRANSACTIONS:
   Proceeds from shares sold .....................................................            28,114,268             9,983,909
   Cost of shares redeemed .......................................................            (4,381,727)          (12,780,107)
                                                                                          --------------        --------------
   Net increase (decrease) in net assets resulting from shareholder
      transactions................................................................            23,732,541            (2,796,198)
                                                                                          --------------        --------------

   Total increase (decrease) in net assets .......................................            31,846,172            (4,139,763)

NET ASSETS:
   Beginning of period ...........................................................            31,644,488            35,784,251
                                                                                          --------------        --------------

   End of period .................................................................        $   63,490,660        $   31,644,488
                                                                                          ==============        ==============

   Accumulated net investment income (loss) at end of period .....................        $       69,678        $       97,214
                                                                                          ==============        ==============



CHANGES IN SHARES OUTSTANDING:
   Shares outstanding, beginning of period .......................................               800,002               900,002
   Shares sold....................................................................               600,000               250,000
   Shares redeemed ...............................................................              (100,000)             (350,000)
                                                                                          --------------        --------------
   Shares outstanding, end of period .............................................             1,300,002               800,002
                                                                                          ==============        ==============



(a)   Inception date.


Page 58             See Notes to Financial Statements

              FIRST TRUST                                 FIRST TRUST                                 FIRST TRUST
        NASDAQ(R) CLEAN EDGE(R)                            ISE GLOBAL                                  ISE GLOBAL
       SMART GRID INFRASTRUCTURE                             COPPER                                     PLATINUM
               INDEX FUND                                  INDEX FUND                                  INDEX FUND
----------------------------------------    ----------------------------------------    ----------------------------------------
     For the            For the Period           For the            For the Period           For the            For the Period
 Six Months Ended   November, 16, 2009 (a)   Six Months Ended     March, 11, 2010 (a)   Six Months Ended      March, 11, 2010 (a)
  March 31, 2011           through            March 31, 2011            through          March 31, 2011             through
   (Unaudited)        September 30, 2010       (Unaudited)        September 30, 2010       (Unaudited)        September 30, 2010
------------------    ------------------    ------------------    ------------------    ------------------    ------------------


  $       18,210        $      113,157        $       90,253        $       17,661        $      (15,576)       $       22,023
       1,160,161              (775,109)            1,328,863               (18,184)             (437,492)             (397,438)
       3,219,817               394,567            15,275,325             1,580,690             1,604,304              (214,305)
  --------------        --------------        --------------        --------------        --------------        --------------
       4,398,188              (267,385)           16,694,441             1,580,167             1,151,236              (589,720)
  --------------        --------------        --------------        --------------        --------------        --------------


              --               111,073              (568,231)              (11,640)              (36,900)              (18,925)
              --                    --                    --                    --                    --                    --
              --                (7,907)                   --                    --                    --                    --
  --------------        --------------        --------------        --------------        --------------        --------------
              --              (118,980)             (568,231)              (11,640)              (36,900)              (18,925)
  --------------        --------------        --------------        --------------        --------------        --------------


       1,582,877            36,778,649           404,124,443            25,139,240            29,072,698             7,930,484
      (7,934,735)           (4,544,653)           (8,071,930)           (1,552,228)           (1,594,417)                   --
  --------------        --------------        --------------        --------------        --------------        --------------

      (6,351,858)           32,233,996           396,052,513            23,587,012            27,478,281             7,930,484
  --------------        --------------        --------------        --------------        --------------        --------------

      (1,953,670)           31,847,631           412,178,723            25,155,539            28,592,617             7,321,839


      31,847,631                    --            25,155,539                    --             7,321,839                    --
  --------------        --------------        --------------        --------------        --------------        --------------

  $   29,893,961        $   31,847,631        $  437,334,262        $   25,155,539        $   35,914,456        $    7,321,839
  ==============        ==============        ==============        ==============        ==============        ==============

  $       18,210        $           --        $     (472,054)       $        5,924        $      (48,624)       $        3,852
  ==============        ==============        ==============        ==============        ==============        ==============




       1,050,002                    --               750,002                    --               250,002                    --
          50,000             1,200,002             9,550,000               800,002               900,000               250,002
        (250,000)             (150,000)             (200,000)              (50,000)              (50,000)                   --
  --------------        --------------        --------------        --------------        --------------        --------------
         850,002             1,050,002            10,100,002               750,002             1,100,002               250,002
  ==============        ==============        ==============        ==============        ==============        ==============


                    See Notes to Financial Statements                    Page 59

FIRST TRUST EXCHANGE-TRADED FUND II
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)


                                                                                                      FIRST TRUST
                                                                                                          BICK
                                                                                                       INDEX FUND
                                                                                        ----------------------------------------
                                                                                             For the            For the Period
                                                                                         Six Months Ended     April 12, 2010 (a)
                                                                                          March 31, 2011           through
                                                                                           (Unaudited)        September 30, 2010
                                                                                        ------------------    ------------------

OPERATIONS:
   Net investment income (loss) ..................................................        $      442,841        $       96,212
   Net realized gain (loss) ......................................................            (2,027,644)              (12,203)
   Net change in unrealized appreciation (depreciation) ..........................             9,281,580             1,481,436
                                                                                          --------------        --------------
   Net increase (decrease) in net assets resulting from operations ...............             7,696,777             1,565,445
                                                                                          --------------        --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income .........................................................              (257,400)              (27,090)
   Net realized gain .............................................................                     --                   --
   Return of capital .............................................................                     --                   --
                                                                                          --------------        --------------
   Total distributions to shareholders ...........................................              (257,400)              (27,090)
                                                                                          --------------        --------------

SHAREHOLDER TRANSACTIONS:
   Proceeds from shares sold .....................................................           178,328,746            28,018,739
   Cost of shares redeemed........................................................           (17,532,030)           (1,514,386)
                                                                                          --------------        --------------
   Net increase (decrease) in net assets resulting from shareholder
      transactions................................................................           160,796,716            26,504,353
                                                                                          --------------        --------------

   Total increase (decrease) in net assets .......................................           168,236,093            28,042,708

NET ASSETS:
   Beginning of period ...........................................................            28,042,708                    --
                                                                                          --------------        --------------

   End of period .................................................................        $  196,278,801        $   28,042,708
                                                                                          ==============        ==============

   Accumulated net investment income (loss) at end of period .....................        $      221,696        $       36,255
                                                                                          ==============        ==============



CHANGES IN SHARES OUTSTANDING:
   Shares outstanding, beginning of period .......................................               900,002                    --
   Shares sold ...................................................................             5,500,000               950,002
   Shares redeemed ...............................................................              (550,000)              (50,000)
                                                                                          --------------        --------------
   Shares outstanding, end of period .............................................             5,850,002               900,002
                                                                                          ==============        ==============



(a)   Inception date.


Page 60             See Notes to Financial Statements

     FIRST TRUST
        NASDAQ
    CEA SMARTPHONE
      INDEX FUND
----------------------
    For the Period
February 17, 2011 (a)
       through
    March 31, 2011
     (Unaudited)
    --------------

    $        1,459
          (145,732)
          (530,464)
    --------------
          (674,737)
    --------------


                --
                --
                --
    --------------
                --
    --------------


        14,828,180
            (3,433)
    --------------

        14,824,747
    --------------

        14,150,010


                --
    --------------

    $   14,150,010
    ==============

$            1,459
    ==============




                --
           500,002
                --
    --------------
           500,002
    ==============


                    See Notes to Financial Statements                    Page 61

FIRST TRUST EXCHANGE-TRADED FUND II
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


FIRST TRUST STOXX(R) EUROPEAN SELECT DIVIDEND INDEX FUND

                                                                                                                         FOR THE
                                                    FOR THE                                                              PERIOD
                                                   SIX MONTHS        FOR THE          FOR THE          FOR THE         AUGUST 27,
                                                     ENDED             YEAR             YEAR             YEAR           2007 (a)
                                                 MARCH 31, 2011       ENDED            ENDED            ENDED           THROUGH
                                                      2011         SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,
                                                  (UNAUDITED)          2010             2009             2008             2007
                                                 --------------   --------------   --------------   --------------   --------------
Net asset value, beginning of period                $  13.09         $  13.81         $  15.62         $  30.97         $  30.00
                                                    --------         --------         --------         --------         --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                            0.17             0.56             0.61             1.26             0.03 (b)
Net realized and unrealized gain (loss)                 1.23            (0.73)           (1.83)          (15.32)            0.94
                                                    --------         --------         --------         --------         --------
Total from investment operations                        1.40            (0.17)           (1.22)          (14.06)            0.97

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                  (0.15)           (0.55)           (0.59)           (1.29)              --
                                                    --------         --------         --------         --------         --------
Net asset value, end of period                      $  14.34         $  13.09         $  13.81         $  15.62         $  30.97
                                                    ========         ========         ========         ========         ========
TOTAL RETURN (c)                                       0.69%          (0.95)%          (6.83)%         (46.12)%            3.23%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                $ 10,804         $  6,589         $  8,330         $ 12,545         $  3,200
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets          2.06% (d)        2.35%            3.48%            1.95%           19.64% (d)
Ratio of net expenses to average net assets            0.60% (d)        0.60%            0.60%            0.60%            0.60% (d)
Ratio of net investment income (loss) to average
     net assets                                        2.54% (d)        3.98%            5.30%            6.43%            1.18% (d)
Portfolio turnover rate (e)                              26%              54%              82%              80%               0%

FIRST TRUST FTSE EPRA/NAREIT DEVELOPED MARKETS REAL ESTATE INDEX FUND

                                                                                                                         FOR THE
                                                    FOR THE                                                              PERIOD
                                                   SIX MONTHS        FOR THE          FOR THE          FOR THE         AUGUST 27,
                                                     ENDED             YEAR             YEAR             YEAR           2007 (a)
                                                 MARCH 31, 2011       ENDED            ENDED            ENDED           THROUGH
                                                      2011         SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,
                                                  (UNAUDITED)          2010             2009             2008             2007
                                                 --------------   --------------   --------------   --------------   --------------
Net asset value, beginning of period                $  33.85         $  30.48         $  36.24         $  53.43         $  50.00
                                                    --------         --------         --------         --------         --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                            0.68             1.24             0.90             1.25             0.14 (b)
Net realized and unrealized gain (loss)                 2.30             3.84            (5.74)          (17.25)            3.29
                                                    --------         --------         --------         --------         --------
Total from investment operations                        2.98             5.08            (4.84)          (16.00)            3.43
                                                    --------         --------         --------         --------         --------

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                  (0.98)           (1.71)           (0.91)           (1.19)              --
Net realized gain                                         --               --            (0.01)              --               --
                                                    --------         --------         --------         --------         --------
Total distributions                                    (0.98)           (1.71)           (0.92)           (1.19)              --
                                                    --------         --------         --------         --------         --------

Net asset value, end of period                      $  35.85         $  33.85         $  30.48         $  36.24         $  53.43
                                                    ========         ========         ========         ========         ========

TOTAL RETURN (c)                                       8.88%           17.48%         (12.66)%         (30.35)%            6.86%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                $ 75,290         $ 45,693         $ 15,238         $  7,249         $  5,343
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets          0.85% (d)        1.10%            2.09%            2.68%           11.51% (d)
Ratio of net expenses to average net assets            0.60% (d)        0.60%            0.60%            0.60%            0.60% (d)
Ratio of net investment income (loss) to average
     net assets                                        2.40% (d)        2.81%            4.08%            3.07%            3.22% (d)
Portfolio turnover rate (e)                               6%              11%              19%               7%               1%


(a)   Inception date.

(b)   Per share amounts have been calculated using the average share method.

(c) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return calculated for a period of less than one year is not annualized. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(d)   Annualized.

(e) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 62             See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED FUND II
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


FIRST TRUST DOW JONES GLOBAL SELECT DIVIDEND INDEX FUND

                                                         FOR THE                                                  FOR THE PERIOD
                                                     SIX MONTHS ENDED       FOR THE             FOR THE        NOVEMBER 21, 2007 (a)
                                                      MARCH 31, 2011       YEAR ENDED          YEAR ENDED             THROUGH
                                                       (UNAUDITED)     SEPTEMBER 30, 2010  SEPTEMBER 30, 2009   SEPTEMBER 30, 2008
                                                     ----------------  ------------------  ------------------  ---------------------
Net asset value, beginning of period                     $  22.43           $  21.33            $  19.95             $  30.00
                                                         --------           --------            --------             --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                 0.31               0.94                0.70 (b)             1.38
Net realized and unrealized gain (loss)                      2.23               1.17                1.37               (10.10)
                                                         --------           --------            --------             --------
Total from investment operations                             2.54               2.11                2.07                (8.72)

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                       (0.36)             (1.01)              (0.69)               (1.33)
                                                         --------           --------            --------             --------
Net asset value, end of period                           $  24.61           $  22.43            $  21.33             $  19.95
                                                         ========           ========            ========             ========

TOTAL RETURN (c)                                           11.36%             10.33%              11.80%             (29.72)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                     $111,993           $ 37,008            $ 28,790             $  3,990
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets               0.72% (d)          0.97%               2.39%                4.79% (d)
Ratio of net expenses to average net assets                 0.60% (d)          0.60%               0.60%                0.60% (d)
Ratio of net investment income (loss) to average net
    assets                                                  3.22% (d)          4.37%               4.61%                6.33% (d)
Portfolio turnover rate (e)                                   24%                51%                 65%                  42%


FIRST TRUST ISE GLOBAL WIND ENERGY INDEX FUND
                                                          FOR THE                                                 FOR THE PERIOD
                                                     SIX MONTHS ENDED       FOR THE             FOR THE          JUNE 16, 2008 (a)
                                                      MARCH 31, 2011       YEAR ENDED          YEAR ENDED             THROUGH
                                                        (UNAUDITED)    SEPTEMBER 30, 2010  SEPTEMBER 30, 2009   SEPTEMBER 30, 2008
                                                     ----------------  ------------------  ------------------  ---------------------
Net asset value, beginning of period                     $  10.28           $  16.27            $  19.11             $  30.00
                                                         --------           --------            --------             --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                 0.03               0.08                0.14                 0.01
Net realized and unrealized gain (loss)                      1.47              (5.71)              (2.88)              (10.90)
                                                         --------           --------            --------             --------
Total from investment operations                             1.50              (5.63)              (2.74)              (10.89)
                                                         --------           --------            --------             --------

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                          --              (0.35)              (0.10)                  --
Return of capital                                              --              (0.01)                 --                   --
                                                         --------           --------            --------             --------
Total distributions                                            --              (0.36)              (0.10)                  --
                                                         --------           --------            --------             --------

Net asset value, end of period                           $  11.78           $  10.28            $  16.27             $  19.11
                                                         ========           ========            ========             ========

TOTAL RETURN (c)                                           14.59%           (35.10)%            (14.26)%             (36.30)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                     $ 68,911           $ 54,505            $100,850             $ 63,067
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets               0.77% (d)          0.81%               0.95%                0.98% (d)
Ratio of net expenses to average net assets                 0.60% (d)          0.60%               0.60%                0.60% (d)
Ratio of net investment income (loss) to average net
    assets                                                  0.38% (d)          0.80%               1.16%                0.24% (d)
Portfolio turnover rate (e)                                   11%                24%                 30%                  13%


(a)   Inception date.

(b)   Per share amounts have been calculated using the average share method.

(c) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return calculated for a period of less than one year is not annualized. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(d)   Annualized.

(e) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


                    See Notes to Financial Statements                    Page 63

FIRST TRUST EXCHANGE-TRADED FUND II
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


FIRST TRUST ISE GLOBAL ENGINEERING AND CONSTRUCTION INDEX FUND

                                                                            FOR THE                               FOR THE PERIOD
                                                                        SIX MONTHS ENDED        FOR THE        OCTOBER 13, 2008 (a)
                                                                         MARCH 31, 2011        YEAR ENDED             THROUGH
                                                                          (UNAUDITED)      SEPTEMBER 30, 2010   SEPTEMBER 30, 2009
                                                                       ------------------  ------------------  ---------------------
Net asset value, beginning of period                                        $  39.56            $  39.76             $  30.00
                                                                            --------            --------             --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                                    0.07                0.57                 0.42
Net realized and unrealized gain (loss)                                         9.35               (0.25)                9.68
                                                                            --------            --------             --------
Total from investment operations                                                9.42                0.32                10.10

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                                          (0.14)              (0.52)               (0.34)
                                                                            --------            --------             --------

Net asset value, end of period                                              $  48.84            $  39.56             $  39.76
                                                                            ========            ========             ========

TOTAL RETURN (b)                                                              23.83%               1.03%               33.84%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                                        $ 63,491           $  31,644             $ 35,784
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets                                  0.84% (c)           0.92%                1.16% (c)
Ratio of net expenses to average net assets                                    0.70% (c)           0.70%                0.70% (c)
Ratio of net investment income (loss) to average net assets                    0.46% (c)           1.33%                1.84% (c)
Portfolio turnover rate (d)                                                      10%                 26%                  19%


FIRST TRUST NASDAQ(R) CLEAN EDGE(R) SMART GRID INFRASTRUCTURE INDEX FUND

                                                                            FOR THE           FOR THE PERIOD
                                                                        SIX MONTHS ENDED   NOVEMBER 16, 2009 (a)
                                                                         MARCH 31, 2011           THROUGH
                                                                          (UNAUDITED)       SEPTEMBER 30, 2010
                                                                       ------------------   ------------------
Net asset value, beginning of period                                        $  30.33             $  30.00
                                                                            --------             --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                                    0.02                 0.11
Net realized and unrealized gain (loss)                                         4.82                 0.34
                                                                            --------             --------
Total from investment operations                                                4.84                 0.45
                                                                            --------             --------

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                                             --                (0.11)
Return of capital                                                                 --                (0.01)
                                                                            --------             --------
Total distributions                                                               --                (0.12)
                                                                            --------             --------

Net asset value, end of period                                              $  35.17             $  30.33
                                                                            ========             ========

TOTAL RETURN (b)                                                              15.96%                1.54%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                                        $ 29,894             $ 31,848
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets                                  0.87% (c)            0.99% (c)
Ratio of net expenses to average net assets                                    0.70% (c)            0.70% (c)
Ratio of net investment income (loss) to average net assets                    0.12% (c)            0.47% (c)
Portfolio turnover rate (d)                                                      13%                  50%


(a)   Inception date.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The return presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(c)   Annualized.

(d) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 64             See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED FUND II
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD


FIRST TRUST ISE GLOBAL COPPER INDEX FUND

                                                                            FOR THE           FOR THE PERIOD
                                                                        SIX MONTHS ENDED    MARCH 11, 2010 (a)
                                                                         MARCH 31, 2011          THROUGH
                                                                          (UNAUDITED)       SEPTEMBER 30, 2010
                                                                       ------------------   ------------------
Net asset value, beginning of period                                        $  33.54             $  30.00
                                                                            --------             --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                                    0.24                 0.07
Net realized and unrealized gain (loss)                                         9.81                 3.53
                                                                            --------             --------
Total from investment operations                                               10.05                 3.60
                                                                            --------             --------

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                                          (0.29)               (0.06)
                                                                            --------             --------

Net asset value, end of period                                              $  43.30             $  33.54
                                                                            ========             ========

TOTAL RETURN (b)                                                              29.97%               12.08%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                                        $437,334             $ 25,156
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets                                  0.70% (c)            0.70% (c)
Ratio of net expenses to average net assets                                    0.70% (c)            0.70% (c)
Ratio of net investment income (loss) to average net assets                    0.19% (c)            0.58% (c)
Portfolio turnover rate (d)                                                      13%                  22%


FIRST TRUST ISE GLOBAL PLATINUM INDEX FUND

                                                                            FOR THE           FOR THE PERIOD
                                                                        SIX MONTHS ENDED    MARCH 11, 2010 (a)
                                                                         MARCH 31, 2011          THROUGH
                                                                          (UNAUDITED)       SEPTEMBER 30, 2010
                                                                       ------------------   ------------------

Net asset value, beginning of period                                        $  29.29             $  30.00
                                                                            --------             --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                                   (0.02)                0.09
Net realized and unrealized gain (loss)                                         3.42                (0.72)
                                                                            --------             --------
Total from investment operations                                                3.40                (0.63)
                                                                            --------             --------

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                                          (0.04)               (0.08)
                                                                            --------             --------

Net asset value, end of period                                              $  32.65             $  29.29
                                                                            ========             ========

TOTAL RETURN (b)                                                              11.60%              (2.06)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                                        $ 35,914             $  7,322
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets                                  0.70% (c)            0.70% (c)
Ratio of net expenses to average net assets                                    0.70% (c)            0.70% (c)
Ratio of net investment income (loss) to average net assets                  (0.12%) (c)            0.66%
(c)
Portfolio turnover rate (d)                                                      23%                  29%


(a)   Inception date.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The return presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return calculated for a period of less than one year is not annualized.

(c)   Annualized.

(d) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


                    See Notes to Financial Statements                    Page 65

FIRST TRUST EXCHANGE-TRADED FUND II
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD


FIRST TRUST BICK INDEX FUND

                                                                            FOR THE           FOR THE PERIOD
                                                                       SIX MONTHS ENDED     APRIL 12, 2010 (a)
                                                                        MARCH 31, 2011           THROUGH
                                                                          (UNAUDITED)       SEPTEMBER 30, 2010
                                                                       ------------------   ------------------
Net asset value, beginning of period                                        $  31.16             $  30.00
                                                                            --------             --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                                    0.04                 0.15
Net realized and unrealized gain (loss)                                         2.39                 1.09
                                                                            --------             --------
Total from investment operations                                                2.43                 1.24
                                                                            --------             --------

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                                          (0.04)               (0.08)
                                                                            --------             --------

Net asset value, end of period                                              $  33.55             $  31.16
                                                                            ========             ========

TOTAL RETURN (b)                                                               7.81%                4.17%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                                        $196,279             $ 28,043
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets                                  0.64% (c)            0.70% (c)
Ratio of net expenses to average net assets                                    0.64% (c)            0.70% (c)
Ratio of net investment income (loss) to average net assets                    0.48% (c)            1.71% (c)
Portfolio turnover rate (d)                                                      35%                  32%


FIRST TRUST NASDAQ CEA SMARTPHONE INDEX FUND

                                                                                              FOR THE PERIOD
                                                                                           FEBRUARY 17, 2011 (a)
                                                                                                  THROUGH
                                                                                              MARCH 31, 2011
                                                                                            ------------------

Net asset value, beginning of period                                                             $  30.00
                                                                                                 --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                                                         0.00 (e)
Net realized and unrealized gain (loss)                                                             (1.70)
                                                                                                 --------
Total from investment operations                                                                    (1.70)
                                                                                                 --------
Net asset value, end of period                                                                   $  28.30
                                                                                                 ========

TOTAL RETURN (b)                                                                                  (5.67)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                                                             $ 14,150
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets                                                       0.70% (c)
Ratio of net expenses to average net assets                                                         0.70% (c)
Ratio of net investment income (loss) to average net assets                                         0.11% (c)
Portfolio turnover rate (d)                                                                          12%


(a)   Inception date.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return calculated for a period of less than one year is not annualized.

(c)   Annualized.

(d) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions. (e) Amount represents less than $0.01 per share.


Page 66             See Notes to Financial Statements

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND II
                           MARCH 31, 2011 (UNAUDITED)


                                1. ORGANIZATION

First Trust Exchange-Traded Fund II (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on July 6, 2006, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of ten funds:

    First Trust STOXX(R) European Select Dividend Index Fund - (NYSE Arca ticker "FDD")
    First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund - (NYSE Arca ticker "FFR")
    First Trust Dow Jones Global Select Dividend Index Fund - (NYSE Arca ticker "FGD")
    First Trust ISE Global Wind Energy Index Fund - (NYSE Arca ticker "FAN")
    First Trust ISE Global Engineering and Construction Index Fund - (NYSE Arca ticker "FLM")
    First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund - (NASDAQ ticker "GRID")
    First Trust ISE Global Copper Index Fund - (NASDAQ ticker "CU")
    First Trust ISE Global Platinum Index Fund - (NASDAQ ticker "PLTM")
    First Trust BICK Index Fund - (NASDAQ ticker "BICK")
    First Trust NASDAQ CEA Smartphone Index Fund - (NASDAQ ticker "FONE")

Subsequent to March 31, 2011, the date of this semi-annual report, the First Trust NASDAQ Global Auto Index Fund, an additional series of the Trust, began trading under the ticker symbol "CARZ" on The NASDAQ(R) Stock Market, Inc. ("NASDAQ").

Each fund represents a separate series of shares of beneficial interest in the Trust (each a "Fund" and collectively, the "Funds"). Each Fund's shares currently are listed and traded on the NYSE Arca, Inc. ("NYSE Arca") except for the First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund, the First Trust ISE Global Copper Index Fund, the First Trust ISE Global Platinum Index Fund, the First Trust BICK Index Fund and the First Trust NASDAQ CEA Smartphone Index Fund, which are listed and traded on NASDAQ. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large specified blocks consisting of 50,000 shares called a "Creation Unit". Creation Units are issued and redeemed principally in-kind for securities included in a Fund's relevant index. Except when aggregated in Creation Units, shares are not redeemable securities of a Fund. The investment objective of each Fund is to seek investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of the following indices:


FUND                                                                            INDEX
First Trust STOXX(R) European Select Dividend Index Fund                        STOXX(R) Europe Select Dividend 30 Index
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund           FTSE EPRA/NAREIT Developed Index
First Trust Dow Jones Global Select Dividend Index Fund                         Dow Jones Global Select Dividend Index(SM)
First Trust ISE Global Wind Energy Index Fund                                   ISE Global Wind Energy Index
First Trust ISE Global Engineering and Construction Index Fund                  ISE Global Engineering and Construction Index
First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund        NASDAQ OMX(R) Clean Edge(R) Smart Grid
                                                                                    Infrastructure Index(SM)
First Trust ISE Global Copper Index Fund                                        ISE Global Copper(TM) Index
First Trust ISE Global Platinum Index Fund                                      ISE Global Platinum(TM) Index
First Trust BICK Index Fund                                                     ISE BICK(TM) Index
First Trust NASDAQ CEA Smartphone Index Fund                                    NASDAQ OMX CEA Smartphone Index(SM)


                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

Each Fund's NAV is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND II
                           MARCH 31, 2011 (UNAUDITED)

Each Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value in accordance with valuation procedures adopted by the Trust's Board of Trustees and in accordance with the 1940 Act. Portfolio securities listed on any exchange other than the NASDAQ or the London Stock Exchange Alternative Investment Market ("AIM") are valued at the last sale price on the business day as of which such value is being determined. Securities listed on the NASDAQ or the AIM are valued at the official closing price on the business day as of which such value is being determined. If there has been no sale on such day, or no official closing price in the case of securities traded on the NASDAQ or the AIM, the securities are valued at the mean of the most recent bid and ask prices on such day. Portfolio securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities trading on the NASDAQ or the AIM, are valued at the closing bid prices. Short-term investments that mature in less than 60 days when purchased are valued at amortized cost.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Trustees or its delegate at fair value. The use of fair value pricing by each Fund is governed by valuation procedures adopted by the Board of Trustees and is in accordance with the provisions of the 1940 Act. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's "fair value." As a general principle, the current "fair value" of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. The use of fair value prices by a Fund generally results in prices used by the Fund that may differ from current market quotations or official closing prices on the applicable exchange. A variety of factors may be considered in determining the fair value of such securities. In addition, the use of fair value prices and certain current market quotations or official closing prices could result in a difference between the prices used to calculate a Fund's NAV and the prices used by such Fund's corresponding index, which, in turn, could result in a difference between a Fund's performance and the performance of its underlying index.

Because foreign markets may be open on different days than the days during which investors may purchase the shares of a Fund, the value of the Fund's securities may change on the days when investors are not able to purchase the shares of the Fund. The value of securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE. Any use of a different rate from the rates used by a relevant index may adversely affect the Fund's ability to track the index.

The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical securities. An active market is a market in which transactions for the security occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar securities in active markets.

            o Quoted prices for identical or similar securities in markets that are non-active. A non-active market is a market where there are few transactions for the security, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the security (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the security.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value each Fund's investments as of March 31, 2011, is included with each Fund's Portfolio of Investments.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND II
                           MARCH 31, 2011 (UNAUDITED)

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

Distributions received from a Fund's investments in real estate investment trusts ("REITs") are comprised of return of capital, capital gains and income. The actual character of the amounts received during the year are not known until after the fiscal year end. A Fund records the character of distributions received from the REITs during the year based on estimates available. A Fund's characterization may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

C. FOREIGN CURRENCY

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investment securities and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in "Net change in unrealized appreciation (depreciation) on foreign currency translation" on the Statements of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in "Net change in unrealized appreciation (depreciation) on investments" on the Statements of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is included in "Net realized gain (loss) on foreign currency transactions" on the Statements of Operations.

D. DIVIDENDS AND DISTRIBUTION TO SHAREHOLDERS

Dividends from net investment income of each Fund, if any, are declared and paid quarterly by the First Trust STOXX(R) European Select Dividend Index Fund and the First Trust Dow Jones Global Select Dividend Index Fund and semi-annually by the First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund, the First Trust ISE Global Wind Energy Index Fund, the First Trust ISE Global Engineering and Construction Index Fund, the First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund, the First Trust ISE Global Copper Index Fund, the First Trust ISE Global Platinum Index Fund, the First Trust BICK Index Fund and the First Trust NASDAQ CEA Smartphone Index Fund or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by each Fund, if any, are distributed at least annually.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of income and gains on various investment securities held by a Fund, timing differences and differing characterization of distributions made by a Fund.

The tax character of distributions paid by each Fund during the period ended September 30, 2010 was as follows:

                                                                                 Distributions   Distributions   Distributions
                                                                                   paid from       paid from       paid from
                                                                                   Ordinary         Capital        Return of
                                                                                    Income           Gains          Capital
                                                                                 -------------   -------------   -------------
First Trust STOXX(R) European Select Dividend Index Fund                          $   297,865     $        --     $        --
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund               1,357,853              --              --
First Trust Dow Jones Global Select Dividend Index Fund                             1,487,682              --              --
First Trust ISE Global Wind Energy Index Fund                                       2,090,442              --          50,059
First Trust ISE Global Engineering and Construction Index Fund                        427,401              --              --
First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund              111,073              --           7,907
First Trust ISE Global Copper Index Fund                                               11,640              --              --
First Trust ISE Global Platinum Index Fund                                             18,925              --              --
First Trust BICK Index Fund                                                            27,090              --              --

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND II
                           MARCH 31, 2011 (UNAUDITED)

As of September 30, 2010, the components of distributable earnings on a tax basis for each Fund were as follows:

                                                                                                  Accumulated         Net
                                                                                 Undistributed    Capital and      Unrealized
                                                                                   Ordinary          Other        Appreciation
                                                                                    Income        Gain (Loss)    (Depreciation)
                                                                                 -------------   -------------   -------------
First Trust STOXX(R) European Select Dividend Index Fund                          $     1,697    $ (11,002,223)  $    (250,672)
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund               1,001,390         (824,031)      2,580,158
First Trust Dow Jones Global Select Dividend Index Fund                               198,197       (1,937,810)      1,729,774
First Trust ISE Global Wind Energy Index Fund                                              --      (18,680,722)    (46,281,913)
First Trust ISE Global Engineering and Construction Index Fund                        103,237         (621,101)      3,025,017
First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund                   --         (928,889)         48,466
First Trust ISE Global Copper Index Fund                                              113,384          (74,393)      1,311,104
First Trust ISE Global Platinum Index Fund                                             36,376         (344,595)       (300,426)
First Trust BICK Index Fund                                                            85,853          (53,184)      1,374,155

E. INCOME TAXES

Each Fund intends to qualify or continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes.

The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2007, 2008, 2009, and 2010 remain open to federal and state audit. As of March 31, 2011, management has evaluated the application of these standards to the Funds and has determined that no provision for income tax is required in the Funds' financial statements for uncertain tax positions.

At September 30, 2010 for federal income tax purposes, each Fund has capital loss carryforwards available that are shown in the table below, to the extent provided by regulations, to offset future capital gains through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to Fund shareholders. The Funds are subject to certain limitations, under U.S. tax rules, on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.


                                                             Capital Loss        Capital Loss        Capital Loss        Total
                                                          Available through   Available through   Available through   Capital Loss
                                                          September 30, 2016  September 30, 2017  September 30, 2018   Available
                                                          ------------------  ------------------  ------------------  ------------
First Trust STOXX(R) European Select Dividend Index Fund      $       --         $  5,960,236        $  4,853,444     $ 10,813,680
First Trust FTSE EPRA/NAREIT Developed Markets
     Real Estate Index Fund                                           --               68,465             745,145         813,610
First Trust Dow Jones Global Select Dividend Index Fund          131,352              208,741           1,274,694       1,614,787
First Trust ISE Global Wind Energy Index Fund                    174,186               30,175           8,357,650       8,562,011
First Trust ISE Global Engineering and Construction
     Index Fund                                                       --                1,914                  --           1,914
First Trust NASDAQ(R) Clean Edge(R) Smart Grid
     Infrastructure Index Fund                                        --                   --             928,889         928,889
First Trust ISE Global Copper Index Fund                              --                   --              74,393          74,393
First Trust ISE Global Platinum Index Fund                            --                   --             344,595         344,595
First Trust BICK Index Fund                                           --                   --              53,184          53,184

During the taxable year ended September 30, 2010, First Trust ISE Global Engineering and Construction Index Fund utilized capital loss carryforwards in the amount of $97.

Capital losses incurred after October 31 ("Post-October Losses") within the taxable year can be deemed to arise on the first business day of each Fund's next taxable year.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND II
                           MARCH 31, 2011 (UNAUDITED)

During the taxable year ended September 30, 2010, the Funds listed below incurred and elected to defer net capital, currency losses and Passive Foreign Investment Company ("PFIC") losses as follows:


                                                                                         Post-October Losses
                                                                            ---------------------------------------------
                                                                               Capital        Currency          PFIC
                                                                               Losses          Losses          Losses
                                                                            -------------   -------------   -------------
First Trust STOXX(R) European Select Dividend Index Fund                     $   185,204     $     3,339     $        --
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund              7,985           2,436              --
First Trust Dow Jones Global Select Dividend Index Fund                          323,023              --              --
First Trust ISE Global Wind Energy Index Fund                                  9,549,964               5         568,742
First Trust ISE Global Engineering and Construction Index Fund                   615,538           3,649              --
First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund              --              --              --
First Trust ISE Global Copper Index Fund                                              --              --              --
First Trust ISE Global Platinum Index Fund                                            --              --              --
First Trust BICK Index Fund                                                           --              --              --

On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 effective for tax years beginning after December 22, 2010. Management is currently evaluating the impact, if any, that the Act will have on future financial statement disclosures.

F. EXPENSES

Expenses that are directly related to one of the Funds are charged directly to the respective Fund, except for the First Trust ISE Global Copper Index Fund, the First Trust ISE Global Platinum Index Fund, the First Trust BICK Index Fund and the First Trust NASDAQ CEA Smartphone Index Fund, for which expenses are paid by First Trust Advisors L.P. ("First Trust" or the "Advisor"). General expenses of the Trust are allocated to all the Funds based upon the net assets of each Fund. The Advisor has entered into licensing agreements with each of the following "Licensors" for the respective Funds:

FUNDS    LICENSOR
First Trust STOXX(R) European Select Dividend Index Fund                    STOXX Limited
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index            Fund FTSE International Limited
First Trust Dow Jones Global Select Dividend Index Fund                     Dow Jones & Company, Inc.
First Trust ISE Global Wind Energy Index Fund                               International Securities Exchange, LLC
First Trust ISE Global Engineering and Construction Index Fund              International Securities Exchange, LLC
First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund    The NASDAQ(R) OMX Group, Inc. and Clean Edge, Inc.
First Trust ISE Global Copper Index Fund                                    International Securities Exchange, LLC
First Trust ISE Global Platinum Index Fund                                  International Securities Exchange, LLC
First Trust BICK Index Fund                                                 International Securities Exchange, LLC
First Trust NASDAQ CEA Smartphone Index Fund                                The NASDAQ(R) OMX Group, Inc.

The respective license agreements allow for the use of each Fund's respective index and of certain trademarks and trade names of the respective Licensors. The Funds are sub-licensees to the applicable license agreements. The licensing fees paid by those Funds which are required to pay licensing fees are shown on the Statements of Operations.

 3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. First Trust is responsible for the selection and ongoing monitoring of the securities in each Fund's portfolio, managing the Funds' business affairs and providing certain administrative services necessary for the management of the Funds.

For the First Trust ISE Global Copper Index Fund, the First Trust ISE Global Platinum Index Fund, the First Trust BICK Index Fund and the First Trust NASDAQ CEA Smartphone Index Fund (such Funds, the "Unitary Fee Funds"), First Trust is paid an annual unitary management fee of 0.70%, except for the First Trust BICK Index Fund which pays 0.64%, of such Fund's average daily net assets and is responsible for the expenses of such Fund including the cost of transfer agency, custody, fund administration, legal, audit and other services, and excluding distribution fees, if any, brokerage expense, taxes, interest, and other extraordinary expenses.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND II
                           MARCH 31, 2011 (UNAUDITED)

For the First Trust STOXX(R) European Select Dividend Index Fund, the First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund, the First Trust Dow Jones Global Select Dividend Index Fund, the First Trust ISE Global Wind Energy Index Fund, the First Trust ISE Global Engineering and Construction Index Fund and the First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund, First Trust is paid an annual management fee of 0.40% of such Fund's average daily net assets. The Trust and the Advisor have entered into an Expense Reimbursement, Fee Waiver and Recovery Agreement ("Recovery Agreement") in which the Advisor has agreed to waive fees and/or reimburse Fund expenses to the extent that the operating expenses of each such Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses) exceed the below amount as a percentage of average daily net assets per year (the "Expense Cap") at least through the Expense Cap termination date listed.

                                                                                                    Expense Cap
                                                                                Expense Cap       Termination Date
                                                                                -----------      ------------------
First Trust STOXX(R) European Select Dividend Index Fund                           0.60%         December 20, 2012
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund              0.60%          December 6, 2012
First Trust Dow Jones Global Select Dividend Index Fund                            0.60%         December 20, 2012
First Trust ISE Global Wind Energy Index Fund                                      0.60%          January 20, 2013
First Trust ISE Global Engineering and Construction Index Fund                     0.70%          December 6, 2012
First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund           0.70%          January 20, 2013

Expenses reimbursed and fees waived by First Trust under the Expense Reimbursement, Fee Waiver and Recovery Agreement are subject to recovery by First Trust for up to three years from the date the fee or expense was incurred, but no reimbursement payment will be made by the Fund if it results in the Fund exceeding an expense ratio equal to the Expense Cap in place at the time the expenses or fees were reimbursed or waived by First Trust. These amounts would be included in "Expenses previously waived or reimbursed" on the Statement of Operations.

The advisory fee waivers and expense reimbursements for the period ended March 31, 2011 and the expenses borne by the Advisor subject to recovery from each applicable Fund for the periods indicated were as follows:


                                                           Expenses Borne by Advisor Subject to Recovery
                                    ------------------------------------------------------------------------------------------
                                    Advisory    Expense   Period Ended   Period Ended   Period Ended   Period Ended
                                       Fee       Reim-    September 30,  September 30,  September 30,   March 31,
                                     Waivers   bursement      2008           2009           2010           2011        Total
                                    ---------  ---------  -------------  -------------  -------------  ------------  ---------
First Trust STOXX(R) European
    Select Dividend Index  Fund     $  19,058   $50,505     $ 113,939      $ 146,295      $ 132,551      $ 69,563    $ 462,348
First Trust FTSE EPRA/NAREIT
    Developed Markets Real
    Estate Index Fund                  74,588        --        66,716        116,416        150,784        74,588      408,504
First Trust Dow Jones Global
    Select Dividend Index Fund         38,760        --        74,607        114,202        117,932        38,760      345,501
First Trust ISE Global Wind Energy
    Index Fund                         46,107        --        67,700        237,567        155,579        46,107      506,953
First Trust ISE Global Engineering
    and Construction Index Fund        26,877        --            --         81,714         76,726        26,877      185,317
First Trust NASDAQ(R) Clean
    Edge(R) Smart Grid
    Infrastructure Index Fund          25,213        --            --             --         68,049        25,213       93,262

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND II
                           MARCH 31, 2011 (UNAUDITED)

The Trust has multiple service agreements with The Bank of New York Mellon ("BNYM"). Under the servicing agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for the Trust. As custodian, BNYM is responsible for custody of the Trust's assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of the Trust's securities and cash. As transfer agent, BNYM is responsible for performing transfer agency services for the Trust. BNYM is a subsidiary of the Bank of New York Mellon Corporation, a financial holding company.

James A. Bowen, the Chief Executive Officer of First Trust, on October 12, 2010, acquired 100% of the voting stock of The Charger Corporation, the general partner of First Trust (the "Transaction"). First Trust is a limited partnership with one limited partner and one general partner (The Charger Corporation). The consummation of the Transaction was deemed to be an "assignment" (as defined in the 1940 Act) of the investment management agreement and distribution agreement for each Fund and resulted in the automatic termination of the agreements. In addition, the former expense reimbursement, fee waiver and recovery agreement terminated pursuant to its terms upon the termination of the investment management agreement.

The Trust's Board of Trustees approved an interim investment management agreement with First Trust which was entered into effective upon the closing of the Transaction and would be in effect for a maximum period of 150 days. A new investment management agreement with First Trust was approved by the Board of Trustees for each Fund and was submitted to shareholders of each Fund as of the record date (September 30, 2010) for approval to take effect upon such shareholder approval. Special meetings of the shareholders of the Funds were held on December 6, 2010, December 20, 2010 and January 20, 2011. The new investment management agreement between the Trust and First Trust relating to the Transaction was approved by shareholders of each Fund. See Submission of Matters to a Vote of Shareholders, in the Additional Information section of this report, for the results. The Trust's Board of Trustees also approved a new Distribution Agreement and Expense Reimbursement, Fee Waiver and Recovery Agreement for the applicable Funds which were entered into effective upon the closing of the Transaction.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid an annual retainer of $10,000 per trust for the first 14 trusts of the First Trust Fund Complex and an annual retainer of $7,500 per trust for each additional trust in the First Trust Fund Complex. The annual retainer is allocated equally among each of the trusts. No additional meeting fees are paid in connection with Board or Committee meetings.

Additionally, the Lead Independent Trustee is paid $10,000 annually, the Chairman of the Audit Committee is paid $5,000 annually and each of the Chairmen of the Nominating and Governance Committee and Valuation Committee is paid $2,500 annually to serve in such capacities, with such compensation paid by the trusts in the First Trust Fund Complex and allocated equally among those trusts. Trustees are also reimbursed by the trusts in the First Trust Fund Complex for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and each Committee chairman will serve two-year terms before rotating to serve as chairman of another Committee or as Lead Independent Trustee. The officers and "Interested" Trustee receive no compensation from the trusts for serving in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

For the period ended March 31, 2011, the cost of purchases and proceeds from sales of investment securities for each Fund, excluding short-term investments and in-kind transactions, were as follows:

                                                                              Purchases          Sales
                                                                            -------------    -------------
First Trust STOXX(R) European Select Dividend Index Fund                    $   2,383,063    $   2,383,162
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund           3,557,640        4,507,372
First Trust Dow Jones Global Select Dividend Index Fund                        15,994,474       15,747,769
First Trust ISE Global Wind Energy Index Fund                                   6,376,809        6,160,637
First Trust ISE Global Engineering and Construction Index Fund                  3,801,184        3,817,056
First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund        3,896,635        3,894,757
First Trust ISE Global Copper Index Fund                                       16,511,271       16,680,443
First Trust ISE Global Platinum Index Fund                                      6,230,114        6,041,690
First Trust BICK Index Fund                                                   118,465,279       57,972,744
First Trust NASDAQ CEA Smartphone Index Fund                                    3,736,021        1,350,888

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND II
                           MARCH 31, 2011 (UNAUDITED)

For the period ended March 31, 2011, the cost of in-kind purchases and proceeds from in-kind sales or each

Fund were as follows:

                                                                              Purchases          Sales
                                                                            -------------    -------------
First Trust STOXX(R) European Select Dividend Index Fund                    $   3,430,215    $          --
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund          26,180,393               --
First Trust Dow Jones Global Select Dividend Index Fund                        81,039,469       11,665,674
First Trust ISE Global Wind Energy Index Fund                                   9,344,948        2,565,269
First Trust ISE Global Engineering and Construction Index Fund                 28,023,918        4,425,738
First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund        1,577,959        7,919,469
First Trust ISE Global Copper Index Fund                                      403,882,251        8,080,237
First Trust ISE Global Platinum Index Fund                                     28,826,321        1,575,533
First Trust  BICK Index Fund                                                  111,021,312       10,474,912
First Trust NASDAQ CEA Smartphone Index Fund                                   12,376,320               --

                 5. CREATIONS, REDEMPTIONS AND TRANSACTION FEES

Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 50,000 shares. In order to purchase Creation Units of a Fund, an investor must deposit (i) cash in lieu of all or a portion of the Deposit Securities, as defined below, and/or (ii) a designated portfolio of equity securities determined by First Trust (the "Deposit Securities") and generally make a cash payment referred to as the "Cash Component." Purchasers of Creation Units must pay to BNYM, as transfer agent, a creation fee (the "Creation Transaction Fee") regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee may vary and is based on the composition of the securities included in each Fund's portfolio and the countries in which the transactions are settled. The Creation Transaction Fee may increase or decrease as each Fund's portfolio is adjusted to conform to changes in the composition of its corresponding Index. The price for each Creation Unit will equal the daily NAV per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When a Fund permits an Authorized Participant to substitute cash or a different security in lieu of depositing one or more of the requisite Deposit Securities, the Authorized Participant may also be assessed an amount to cover the cost of purchasing the Deposit Securities and/or disposing of the substituted securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such Deposit Securities and/or substitute securities.

Parties redeeming Creation Units must pay to BNYM, as transfer agent, a redemption transaction fee (the "Redemption Transaction Fee"), regardless of the number of Creation Units redeemed in the transaction. The Redemption Transaction Fee may vary and is based on the composition of the securities included in each Fund's portfolio and the countries in which the transactions are settled. The Redemption Transaction Fee may increase or decrease as each Fund's portfolio is adjusted to conform to changes in the composition of its corresponding Index. Each Fund reserves the right to effect redemptions in cash. A shareholder may request a cash redemption in lieu of securities; however, each Fund may, in its discretion, reject any such request.

The Creation Transaction Fees and the Redemption Transaction Fees are as follows:

                                                                             Redemption        Creation
                                                                             Transaction      Transaction
                                                                                Fees             Fees
                                                                            -------------    -------------
First Trust STOXX(R) European Select Dividend Index Fund                       $   500          $   500
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund            4,000            4,000
First Trust Dow Jones Global Select Dividend Index Fund                          1,000            1,000
First Trust ISE Global Wind Energy Index Fund                                    1,000            1,000
First Trust ISE Global Engineering and Construction Index Fund                   1,000            1,000
First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund           500              500
First Trust ISE Global Copper Index Fund                                           500              500
First Trust ISE Global Platinum Index Fund                                         500              500
First Trust BICK Index Fund                                                      2,500            2,500
First Trust NASDAQ CEA Smartphone Index Fund                                     1,000            1,000

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND II
                           MARCH 31, 2011 (UNAUDITED)

                              6. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services. No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, the Funds will not pay 12b-1 fees any time before May 15, 2012.

                               7. INDEMNIFICATION

The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND II
                           MARCH 31, 2011 (UNAUDITED)

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how each Fund voted proxies relating to its portfolio securities during the 12 months ended June 30, 2010 is available
(1) without charge, upon request, by calling (800) 988-5891; (2) on the Trust's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

                               PORTFOLIO HOLDINGS

The Trust files its complete schedule of each Fund's portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available (1) by calling
(800) 988-5891; (2) on the Trust's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and
(4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

Special meetings of the shareholders of the Funds were held on December 6, 2010, December 20, 2010 and January 20, 2011. New investment management agreements between the Trust and First Trust for the Funds relating to the change in control of First Trust Advisors L.P. were approved at certain of such meetings as detailed below. The terms of the new investment management agreements are substantially similar to the terms of the previous agreements.

    Ticker Symbol   Date of Vote    % of Voted     Voted For     Voted Against     Abstained
    -------------   ------------   ------------   -----------   ---------------   -----------
         FFR         12/6/2010        52.72%         703,309         3,054            5,348
         FLM         12/6/2010        58.35%         463,005         2,335            1,438
         CU          12/6/2010        71.06%         455,974         3,006            2,913
        BICK         12/6/2010        51.80%         433,657         4,069           28,435
         FDD         12/20/2010       67.66%         329,959           400           10,187
         FGD         12/20/2010       52.05%         830,047         8,839           19,998
        PLTM         12/20/2010       50.28%         118,804         3,497            3,392
         FAN         1/20/2011        50.35%       2,171,750        99,108          447,922
        GRID         1/20/2011        50.41%         365,128        14,992          149,179

                               ADVISORY AGREEMENT
   BOARD CONSIDERATIONS REGARDING APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

FIRST TRUST NASDAQ CEA SMARTPHONE INDEX FUND
The Board of Trustees of the First Trust Exchange-Traded Fund II (the "Trust"), including the Independent Trustees, approved the Investment Management Agreement (the "Agreement") with First Trust Advisors L.P. ("First Trust" or the "Advisor") for First Trust NASDAQ CEA Smartphone Index Fund (the "Fund") at meetings held on July 21, 2010 and September 20, 2010. The Board initially approved the Agreement in connection with the organization of the Fund on July 21, 2010, but on August 24, 2010, prior to the commencement of operations of the Fund and before the approval of the Agreement by the initial shareholder of the Fund, James A. Bowen, the President of the Advisor and a Trustee and Chairman of the Board of the Trust, entered into an agreement to acquire 100% of the common stock of The Charger Corporation, the general partner of the Advisor (the "Transaction"), the consummation of which would constitute a "change of control" of the Advisor. On August 25, 2010, the Independent Trustees were informed about the Transaction, and on August 31, 2010, counsel to the Independent Trustees forwarded to Mr. Bowen and the Advisor a request for information regarding the Transaction. At its meeting held on September 20, 2010, the Board considered the information provided by Mr. Bowen and the Advisor in response to the Independent Trustees' request for information and also reviewed its prior approval of the Agreement. The Board of Trustees determined that the Agreement is in the best interests of the Fund in light of the services, expenses and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of the Agreement, the

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND II
                           MARCH 31, 2011 (UNAUDITED)

Independent Trustees received a report in advance of the July 21, 2010 Board meeting responding to a request for information from counsel to the Independent Trustees. The report, among other things, outlined the services to be provided by First Trust to the Fund (including the relevant personnel responsible for these services and their experience); the proposed unitary fee structure for the Fund as compared to fees charged by investment advisors to comparable exchange-traded funds ("ETFs"), and as compared to fees charged to other First Trust clients with similar investment objectives, and to other ETFs managed by First Trust; the estimated expenses to be incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on First Trust; fall out benefits to First Trust and First Trust Portfolios L.P.; and a summary of First Trust's compliance program. The Independent Trustees also met separately with their independent legal counsel to discuss the information provided by First Trust. In connection with the September 20, 2010 Board meeting, the Advisor represented to the Board that there had been no material changes to the information provided in July 2010 and that the Board could continue to rely on such information. The Board applied its business judgment to determine whether the arrangement between the Trust and First Trust is a reasonable business arrangement from the Fund's perspective as well as from the perspective of shareholders.

In evaluating whether to approve the Agreement, the Board considered the nature, extent and quality of services to be provided by First Trust under the Agreement, and noted that First Trust employees provide management services to other ETFs and to other investment companies in the First Trust complex with diligence and care. The Board also considered the compliance program that had been developed by First Trust and the skills of its employees who would be working with the Fund. It also considered the efforts expended by First Trust in organizing the Trust and making arrangements for entities to provide services to the Fund. Since the Fund had yet to commence investment operations, the Board did not consider the investment performance of the Fund, but the Board did consider the hypothetical performance of the applicable index. In light of the information presented and the considerations made, the Board concluded that the nature, quality and extent of services to be provided to the Fund by First Trust under the Agreement are expected to be satisfactory.

The Board reviewed information regarding the proposed unitary fee structure for the Fund. The Board noted that under the unitary fee arrangement, the Fund would pay First Trust a fee equal to an annual rate of 0.70% of its average daily net assets and that First Trust would be responsible for the Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit, licensing and other services, but excluding interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, service fees and distribution fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Board also considered that at the July 2010 meeting, it had reviewed information provided by First Trust and Lipper, Inc. ("Lipper") for the Fund on the advisory fees and other expenses paid by other comparable ETFs. The Board noted that the unitary fee for the Fund was above the median total expense ratio of the peer funds in each of the First Trust and Lipper peer groups for the Fund. The Board noted that it had considered the limitations on the comparability of the funds in each of the First Trust and Lipper peer groups, including that not all peer funds charged a unitary fee. The Board considered that it had reviewed the total expense ratios (after fee waivers) of other First Trust ETFs with investment objectives and policies similar to the Fund's investment objective and policies, and noted that they were generally the same as the unitary fee proposed to be charged to the Fund. In light of the nature, extent and quality of services to be provided under the Agreement, the Board determined that the proposed unitary fee for the Fund was fair and reasonable.

The Board noted that it had considered First Trust's representation that the proposed unitary fee for the Fund was not structured to pass the benefits of any economies of scale on to shareholders as the Fund's assets grow, but that First Trust did not believe this was material to the Board's consideration of the proposed unitary fees due to the anticipated asset levels for the Fund. The Trustees noted that any reduction in fixed costs associated with the management of the Fund would benefit First Trust, but that a unitary fee structure provides certainty in expenses for the Fund. The Board noted that First Trust has continued to invest in personnel and infrastructure for the First Trust complex. The Board took the costs to be borne by First Trust in connection with its services to be performed under the Agreement into consideration and noted that First Trust was unable to estimate the profitability of the Agreement to First Trust. The Board considered that First Trust had identified as a fall out benefit to First Trust and First Trust Portfolios L.P. their exposure to investors and brokers who, in the absence of the Fund, may have had no dealings with First Trust. The Board also noted that First Trust would not utilize soft dollars in connection with its management of the Fund's portfolio.

After discussion, the Board of Trustees, including the Independent Trustees, concluded that First Trust had the capabilities, resources and personnel necessary to manage the Fund. Based upon such information as it considered necessary to the exercise of its reasonable business judgment, the Board of Trustees concluded that it was in the best interests of the Fund to approve the Agreement. No single factor was determinative in the Board's analysis.


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RISK CONSIDERATIONS
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                      FIRST TRUST EXCHANGE-TRADED FUND II
                           MARCH 31, 2011 (UNAUDITED)

RISKS ARE INHERENT IN ALL INVESTING. YOU SHOULD CONSIDER EACH FUND'S INVESTMENT OBJECTIVE, RISKS, CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. YOU CAN DOWNLOAD EACH FUND'S PROSPECTUS AT HTTP://WWW.FTPORTFOLIOS.COM OR CONTACT FIRST TRUST PORTFOLIOS L.P. AT (800) 621-1675 TO REQUEST A PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION ABOUT EACH FUND. FOR ADDITIONAL INFORMATION ABOUT THE RISKS ASSOCIATED WITH INVESTING IN THE FUNDS, PLEASE SEE THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION, AS WELL AS OTHER REGULATORY FILINGS. READ THESE DOCUMENTS CAREFULLY BEFORE YOU INVEST. FIRST TRUST PORTFOLIOS L.P. IS THE DISTRIBUTOR OF THE FIRST TRUST EXCHANGE-TRADED FUND II.

The following summarizes some of the risks that should be considered for the Funds.

Each Fund's shares will change in value, and you could lose money by investing in a Fund. An investment in a Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange. Investors buying or selling Fund shares on an exchange may incur brokerage commissions. In addition, investors who sell Fund shares may receive less than the shares' net asset value. Unlike shares of open-end funds, investors are generally not able to purchase shares directly from a Fund and individual shares are not redeemable. However, specified large blocks of shares called creation units can be purchased from, or redeemed to, the Fund.

Each Fund's shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market develop-ments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

You should anticipate that the value of each Fund's shares will decline, more or less, in correlation with any decline in the value of that Fund's corresponding index.

Each Fund's return may not match the return of its corresponding index for a number of reasons. For example, the Funds incur operating expenses not applicable to their corresponding indexes, and may incur costs in buying and selling securities, especially when rebalancing the Fund's portfolio holdings to reflect changes in the composition of its corresponding index. In addition, each Fund's portfolio holdings may not exactly replicate the securities included in its corresponding index or the ratios between the securities included in such index.

Each Fund is exposed to additional market risk due to its policy of investing principally in the securities included in its corresponding index. As a result of this policy, securities held by each Fund will generally not be bought or sold in response to market fluctuations and the securities may be issued by companies concentrated in a particular industry. Therefore, the Funds will generally not sell a stock because the stock's issuer is in financial trouble, unless that stock is removed or is anticipated to be removed from a Fund's corresponding index.

Each Fund relies on a license and related sublicense that permits it to use its corresponding index and associated trade names, trademarks and service marks in connection with the name and investment strategies of the Fund. Such license and related sublicense may be terminated by the index provider and, as a result, a Fund may lose its ability to use such intellectual property. There is also no guarantee that an index provider has all rights to lease intellectual property on behalf of a Fund. Accordingly, in the event the license is terminated or the index provider does not have rights to license such intellectual property, it may have a significant impact on the operation of the effected Fund.

Each Fund will be concentrated in the securities of a given industry if the Fund's corresponding index is concentrated in such individual industry. A concentration makes a Fund more susceptible to any single occurrence affecting the industry and may subject a Fund to greater market risk than less controlled funds.

The Funds are not actively managed. The Funds may be affected by a general decline in certain market segments relating to their corresponding index. The Funds invest in securities included in or representative of its index regardless of their investment merit. The Funds generally will not attempt to take defensive positions in declining markets.

Each Fund is classified as "non-diversified" under the Investment Company Act of 1940, as amended. As a result, each Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. Because the Funds may invest a relatively high percentage of their assets in a limited number of issuers, the Funds may be more susceptible to any single economic, political or regulatory occurrence affecting one or more of these and to the issuers, experience increased volatility and be highly concentrated in certain issues.


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                      FIRST TRUST EXCHANGE-TRADED FUND II
                           MARCH 31, 2011 (UNAUDITED)

Each Fund invests in securities of non-U.S. issuers. Investing in securities of non-U.S. issuers, which are generally denominated in non-U.S. currencies, may involve certain risks not typically associated with investing in securities of U.S. issuers. Some of these risks may include, but are not limited to, the following: (i) there may be less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) non-U.S. markets may be smaller, less liquid and more volatile than the U.S. market; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of a Fund's investments;
(iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; (v) the impact of economic, political, social or diplomatic events; (vi) certain non-U.S. countries may impose restrictions on the ability of non-U.S. issuers to make distribution payments to investors located in the United States due to blockage of non-U.S. currency exchanges or otherwise; and (vii) withholding and other non-U.S. taxes may decrease a Fund's return. These risks may be more pronounced to the extent that a Fund invests a significant amount of its assets in companies located in one country.

Because each Fund's NAV is determined on the basis of U.S. dollars, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of a Fund's holdings goes up.

Certain Funds may hold securities of certain non-U.S. and non-Canadian companies in the form of Depositary Receipts. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States; therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.

Certain Funds may invest in small and/or mid capitalization companies. Such companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

Each Fund may invest in companies that are considered to be PFICs, which are generally certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income. Therefore, such Funds could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is distributed to its shareholders in a timely manner. Such Fund will not be able to pass through to its shareholders any credit or deduction for such taxes.

Certain Funds may invest in securities issued by companies headquartered in Europe. Such Funds are therefore subject to certain risks associated specifically with Europe. A significant number of countries in Europe are member states in the EU, and the member states no longer control their own monetary policies by directing independent interest rates for their currencies. In these member states, the authority to direct monetary policies, including money supply and official interest rates for the Euro, is exercised by the European Central Bank. In addition, European corporations, and other entities with significant markets or operations in Europe (whether or not in the participating countries), face strategic challenges as these entities adapt to a single transnational currency. The Euro conversion may have a material impact on revenues, expenses or income from operations; increase competition due to the increased price transparency of EU markets; affect issuers' currency exchange rate risk and derivatives exposure; disrupt current contracts; cause issuers to increase spending on information technology updates required for the conversion; and result in potential adverse tax consequences.

The First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund invests in securities issued by companies headquartered in Asia and is therefore subject to certain risks associated specifically with Asia. For example, some of the currencies of these countries have experienced devaluations relative to the U.S. dollar, and adjustments have been made periodically in certain of such currencies. Certain countries, such as Indonesia, face serious exchange constraints. Jurisdictional disputes also exist, for example, between South Korea and North Korea. The Tokyo stock market, as measured by the Tokyo Stock Price Index, has been volatile. Declines in the Tokyo stock market have made the country's banks and financial institutions vulnerable because of their large share portfolios. Japanese banks have been left with large numbers of nonperforming loans. The Japanese economy labors under a heavy government budget deficit and historically low interest rates. As a result of these factors, several high-profile bankruptcies of Japanese banks, brokerage firms and insurance companies have occurred.


                                                                         Page 79
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                      FIRST TRUST EXCHANGE-TRADED FUND II
                           MARCH 31, 2011 (UNAUDITED)

The First Trust Dow Jones Global Select Dividend Index Fund and the First Trust STOXX(R) European Select Dividend Index Fund invest in the securities of companies in the financials sector. Banks, thrifts and their holding companies are especially subject to the adverse effects of economic recession; volatile interest rates; portfolio concentrations in geographic markets and in commercial and residential real estate loans; and competition from new entrants in their fields of business. These industries are generally extensively regulated and may be adversely affected by increased regulations.

The First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund invests in companies in the real estate industry, including REITs and therefore, the Fund is subject to the risks associated with investing in real estate, which may include, but are not limited to, possible declines in the value of real estate, adverse general and local economic conditions, possible lack of availability of mortgage funds, overbuilding in a REIT's market, changes in interest rates and environmental problems. The Fund may also be impacted by the downturn in the subprime mortgage lending market in the United States. Subprime loans have higher defaults and losses than prime loans. Subprime loans also have higher serious delinquency rates than prime loans. Because the Fund invests in REITs it is subject to certain other risks related to REIT structure and focus, which include, but are not limited to, dependency upon management skills, limited diversification, the risks of locating and managing financing for projects, heavy cash flow dependency, possible default by borrowers, the costs and potential losses of selfliquidation of one or more holdings, and, in many cases, relatively small market capitalization, which may result in less market liquidity and greater price volatility.

The First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund is also subject to interest rate risk. Increases in interest rates typically lower the present value of a REIT's future earnings stream, and may make financing property purchases and improvements more costly. Because the market price of REIT stocks may change based upon investors' collective perceptions of future earnings, the value of the Fund will generally decline when investors anticipate or experience rising interest rates.

The First Trust ISE Global Wind Energy Index Fund invests in wind energy companies. Wind energy companies can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants and general economic conditions. This can be significantly affected by fluctuations in energy prices and supply and demand of alternative energy fuels, energy conservation, the success of exploration projects and tax and other government regulations. Wind energy companies could be adversely affected by commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, technological developments and labor relations. In addition, the Fund may include companies affected by industry consolidation, domestic and international politics, excess capacity and consumer demand and spending trends. They may also be significantly affected by overall capital spending levels, economic cycles, delays in modernization, labor relations, government regulations and e-commerce initiatives.

The First Trust ISE Global Wind Energy Index Fund invests in the securities of companies in the utilities sector. General problems of issuers in the utilities sector include the imposition of rate caps, increased competition due to deregulation, the difficulty in obtaining an adequate return on invested capital or in financing large construction projects, the limitations on operations and increased costs and delays attributable to environmental considerations and the capital market's ability to absorb utility debt. In addition, taxes, government regulation, international politics, price and supply fluctuations, volatile interest rates and energy conservation may cause difficulties for utilities. All of such issuers have been experiencing certain of these problems in varying degrees.

The First Trust ISE Global Engineering and Construction Index Fund invests in the securities of engineering and construction companies. General risks of these companies include the general state of the economy, intense competition, consolidation, domestic and international politics, excess capacity and consumer demand and spending trends. In addition, they may also be significantly affected by overall capital spending levels, economic cycles, technical obsolescence, delays in modernization, labor relations, government regulations and e-commerce initiatives.

The First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund invests in the securities of smart grid companies. Smart grid companies can be negatively affected by high costs of research and development, high capital requirements for implementation, uncertain government regulations and input, limited ability of industrial and utility companies to quickly transform their businesses in order to implement new technologies and uncertainty of the ability of new products to penetrate established industries. Smart grid companies are often reliant upon contracts with government and commercial customers which may expire from time to time. Such companies are also affected by the general business conditions within the industrial, utility, information technology and telecommunications sectors and the overall global economy.


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                      FIRST TRUST EXCHANGE-TRADED FUND II
                           MARCH 31, 2011 (UNAUDITED)

The First Trust ISE Global Copper Index Fund and the First Trust ISE Global Platinum Index Fund invest in the securities of companies in the materials sector. General risks of the materials sector include the general state of the economy, consolidation, domestic and international politics and excess capacity. In addition, basic materials companies may also be significantly affected by volatility of commodity prices, import controls, worldwide competition, liability for environmental damage, depletion of resources and mandated expenditures for safety and pollution control devices.

The First Trust ISE Global Copper Index Fund may be adversely affected by a decrease in the worldwide demand and price of copper. Various factors may lead to a decreased demand and price of copper. As an industrial metal, the demand for and price of copper may be negatively impacted by a decreased level of industrial activity using copper. Other factors include the availability of substitutes such as man-made or synthetic substitutes, disruptions in the supply chain, from mining to storage to smelting or refining, adjustments to inventory, variations in production costs, including storage, labor and energy costs, costs associated with regulatory compliance, including environmental regulations and changes in industrial, government and consumer demand, both in individual consuming nations and internationally.

The First Trust ISE Global Copper Index Fund may be significantly impacted by the risks associated with the copper mining companies including competitive pressures in the copper mining business and the price of copper. Because more than half of the world's copper production occurs in the United States, Chile, Canada, Russia and Zambia, the Fund's Share price may be particularly sensitive to any adverse political or economic developments affecting these countries. The Fund's Share price may experience volatility because the price of copper may fluctuate substantially over short periods of time. Moreover, the Index tracks companies involved in the copper mining business and not the price of copper. The securities of companies involved in the copper mining business may under- or over-perform the price of copper over the short term or the long term.

The First Trust ISE Global Copper Index Fund invests in the securities of companies that are domiciled in Canada. The Fund is particularly sensitive to political, economic and social conditions in that country. Canada is a major producer of metals and energy-related products. The Canadian economy is very dependent on the demand for, and supply and price of, natural resources, and the Canadian market is relatively concentrated in issuers involved in the production and distribution of natural resources. Any adverse events that affect Canada's major industries may have a negative impact on the overall Canadian economy and the Shares of the Fund.

The First Trust ISE Global Copper Index Fund invests in the securities of companies that are domiciled in the United Kingdom, the Fund is particularly sensitive to political, economic and social conditions in that country. The Fund may be affected unfavorably by political developments, social instability, changes in government policies and other political and economic developments in the United Kingdom.

The First Trust ISE Global Platinum Index Fund may be adversely affected by a decrease in the worldwide demand and price of platinum group metals ("PGMs"). Various factors may lead to a decreased demand and price of PGMs. An increase in the level of hedge activity of PGM-producing companies could cause a decline in world PGM prices. A significant negative change in the attitude of speculators and investors towards PGMs could cause a decline in world PGM prices. A widening of interest rate differentials between the cost of money and the cost of PGMs could also negatively affect the price of PGMs which, in turn, could negatively affect the price of the Shares. In addition, automobile components that use PGMs account for a significant percentage of the global demand for PGMs. Because of the decline in demand and reduction in sales experienced by the global automotive industry, the price of PGMs may be negatively affected. PGM companies are also subject to risks associated with the exploration, development and production of PGMs, including competition for land, difficulties in obtaining required governmental approval to mine land, inability to raise adequate capital, increases in production costs and political unrest in nations where sources of PGMs are located, particularly Russia and South Africa.

The First Trust ISE Global Platinum Index Fund may be significantly impacted by the risks associated with the PGM companies including competitive pressures in the PGM mining business and the price of PGMs. Because a vast majority of the world's PGM production occurs in Russia and South Africa, the Fund's Share price may be particularly sensitive to any adverse political or economic developments affecting these countries. The Fund's Share price may experience volatility because the price of PGMs may fluctuate substantially over short periods of time. Moreover, the Index tracks companies involved in the PGM mining business and not the price of PGMs. The securities of companies involved in the PGM mining business may under- or over-perform the price of PGMs over the short term or the long term.

Because a significant percentage of the world's PGM mining takes place in Russia, the First Trust ISE Global Platinum Index Fund is particularly sensitive to political and economic conditions in that country. The Fund may be affected unfavorably by political developments, social instability, changes in government policies and other political and economic developments in Russia.


                                                                         Page 81
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                      FIRST TRUST EXCHANGE-TRADED FUND II
                           MARCH 31, 2011 (UNAUDITED)

Because a significant percentage of the world's PGM mining takes place in South Africa, the First Trust ISE Global Platinum Index Fund is particularly sensitive to political and economic conditions in that country. South Africa has historically experienced acts of terrorism and strained international relations related to border disputes, historical animosities, racial tensions and other domestic concerns. These situations may cause uncertainty in the South African market and may adversely affect the performance of the South African economy.

The First Trust BICK Index Fund invests in the securities of companies in the financials sector which may include banks, thrifts, brokerage firms, broker/dealers, investment banks, finance companies and companies involved in the insurance industry. Banks, thrifts and their holding companies are especially subject to the adverse effects of economic recession; government regulation; decreases in the availability of capital; volatile interest rates; portfolio concentrations in geographic markets and in commercial and residential real estate loans; and competition from new entrants in their fields of business.

The First Trust BICK Index Fund invests in common stock and depositary receipts of companies that are domiciled in Brazil. If a holder of depositary receipts exchanges its interest in the depositary receipts for the underlying shares, it may risk losing the ability to remit foreign currency abroad and certain Brazilian tax advantages. Brazil has experienced substantial economic instability resulting from, among other things, periods of very high inflation, persistent structural public sector deficits and significant devaluations of its currency leading also to a high degree of price volatility in both the Brazilian equity and foreign currency markets. Brazilian companies may also be adversely affected by high interest and unemployment rates, and are particularly sensitive to fluctuations in commodity prices.

The First Trust BICK Index Fund invests in depositary receipts of companies that are domiciled in India. Investment restrictions in India may limit the ability to convert equity shares into depositary receipts and vice versa. These restrictions may cause equity shares of the underlying issuer to trade at a premium or discount to the market price of the depositary receipt. Investing in securities of Indian companies involves additional risks, including, but not limited to: greater price volatility; substantially less liquidity and significantly smaller market capitalization of securities markets; more substantial governmental involvement in the economy; higher rates of inflation; and greater political, economic and social uncertainty. Government controls have been reduced on imports and foreign investment, and privatization of domestic output has proceeded slowly. The rapid economic growth of the last few years has put heavy stress on India's infrastructural facilities. Furthermore, although the Indian government is well aware of the need for reform and is pushing ahead in this area, businesses still have to deal with an inefficient and sometimes slow-moving bureaucracy.

The First Trust BICK Index Fund invests in H shares, depositary receipts and U.S.-listed common stock of companies that are domiciled in China, including Hong Kong. Some Chinese companies are listed on both the Hong Kong Stock Exchange with H shares and the Shanghai Stock Exchange with A shares. Price differentials between H shares and A shares of the same company may be significant. Also, price fluctuations of A shares are limited to either 5% or 10% per trading day, while no such limitations exist for H shares. Investing in securities of companies in China involves additional risks, including, but not limited to: the economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment, among others; the central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership; and actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China. Furthermore, China's economy is dependent on the economies of other Asian countries and can be significantly affected by currency fluctuations and increasing competition from Asia's other low-cost emerging economies.

The First Trust BICK Index Fund invests in common stock of companies that are domiciled in South Korea. The South Korean economy is dependent on the economies of Asia and the United States as key trading partners. Reduction in spending by these economies on South Korean products and services or negative changes in any of these economies, mainly in China or Southeast Asia, may cause an adverse impact on the South Korean economy. Furthermore, South Korea's economy is also dependent on the economies of other Asian countries and can be significantly affected by currency fluctuations and increasing competition from Asia's other low cost emerging economies. Also, the political tensions with North Korea could escalate and lead to further uncertainty in the political and economic climate on the Korean peninsula.


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                      FIRST TRUST EXCHANGE-TRADED FUND II
                           MARCH 31, 2011 (UNAUDITED)

The First Trust NASDAQ CEA Smartphone Index Fund invests in securities of companies in the smartphone industry. The smartphone industry is characterized by intense competition and new market entrants, which could negatively impact profit margins and overall revenues of the companies involved in the industry. Smartphone companies are generally subject to the risks of rapidly changing technologies, short product life cycles, fierce competition, aggressive pricing and reduced profit margins, the loss of patent, copyright and trademark protections, cyclical market patterns, evolving industry standards, and frequent new product introductions. Smartphone companies are affected by high and continuing costs of research and development due to quickly evolving technologies. Smartphone companies are often reliant upon the relationships with third-parties, which can be unpredictable. Additionally, the smartphone industry is in the early stages of development and can be extremely volatile.

NOT FDIC INSURED          NOT BANK GUARANTEED          MAY LOSE VALUE


                                                                         Page 83
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First Trust Exchange-Traded Fund II
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INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187

ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
101 Barclay Street
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

--------------------------------------------------------------------------------

Inside Back Cover

                               [BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEMS 6. SCHEDULE OF INVESTMENTS.

Schedules of Investments in securities of unaffiliated issuers as of the close of the reporting period are included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3 (c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)    First Trust Exchange-Traded Fund II
            ----------------------------------------------

By:    /s/ James A. Bowen
       --------------------------------

Name:  James A. Bowen
Title: Chairman of the Board, President and Chief Executive Officer

Date:  May 26, 2011
       ----------------------



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:    /s/ James A. Bowen
       --------------------------------

Name:  James A. Bowen
Title: Chairman of the Board, President and Chief Executive Officer


Date:  May 26, 2011
       ----------------------



By:    /s/ Mark R. Bradley
       --------------------------------

Name:  Mark R. Bradley
Title: Treasurer, Chief Financial Officer and Chief Accounting Officer

Date:  May 26, 2011
       ----------------------